As Filed with the Securities and Exchange Commission on January 27, 2025

  File No. 333-36975
  File No. 811-08397

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 55  ☒

  AND/OR

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

  AMENDMENT NO. 58  ☒

THE MARSICO INVESTMENT FUND

(Exact Name of Registrant as Specified in Charter)

1200 17TH STREET, SUITE 1700
DENVER, CO 80202
(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code: 1-888-860-8686

The Corporation Trust Company
The Marsico Investment Fund
Corporation Trust Center 1209 Orange Street
Wilmington, Delaware 19802
(Name and address of Agent for Service of Process)

COPIES TO:

ANTHONY H. ZACHARSKI, ESQ.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective (check the appropriate box):

☐  Immediately upon filing pursuant to paragraph (b)  ☒  On January 28, 2025 pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)  ☐  On (date) pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)  ☐  On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest of The Marsico Investment Fund

THE MARSICO INVESTMENT FUND

PROSPECTUS

JANUARY 28, 2025

Class/Ticker

MARSICO FOCUS FUND INVESTOR CLASS (MFOCX) INSTITUTIONAL CLASS (MIFOX)

MARSICO GROWTH FUND INVESTOR CLASS (MGRIX) INSTITUTIONAL CLASS (MIGWX)

MARSICO MIDCAP GROWTH FOCUS FUND INVESTOR CLASS (MXXIX) INSTITUTIONAL CLASS (MIDFX)

MARSICO INTERNATIONAL OPPORTUNITIES FUND INVESTOR CLASS (MIOFX) INSTITUTIONAL CLASS (MIIOX)

MARSICO GLOBAL FUND INVESTOR CLASS (MGLBX) INSTITUTIONAL CLASS (MIGOX)

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this
Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARIES

MARSICO FOCUS FUND

INVESTMENT OBJECTIVE

The Marsico Focus Fund's goal is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fee	0.73%	0.73%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses(1)	0.27%	0.25%
Total Annual Fund Operating Expenses(2)	1.25%	0.98%

(1)  Restated to reflect current fees. Shareholder meeting expenses and recoupment of previously waived fees and reimbursed expenses are not expected to occur during fiscal year 2025. All eligible recoupment amounts for the Investor Class and Institutional Class shares were fully recouped as of September 30, 2024.

(2)  The "Total Annual Fund Operating Expenses" in the table above do not correlate to the "ratio of total expenses to average net assets" amounts provided in the Financial Highlights for each of the share classes. The information in the Financial Highlights excludes acquired fund fees and expenses and reflects amounts incurred for shareholder meeting expenses and the recoupment of previously waived fees and reimbursed expenses.

Example

This example is intended to help you compare the cost of investing in the Investor Class or Institutional Class shares of the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the noted class of the Fund for the time periods indicated and then redeem all of your shares in the noted class of the Fund at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of each class remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Investor Class	Institutional Class
One Year	$127	$100
Three Years	$397	$312
Five Years	$686	$542
Ten Years	$1,511	$1,201

Portfolio Turnover

The Fund generally pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Marsico Focus Fund is a "non-diversified" mutual fund and invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Fund will normally hold a core position of between 20 and 35 common stocks. The number of securities held by the Fund may occasionally exceed this range at times such as when the investment adviser to the Fund, Marsico Capital Management, LLC (see "Management" below), is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

The investment adviser searches for growth globally by evaluating companies in industries around the world to uncover attractive investment opportunities and understand the competitive landscape on a world-wide basis. The investment adviser defines growth flexibly to include major changes in company direction and indicators such as a company's market share and the size of the underlying markets it serves.

The investment adviser seeks to select stocks of high-quality companies with compelling long-term capital appreciation potential. The fundamental investment approach combines "top-down" macro-economic analysis and investment theme development with "bottom-up" company and security analysis to identify attractive opportunities. The "top-down" approach generally considers certain macro-economic factors to formulate the strategic backdrop for security selection. Some relevant factors may include, without limitation, global and U.S. GDP levels and direction, interest rates, inflationary and deflationary forces, employment, fiscal and monetary policy, trade policy, currency movements, credit conditions, demographic trends, the regulatory environment, and the global competitive landscape. The investment adviser also may examine other factors that may include, without limitation, the most attractive global investment opportunities, sector and industry trends, industry consolidation, and the sustainability of financial trends. Through this "top-down" analysis, the investment adviser seeks to identify sectors, industries, and companies that may benefit from the overall trends the investment adviser has observed.

In the bottom-up analysis, the investment adviser looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the investment adviser evaluates and selects stocks and other securities on the basis of attributes that may include, without limitation, a company's specific market expertise or

FUND SUMMARIES

MARSICO FOCUS FUND

dominance; its market share position, strong brand franchise, durability, and pricing power; superior scale and distribution; attractive fundamentals (e.g., one or more factors such as a solid balance sheet, improving profit margins and returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); excellent management team; commitment to shareholder interests; a security's reasonable current valuation in the context of projected growth rates and peer group comparisons; current income; and other positive, transformational catalysts or indications that a company or security may be an attractive investment prospect, such as a major new innovative product or new management team. This process is called "bottom-up" company and security selection.

As part of this fundamental, "bottom-up" research, the investment adviser may communicate with a company's management and conduct other research to gain knowledge of the company. The investment adviser also may prepare detailed earnings and cash flow models of certain companies.

Three types of companies are typically owned in the Fund's portfolio: core growth, aggressive growth, and "life cycle change." The majority of the Fund's assets (i.e., the primary investments held by the Fund over time) is generally invested in common stocks of core growth companies, which are typically well-established seasoned companies and securities that the investment adviser believes may offer the potential for long-term, attractive, above-market, relatively predictable future earnings growth rates. Depending on the investment adviser's macroeconomic view and company-specific investment opportunities, the investment adviser may allocate smaller portions of the Fund's portfolio to aggressive growth or life cycle change companies. Aggressive growth companies are innovative companies that the investment adviser believes may produce rapidly accelerating earnings growth in excess of overall market performance, such as less mature companies or other companies with more aggressive growth characteristics. Life cycle change companies are companies that, in the investment adviser's opinion, are undergoing a positive transformational change in their business model that the investment adviser believes could serve as a catalyst for substantially improved earnings growth in the future. Often, these are companies whose stocks may be trading at low multiples and which may be out of favor with other growth-oriented equity investors. Some examples of a positive change would include a merger, acquisition, new product, new management team, favorable regulatory development, or other positive industry-level change.

The investment adviser may reduce or sell the Fund's portfolio securities if, in the opinion of the investment adviser, a security's fundamentals change substantially, the security reaches the investment adviser's price target or its price appreciation leads to overvaluation in relation to the investment adviser's estimates of future earnings and cash flow growth, there is a significant adverse change in the underlying rationale for owning a security or the company appears unlikely to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, a significant adverse macro-economic development occurs, or for other reasons.

The Fund may invest without limitation in foreign securities further described in this Prospectus depending on market conditions. These securities may be traded in the U.S. or in foreign markets or both, and may be economically tied to emerging markets. The investment adviser generally selects foreign securities on a security-by-security basis based primarily on considerations such as growth potential rather than geographic location or similar considerations.

The investment adviser has discretion to hedge exposures to currencies, markets, interest rates, and any other variables that could potentially affect returns to investors. The Fund may use derivative investments or instruments such as futures, options, swaps, or forward currency contracts to attempt to hedge the Fund's portfolio, or to serve other investment purposes as discussed further in this Prospectus under "More Information About the Funds." The Fund is not intended as a vehicle for investing substantially in derivatives, and tends to hold such investments only infrequently. The Fund is not required to hedge its investments and historically has rarely done so.

PRINCIPAL INVESTMENT RISKS

Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. The Fund's share prices and total returns will fluctuate. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risks associated with an investment in the Fund include the following:

Equity Securities, Markets, and Investment Risks Generally. The Fund is subject to the broad risks associated with investing in equity securities markets generally, including, without limitation, the risks that the securities and markets in which the Fund invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that the investment adviser may select investments for the Fund that do not perform as anticipated.

Investment Style Risk. The Fund is subject to investment style risk, which is the risk that returns from growth stocks in which the Fund invests may underperform or be more volatile than other asset classes or the overall stock market.

Non-Diversification Risk. The Fund is classified as a "non-diversified" mutual fund, which means it may hold fewer portfolio securities than a diversified fund, because it is permitted to invest a greater percentage of its assets in a smaller number of issuers. Holding securities of fewer issuers may cause the Fund's investment returns to be more volatile than more diversified funds, because it increases the risk that the value of the Fund could go down because of a single event or the poor performance of a single issuer.

Sector Risk. While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund from time to time may have significantly more exposure than its benchmark index to one or more sectors that appear to offer more growth potential in current market conditions (for example, in recent years, the

2

FUND SUMMARIES

MARSICO FOCUS FUND

information technology sector). The Fund may have little or no exposure to certain other sectors. The Fund may face various risks associated with investing substantially in certain sectors, such as that an individual sector may be more volatile or perform differently than the broader market, and that the stocks of multiple companies within a sector could simultaneously decline in price because of an event that affects the entire sector. Technology and other growth stocks could present additional risks in part because they often have higher price-to-earnings multiples than other stocks because their earnings are growing faster. If growth slows, a higher earnings multiple may compress, potentially resulting in a sharply reduced stock price reflecting both a lower multiple and lower profits. Also, growth stocks at times could be perceived by investors as too expensive.

Foreign Investment Risk. Investments in foreign securities generally, and emerging markets in particular, involve risks that may differ from or at times exceed the risks of U.S. investments for a variety of reasons such as, without limitation, unstable international, regional, or national political and economic conditions, diplomatic developments such as sanctions, embargoes, trade tariffs, trade limitations or trade wars, less stringent investor protections and disclosure standards, currency fluctuations, foreign controls on investment and currency exchange, foreign governmental control of some issuers, potential confiscatory taxation or nationalization of companies by foreign governments, sovereign solvency considerations, withholding of taxes, a lack of adequate company information, less liquid and more volatile exchanges and/or markets, ineffective or detrimental government regulation, varying accounting, auditing, disclosure, and reporting standards, political or economic factors that may severely limit business activities, legal systems or market practices that may permit inequitable treatment of minority and/or non-domestic investors, immature economic structures, and less developed and more thinly-traded securities markets.

Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S. dollar.

Risks of Unforeseen Global Events: Unexpected local, regional, or global events and their aftermath, such as war; acts of terrorism; financial, political, or social disruptions; natural, environmental, or man-made disasters; the spread of infectious illnesses, pandemics, or other public health issues; recessions and depressions; or other tragedies, catastrophes, and events could have a significant impact on global economic and market conditions and the Fund and its investments. For example, the pandemic related to COVID-19 negatively affected the economies of countries and companies around the world, and significantly disrupted the global securities and commodities markets. Health crises caused by infectious diseases may exacerbate other preexisting political, social, and economic risks. In addition, given the interrelationships among economies and markets throughout the world, an event in one country or region can impact other countries and regions.

These and other risks are discussed in more detail later in this Prospectus and in the Fund's Statement of Additional Information.

PERFORMANCE

The following bar chart and table provide some indication of the risk of investing in the Fund. The bar chart shows changes in the performance of the Fund's Investor Class shares from calendar year to year for the past ten years, together with the best and worst quarters during that time. For the periods indicated, the table shows how the Fund's Investor Class shares' and Institutional Class shares' average annual returns compared to those of a broad-based securities market index. The Fund's Institutional Class shares commenced operations on December 6, 2021. Accordingly, the table shows the Fund's Institutional Class shares' average annual total returns (before taxes) for the periods of one year and since inception. The performance of the Fund's Institutional Class shares would be similar to that of the Investor Class shares because the shares are invested in the same portfolio of securities and performance differs only to the extent that the share classes incur different class specific expenses. The actual returns of the Fund's Institutional Class shares would have been potentially higher than those of the Investor Class shares because the Institutional Class shares are typically subject to lower expenses than the Investor Class shares. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future results.

You can obtain updated performance information on our website at marsicofunds.com, or by calling 888-860-8686.

INVESTOR CLASS
CALENDAR YEAR TOTAL RETURNS
Best Quarter	(06/30/20):	33.67%
Worst Quarter	(06/30/22):	-20.55%

3

FUND SUMMARIES

MARSICO FOCUS FUND

AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/24)	One Year	Five Years	Ten Years	Since Inception (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 12/31/97)
Return Before Taxes	40.68%	19.70%	15.25%	10.78%	N/A
Return After Taxes on Distributions*	38.83%	17.16%	12.56%	9.31%	N/A
Return After Taxes on Distributions and Sale of Fund Shares*	25.46%	15.30%	11.66%	8.88%	N/A
Institutional Class (Inception Date 12/06/21)
Return Before Taxes	41.06%	N/A	N/A	N/A	11.62%
S&P 500® Index**
(reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%	8.88%	10.09%

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates currently in effect and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Please note that after-tax returns are shown only for the Investor Class shares and may differ for each share class.

**  The Standard & Poor's 500 Index ("S&P 500® Index") is an index of the common stock prices of 500 large U.S. companies, and includes the reinvestment of dividends.

MANAGEMENT

Investment Adviser:  Marsico Capital Management, LLC

Portfolio Managers:  The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Thomas F. Marsico, who has managed the Fund since its inception in December 1997, Peter C. Marsico, who has co-managed the Fund since August 2022, and James D. Marsico, who has co-managed the Fund since August 2022.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section of this Prospectus.

4

FUND SUMMARIES

MARSICO GROWTH FUND

INVESTMENT OBJECTIVE

The Marsico Growth Fund's goal is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fee	0.78%	0.78%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses(1)	0.30%	0.30%
Total Annual Fund Operating Expenses(2)	1.33%	1.08%

(1)  Restated to reflect current fees. Shareholder meeting expenses and recoupment of previously waived fees and reimbursed expenses are not expected to occur during fiscal year 2025. All eligible recoupment amounts for the Investor Class and Institutional Class shares were fully recouped as of September 30, 2024.

(2)  The "Total Annual Fund Operating Expenses" in the table above do not correlate to the "ratio of total expenses to average net assets" amounts provided in the Financial Highlights for each of the share classes. The information in the Financial Highlights excludes acquired fund fees and expenses and reflects amounts incurred for shareholder meeting expenses and the recoupment of previously waived fees and reimbursed expenses.

Example

This example is intended to help you compare the cost of investing in the Investor Class or Institutional Class shares of the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the noted class of the Fund for the time periods indicated and then redeem all of your shares in the noted class of the Fund at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of each class remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Investor Class	Institutional Class
One Year	$135	$110
Three Years	$421	$343
Five Years	$729	$595
Ten Years	$1,601	$1,317

Portfolio Turnover

The Fund generally pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Marsico Growth Fund is a "diversified" mutual fund and invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Fund will normally hold a core position of up to 50 common stocks, but the number of securities held by the Fund may occasionally exceed 50 at times such as when the investment adviser to the Fund, Marsico Capital Management, LLC (see "Management" below), is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

The investment adviser searches for growth globally by evaluating companies in industries around the world to uncover attractive investment opportunities and understand the competitive landscape on a world-wide basis. The investment adviser defines growth flexibly to include major changes in company direction and indicators such as a company's market share and the size of the underlying markets it serves.

The investment adviser seeks to select stocks of high-quality companies with compelling long-term capital appreciation potential. The fundamental investment approach combines "top-down" macro-economic analysis and investment theme development with "bottom-up" company and security analysis to identify attractive opportunities. The "top-down" approach generally considers certain macro-economic factors to formulate the strategic backdrop for security selection. Some relevant factors may include, without limitation, global and U.S. GDP levels and direction, interest rates, inflationary and deflationary forces, employment, fiscal and monetary policy, trade policy, currency movements, credit conditions, demographic trends, the regulatory environment, and the global competitive landscape. The investment adviser also may examine other factors that may include, without limitation, the most attractive global investment opportunities, sector and industry trends, industry consolidation, and the sustainability of financial trends. Through this "top-down" analysis, the investment adviser seeks to identify sectors, industries, and companies that may benefit from the overall trends the investment adviser has observed.

In the bottom-up analysis, the investment adviser looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the investment adviser evaluates and selects stocks and other securities on the basis of attributes that may include, without limitation, a company's specific market expertise or

5

FUND SUMMARIES

MARSICO GROWTH FUND

dominance; its market share position, strong brand franchise, durability, and pricing power; superior scale and distribution; attractive fundamentals (e.g., one or more factors such as a solid balance sheet, improving profit margins and returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); excellent management team; commitment to shareholder interests; a security's reasonable current valuation in the context of projected growth rates and peer group comparisons; current income; and other positive, transformational catalysts or indications that a company or security may be an attractive investment prospect, such as a major new innovative product or new management team. This process is called "bottom-up" company and security selection.

As part of this fundamental, "bottom-up" research, the investment adviser may communicate with a company's management and conduct other research to gain knowledge of the company. The investment adviser also may prepare detailed earnings and cash flow models of certain companies.

Three types of companies are typically owned in the Fund's portfolio: core growth, aggressive growth, and "life cycle change." The majority of the Fund's assets (i.e., the primary investments held by the Fund over time) is generally invested in common stocks of core growth companies, which are typically well-established seasoned companies and securities that the investment adviser believes may offer the potential for long-term, attractive, above-market, relatively predictable future earnings growth rates. Depending on the investment adviser's macroeconomic view and company-specific investment opportunities, the investment adviser may allocate smaller portions of the Fund's portfolio to aggressive growth or life cycle change companies. Aggressive growth companies are innovative companies that the investment adviser believes may produce rapidly accelerating earnings growth in excess of overall market performance, such as less mature companies or other companies with more aggressive growth characteristics. Life cycle change companies are companies that, in the investment adviser's opinion, are undergoing a positive transformational change in their business model that the investment adviser believes could serve as a catalyst for substantially improved earnings growth in the future. Often, these are companies whose stocks may be trading at low multiples and which may be out of favor with other growth-oriented equity investors. Some examples of a positive change would include a merger, acquisition, new product, new management team, favorable regulatory development, or other positive industry-level change.

The investment adviser may reduce or sell the Fund's portfolio securities if, in the opinion of the investment adviser, a security's fundamentals change substantially, the security reaches the investment adviser's price target or its price appreciation leads to overvaluation in relation to the investment adviser's estimates of future earnings and cash flow growth, there is a significant adverse change in the underlying rationale for owning a security or the company appears unlikely to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, a significant adverse macro-economic development occurs, or for other reasons.

The Fund may invest without limitation in foreign securities further described in this Prospectus depending on market conditions. These securities may be traded in the U.S. or in foreign markets or both, and may be economically tied to emerging markets. The investment adviser generally selects foreign securities on a security-by-security basis based primarily on considerations such as growth potential rather than geographic location or similar considerations.

The investment adviser has discretion to hedge exposures to currencies, markets, interest rates, and any other variables that could potentially affect returns to investors. The Fund may use derivative investments or instruments such as futures, options, swaps, or forward currency contracts to attempt to hedge the Fund's portfolio, or to serve other investment purposes as discussed further in this Prospectus under "More Information About the Funds." The Fund is not intended as a vehicle for investing substantially in derivatives, and tends to hold such investments only infrequently. The Fund is not required to hedge its investments and historically has rarely done so.

PRINCIPAL INVESTMENT RISKS

Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. The Fund's share prices and total returns will fluctuate. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risks associated with an investment in the Fund include the following:

Equity Securities, Markets, and Investment Risks Generally. The Fund is subject to the broad risks associated with investing in equity securities markets generally, including, without limitation, the risks that the securities and markets in which the Fund invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that the investment adviser may select investments for the Fund that do not perform as anticipated.

Investment Style Risk. The Fund is subject to investment style risk, which is the risk that returns from growth stocks in which the Fund invests may underperform or be more volatile than other asset classes or the overall stock market.

Concentrated Portfolio Risk. Although the Fund is considered a "diversified" mutual fund under applicable law, it may at times still hold a relatively concentrated portfolio that may contain securities of fewer issuers than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Sector Risk. While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund from time to time may have significantly more exposure than its benchmark index to one or more sectors that appear to offer more growth potential in current market conditions (for example, in recent years, the information technology sector). The Fund may have little or no

6

FUND SUMMARIES

MARSICO GROWTH FUND

exposure to certain other sectors. The Fund may face various risks associated with investing substantially in certain sectors, such as that an individual sector may be more volatile or perform differently than the broader market, and that the stocks of multiple companies within a sector could simultaneously decline in price because of an event that affects the entire sector. Technology and other growth stocks could present additional risks in part because they often have higher price-to-earnings multiples than other stocks because their earnings are growing faster. If growth slows, a higher earnings multiple may compress, potentially resulting in a sharply reduced stock price reflecting both a lower multiple and lower profits. Also, growth stocks at times could be perceived by investors as too expensive.

Foreign Investment Risk. Investments in foreign securities generally, and emerging markets in particular, involve risks that may differ from or at times exceed the risks of U.S. investments for a variety of reasons such as, without limitation, unstable international, regional, or national political and economic conditions, diplomatic developments such as sanctions, embargoes, trade tariffs, trade limitations or trade wars, less stringent investor protections and disclosure standards, currency fluctuations, foreign controls on investment and currency exchange, foreign governmental control of some issuers, potential confiscatory taxation or nationalization of companies by foreign governments, sovereign solvency considerations, withholding of taxes, a lack of adequate company information, less liquid and more volatile exchanges and/or markets, ineffective or detrimental government regulation, varying accounting, auditing, disclosure, and reporting standards, political or economic factors that may severely limit business activities, legal systems or market practices that may permit inequitable treatment of minority and/or non-domestic investors, immature economic structures, and less developed and more thinly-traded securities markets.

Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S. dollar.

Risks of Unforeseen Global Events: Unexpected local, regional, or global events and their aftermath, such as war; acts of terrorism; financial, political, or social disruptions; natural, environmental, or man-made disasters; the spread of infectious illnesses, pandemics, or other public health issues; recessions and depressions; or other tragedies, catastrophes, and events could have a significant impact on global economic and market conditions and the Fund and its investments. For example, the pandemic related to COVID-19 negatively affected the economies of countries and companies around the world, and significantly disrupted the global securities and commodities markets. Health crises caused by infectious diseases may exacerbate other preexisting political, social, and economic risks. In addition, given the interrelationships among economies and markets throughout the world, an event in one country or region can impact other countries and regions.

These and other risks are discussed in more detail later in this Prospectus and in the Fund's Statement of Additional Information.

PERFORMANCE

The following bar chart and table provide some indication of the risk of investing in the Fund. The bar chart shows changes in the performance of the Fund's Investor Class shares from calendar year to year for the past ten years, together with the best and worst quarters during that time. For the periods indicated, the table shows how the Fund's Investor Class shares' and Institutional Class shares' average annual returns compared to those of a broad-based securities market index. The Fund's Institutional Class shares commenced operations on December 6, 2021. Accordingly, the table shows the Fund's Institutional Class shares' average annual total returns (before taxes) for the periods of one year and since inception. The performance of the Fund's Institutional Class shares would be similar to that of the Investor Class shares because the shares are invested in the same portfolio of securities and performance differs only to the extent that the share classes incur different class specific expenses. The actual returns of the Fund's Institutional Class shares would have been potentially higher than those of the Investor Class shares because the Institutional Class shares are typically subject to lower expenses than the Investor Class shares. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future results.

You can obtain updated performance information on our website at marsicofunds.com, or by calling 888-860-8686.

INVESTOR CLASS
CALENDAR YEAR TOTAL RETURNS
Best Quarter	(06/30/20):	33.82%
Worst Quarter	(06/30/22):	-22.95%

7

FUND SUMMARIES

MARSICO GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/24)	One Year	Five Years	Ten Years	Since Inception (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 12/31/97)
Return Before Taxes	36.79%	18.31%	14.40%	10.07%	N/A
Return After Taxes on Distributions*	34.13%	15.34%	11.36%	8.55%	N/A
Return After Taxes on Distributions and Sale of Fund Shares*	23.34%	14.07%	10.81%	8.22%	N/A
Institutional Class (Inception Date 12/06/21)
Return Before Taxes	37.08%	N/A	N/A	N/A	9.72%
S&P 500® Index**
(reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%	8.88%	10.09%

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates currently in effect and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Please note that after-tax returns are shown only for the Investor Class shares and may differ for each share class.

**  The Standard & Poor's 500 Index ("S&P 500® Index") is an index of the common stock prices of 500 large U.S. companies, and includes the reinvestment of dividends.

MANAGEMENT

Investment Adviser:  Marsico Capital Management, LLC

Portfolio Managers:  The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Thomas F. Marsico, who has managed the Fund since its inception in December 1997, Peter C. Marsico, who has co-managed the Fund since November 2019, and James D. Marsico, who has co-managed the Fund since December 2020.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section of this Prospectus.

8

FUND SUMMARIES

MARSICO MIDCAP GROWTH FOCUS FUND

INVESTMENT OBJECTIVE

The Marsico Midcap Growth Focus Fund's goal is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fee	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses(1)	0.34%	0.35%
Total Annual Fund Operating Expenses(2)	1.39%	1.15%

(1)  Restated to reflect current fees. Shareholder meeting expenses are not expected to occur during fiscal year 2025.

(2)  The "Total Annual Fund Operating Expenses" in the table above do not correlate to the "ratio of total expenses to average net assets" amounts provided in the Financial Highlights for each of the share classes. The information in the Financial Highlights excludes acquired fund fees and expenses and reflects amounts incurred for shareholder meeting expenses.

Example

This example is intended to help you compare the cost of investing in the Investor Class or Institutional Class shares of the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the noted class of the Fund for the time periods indicated and then redeem all of your shares in the noted class of the Fund at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of each class remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Investor Class	Institutional Class
One Year	$142	$117
Three Years	$440	$365
Five Years	$761	$633
Ten Years	$1,669	$1,398

Portfolio Turnover

The Fund generally pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Marsico Midcap Growth Focus Fund is a "diversified" mutual fund and invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size. Under normal circumstances, the Fund will invest at least 80% of the value of its assets in medium-capitalization (or "mid-cap") growth companies ("80% Policy"). The Fund will provide shareholders with at least 60 days' prior notice of any future change to the 80% Policy. The Fund defines mid-cap companies to mean companies of sizes similar to those found in the Russell Midcap Growth® Index. The Fund will normally hold a core position of up to 50 common stocks, but the number of securities held by the Fund may occasionally exceed 50 at times such as when the investment adviser to the Fund, Marsico Capital Management, LLC (see "Management" below), is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

The investment adviser searches for growth globally by evaluating companies in industries around the world to uncover attractive investment opportunities and understand the competitive landscape on a world-wide basis. The investment adviser defines growth flexibly to include major changes in company direction and indicators such as a company's market share and the size of the underlying markets it serves.

The investment adviser seeks to select stocks of high-quality companies with compelling long-term capital appreciation potential. The fundamental investment approach combines "top-down" macro-economic analysis and investment theme development with "bottom-up" company and security analysis to identify attractive opportunities. The "top-down" approach generally considers certain macro-economic factors to formulate the strategic backdrop for security selection. Some relevant factors may include, without limitation, global and U.S. GDP levels and direction, interest rates, inflationary and deflationary forces, employment, fiscal and monetary policy, trade policy, currency movements, credit conditions, demographic trends, the regulatory environment, and the global competitive landscape. The investment adviser also may examine other factors that may include, without limitation, the most attractive global investment opportunities, sector and industry trends, industry consolidation, and the sustainability of financial trends. Through this "top-down" analysis, the investment adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the investment adviser has observed.

9

FUND SUMMARIES

MARSICO MIDCAP GROWTH FOCUS FUND

In the bottom-up analysis, the investment adviser looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the investment adviser evaluates and selects stocks and other securities on the basis of attributes that may include, without limitation, a company's specific market expertise or dominance; its market share position, strong brand franchise, durability, and pricing power; superior scale and distribution; attractive fundamentals (e.g., one or more factors such as a solid balance sheet, improving profit margins and returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); excellent management team; commitment to shareholder interests; a security's reasonable current valuation in the context of projected growth rates and peer group comparisons; current income; and other positive, transformational catalysts or indications that a company or security may be an attractive investment prospect, such as a major new innovative product or new management team. This process is called "bottom-up" company and security selection.

As part of this fundamental, "bottom-up" research, the investment adviser may communicate with a company's management and conduct other research to gain knowledge of the company. The investment adviser also may prepare detailed earnings and cash flow models of certain companies.

Three types of companies are typically owned in the Fund's portfolio: core growth, aggressive growth, and "life cycle change." The majority of the Fund's assets (i.e., the primary investments held by the Fund over time) is generally invested in common stocks of core growth companies, which are typically well-established seasoned companies and securities that the investment adviser believes may offer the potential for long-term, attractive, above-market, relatively predictable future earnings growth rates. Depending on the investment adviser's macroeconomic view and company-specific investment opportunities, the investment adviser may allocate smaller portions of the Fund's portfolio to aggressive growth or life cycle change companies. Aggressive growth companies are innovative companies that the investment adviser believes may produce rapidly accelerating earnings growth in excess of overall market performance, such as less mature companies or other companies with more aggressive growth characteristics. Life cycle change companies are companies that, in the investment adviser's opinion, are undergoing a positive transformational change in their business model that the investment adviser believes could serve as a catalyst for substantially improved earnings growth in the future. Often, these are companies whose stocks may be trading at low multiples and which may be out of favor with other growth-oriented equity investors. Some examples of a positive change would include a merger, acquisition, new product, new management team, favorable regulatory development, or other positive industry-level change.

The investment adviser may reduce or sell the Fund's portfolio securities if, in the opinion of the investment adviser, a security's fundamentals change substantially, the security reaches the investment adviser's price target or its price appreciation leads to overvaluation in relation to the investment adviser's estimates of future earnings and cash flow growth, there is a significant adverse change in the underlying rationale for owning a security or the company appears unlikely to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, a significant adverse macro-economic development occurs, or for other reasons.

The Fund may invest without limitation in foreign securities further described in this Prospectus depending on market conditions. These securities may be traded in the U.S. or in foreign markets or both, and may be economically tied to emerging markets. The investment adviser generally selects foreign securities on a security-by-security basis based primarily on considerations such as growth potential rather than geographic location or similar considerations.

The investment adviser has discretion to hedge exposures to currencies, markets, interest rates, and any other variables that could potentially affect returns to investors. The Fund may use derivative investments or instruments such as futures, options, swaps, or forward currency contracts to attempt to hedge the Fund's portfolio, or to serve other investment purposes as discussed further in this Prospectus under "More Information About the Funds." The Fund is not intended as a vehicle for investing substantially in derivatives, and tends to hold such investments only infrequently. The Fund is not required to hedge its investments and historically has rarely done so.

PRINCIPAL INVESTMENT RISKS

Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. The Fund's share prices and total returns will fluctuate. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund. The principal risks associated with an investment in the Fund include the following:

Equity Securities, Markets, and Investment Risks Generally. The Fund is subject to the broad risks associated with investing in equity securities markets generally, including, without limitation, the risks that the securities and markets in which the Fund invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that the investment adviser may select investments for the Fund that do not perform as anticipated.

Investment Style Risk. The Fund is subject to investment style risk, which is the risk that returns from growth stocks in which the Fund invests may underperform or be more volatile than other asset classes or the overall stock market.

Medium-Capitalization and Smaller Company Risk. The Fund's investments in medium-capitalization or mid-cap companies, as well as any investments in small-cap companies, can involve more risk than investments in larger companies because medium-capitalization and smaller companies have potentially greater sensitivity to adverse business or economic conditions. Medium-capitalization and smaller

10

FUND SUMMARIES

MARSICO MIDCAP GROWTH FOCUS FUND

companies may have more limited financial resources, markets or product lines, less access to capital markets, and more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of larger companies, or to decline more significantly during market downturns than the market as a whole.

Concentrated Portfolio Risk. Although the Fund is considered a "diversified" mutual fund under applicable law, it may at times still hold a relatively concentrated portfolio that may contain securities of fewer issuers than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Sector Risk. While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund from time to time may have significantly more exposure than its benchmark index to one or more sectors that appear to offer more growth potential in current market conditions (for example, in recent years, the information technology sector). The Fund may have little or no exposure to certain other sectors. The Fund may face various risks associated with investing substantially in certain sectors, such as that an individual sector may be more volatile or perform differently than the broader market, and that the stocks of multiple companies within a sector could simultaneously decline in price because of an event that affects the entire sector. Technology and other growth stocks could present additional risks in part because they often have higher price-to-earnings multiples than other stocks because their earnings are growing faster. If growth slows, a higher earnings multiple may compress, potentially resulting in a sharply reduced stock price reflecting both a lower multiple and lower profits. Also, growth stocks at times could be perceived by investors as too expensive.

Foreign Investment Risk. Investments in foreign securities generally, and emerging markets in particular, involve risks that may differ from or at times exceed the risks of U.S. investments for a variety of reasons such as, without limitation, unstable international, regional, or national political and economic conditions, diplomatic developments such as sanctions, embargoes, trade tariffs, trade limitations or trade wars, less stringent investor protections and disclosure standards, currency fluctuations, foreign controls on investment and currency exchange, foreign governmental control of some issuers, potential confiscatory taxation or nationalization of companies by foreign governments, sovereign solvency considerations, withholding of taxes, a lack of adequate company information, less liquid and more volatile exchanges and/or markets, ineffective or detrimental government regulation, varying accounting, auditing, disclosure, and reporting standards, political or economic factors that may severely limit business activities, legal systems or market practices that may permit inequitable treatment of minority and/or non-domestic investors, immature economic structures, and less developed and more thinly-traded securities markets.

Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S. dollar.

Risks of Unforeseen Global Events: Unexpected local, regional, or global events and their aftermath, such as war; acts of terrorism; financial, political, or social disruptions; natural, environmental, or man-made disasters; the spread of infectious illnesses, pandemics, or other public health issues; recessions and depressions; or other tragedies, catastrophes, and events could have a significant impact on global economic and market conditions and the Fund and its investments. For example, the pandemic related to COVID-19 negatively affected the economies of countries and companies around the world, and significantly disrupted the global securities and commodities markets. Health crises caused by infectious diseases may exacerbate other preexisting political, social, and economic risks. In addition, given the interrelationships among economies and markets throughout the world, an event in one country or region can impact other countries and regions.

These and other risks are discussed in more detail later in this Prospectus and in the Fund's Statement of Additional Information.

PERFORMANCE

The following bar chart and table provide some indication of the risk of investing in the Fund. The bar chart shows changes in the performance of the Fund's Investor Class shares from calendar year to year for the past ten years, together with the best and worst quarters during that time. For the periods indicated, the table shows how the Fund's Investor Class shares' and Institutional Class shares' average annual returns compared to those of a broad-based securities market index and an additional index that more closely reflects the Fund's principal investment strategies. The Fund selected the Russell 3000® Index as its new broad-based index to comply with new regulatory requirements. The Fund's Institutional Class shares commenced operations on December 6, 2021. Accordingly, the table shows the Fund's Institutional Class shares' average annual total returns (before taxes) for the periods of one year and since inception. Returns include periods prior to September 1, 2021 when the Fund was called the "Marsico 21ST Century Fund" and applied broader investment strategies at times. The performance of the Fund's Institutional Class shares would be similar to that of the Investor Class shares because the shares are invested in the same portfolio of securities and performance differs only to the extent that the share classes incur different class specific expenses. The actual returns of the Fund's Institutional Class shares would have been potentially higher than those of the Investor Class shares because the Institutional Class shares are typically subject to lower expenses than the Investor Class shares. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future results.

You can obtain updated performance information on our website at marsicofunds.com, or by calling 888-860-8686.

11

FUND SUMMARIES

MARSICO MIDCAP GROWTH FOCUS FUND

INVESTOR CLASS
CALENDAR YEAR TOTAL RETURNS
Best Quarter	(06/30/20):	33.53%
Worst Quarter	(06/30/22):	-23.37%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/24)	One Year	Five Years	Ten Years	Since Inception (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 02/01/00)
Return Before Taxes	36.27%	12.96%	12.02%	8.17%	N/A
Return After Taxes on Distributions*	34.88%	11.82%	11.15%	7.78%	N/A
Return After Taxes on Distributions and Sale of Fund Shares*	22.51%	10.28%	9.81%	7.04%	N/A
Institutional Class (Inception Date 12/06/21)
Return Before Taxes	36.61%	N/A	N/A	N/A	5.52%
Russell 3000® Index**
(reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%	7.99%	9.08%
Russell Midcap Growth® Index**
(reflects no deduction for fees, expenses, or taxes)	22.10%	11.47%	11.54%	7.48%	5.13%

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates currently in effect and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Please note that after-tax returns are shown only for the Investor Class shares and may differ for each share class.

**  The Fund selected the Russell 3000® Index as its new broad-based index to comply with new regulatory requirements. The Russell 3000® Index is a broad-based index that measures the performance of the largest 3,000 U.S. companies. The Russell Midcap Growth® Index measures the performance of the mid-capitalization growth sector of the U.S. equity market, and is composed of mid-capitalization U.S. equities that exhibit growth characteristics including higher price-to-book ratios and higher forecasted growth. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market.

12

FUND SUMMARIES

MARSICO MIDCAP GROWTH FOCUS FUND

MANAGEMENT

Investment Adviser:  Marsico Capital Management, LLC

Portfolio Managers:  The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Thomas F. Marsico, who has managed the Fund since June 2022, Peter C. Marsico, who has co-managed the Fund since September 2022, and James D. Marsico, who has co-managed the Fund since September 2022.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section of this Prospectus.

13

FUND SUMMARIES

MARSICO INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Marsico International Opportunities Fund's goal is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fee	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses(1)	0.68%	0.95%
Total Annual Fund Operating Expenses(2)(3)	1.73%	1.75%
Fee Waiver and/or Expense Reimbursement(2)(3)	0.23%	0.50%
Net Expenses(2)(3)	1.50%	1.25%

(1)  Restated to reflect current fees. Shareholder meeting expenses are not expected to occur during fiscal year 2025.

(2)  The investment adviser has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of the Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the Fund's average net assets attributable to Investor Class shares, and (ii) to limit the total expenses of the Institutional Class of the Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the Fund's average net assets attributable to Institutional Class shares, until January 31, 2026. It may be terminated by the investment adviser at any time after January 31, 2026, upon 15 days prior notice to the Fund and its administrator. The investment adviser may recoup from the Fund (or share class as applicable) any fees previously waived and/or expenses previously reimbursed by the investment adviser with respect to the Fund or share class, as applicable, including any applicable waivers which may apply to a specific share class, pursuant to this agreement (including waivers or reimbursements under previous expense limitations), if (1) such recoupment by the investment adviser does not cause the Fund's share class, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred, and (3) the investment adviser has not agreed to forego recoupment. In accordance with the Funds' Multi-Class Plan, amounts eligible for recoupment from periods prior to the addition of the Institutional Class will continue to be eligible for recoupment from the Investor Class.

(3)  The "Total Annual Fund Operating Expenses" in the table above do not correlate to the "ratio of total expenses to average net assets" amounts provided in the Financial Highlights for each of the share classes. The information in the Financial Highlights excludes acquired fund fees and expenses and reflects amounts incurred for shareholder meeting expenses.

Example

This example is intended to help you compare the cost of investing in the Investor Class or Institutional Class shares of the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the noted class of the Fund for the time periods indicated and then redeem all of your shares in the noted class of the Fund at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of each class remain the same (except the example incorporates the expense limitation and fee waiver agreement only through January 31, 2026). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Investor Class	Institutional Class
One Year	$153	$127
Three Years	$523	$502
Five Years	$917	$902
Ten Years	$2,022	$2,021

Portfolio Turnover

The Fund generally pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Marsico International Opportunities Fund is a "diversified" mutual fund and invests primarily (generally, no less than 65% of its net assets) in foreign securities, such as common stocks of foreign companies that are selected for their long-term growth potential, and other foreign securities further described in this Prospectus, whether traded in the U.S. (including as American Depositary Receipts) or in foreign markets or both. The Fund may invest in an unlimited number of companies of any size throughout the world. The Fund normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in various issuers or securities that together have ties to at least four different foreign countries. The Fund may invest in securities of companies economically tied to emerging markets. Some issuers or securities in the Fund's portfolio may be economically tied to the U.S.

14

FUND SUMMARIES

MARSICO INTERNATIONAL OPPORTUNITIES FUND

The investment adviser searches for growth globally by evaluating companies in industries around the world to uncover attractive investment opportunities and understand the competitive landscape on a world-wide basis. The investment adviser defines growth flexibly to include major changes in company direction and indicators such as a company's market share and the size of the underlying markets it serves.

The investment adviser seeks to select stocks of high-quality companies with compelling long-term capital appreciation potential. The fundamental investment approach combines "top-down" macro-economic analysis and investment theme development with "bottom-up" company and security analysis to identify attractive opportunities. The "top-down" approach generally considers certain macro-economic factors to formulate the strategic backdrop for security selection. Some relevant factors may include, without limitation, global and U.S. GDP levels and direction, interest rates, inflationary and deflationary forces, employment, fiscal and monetary policy, trade policy, currency movements, credit conditions, demographic trends, the regulatory environment, and the global competitive landscape. The investment adviser also may examine other factors that may include, without limitation, the most attractive global investment opportunities, sector and industry trends, industry consolidation, and the sustainability of financial trends. Through this "top-down" analysis, the investment adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the investment adviser has observed.

In the bottom-up analysis, the investment adviser looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the investment adviser evaluates and selects stocks and other securities on the basis of attributes that may include, without limitation, a company's specific market expertise or dominance; its market share position, strong brand franchise, durability, and pricing power; superior scale and distribution; attractive fundamentals (e.g., one or more factors such as a solid balance sheet, improving profit margins and returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); excellent management team; commitment to shareholder interests; a security's reasonable current valuation in the context of projected growth rates and peer group comparisons; current income; and other positive, transformational catalysts or indications that a company or security may be an attractive investment prospect, such as a major new innovative product or new management team. This process is called "bottom-up" company and security selection.

As part of this fundamental, "bottom-up" research, the investment adviser may communicate with a company's management and conduct other research to gain knowledge of the company. The investment adviser also may prepare detailed earnings and cash flow models of certain companies.

Three types of companies are typically owned in the Fund's portfolio: core growth, aggressive growth, and "life cycle change." The majority of the Fund's assets (i.e., the primary investments held by the Fund over time) is generally invested in securities of core growth companies, which are typically well-established seasoned companies and securities that the investment adviser believes may offer the potential for long-term, attractive, above-market, relatively predictable future earnings growth rates. Depending on the investment adviser's macroeconomic view and company-specific investment opportunities, the investment adviser may allocate smaller portions of the Fund's portfolio to aggressive growth or life cycle change companies. Aggressive growth companies are innovative companies that the investment adviser believes may produce rapidly accelerating earnings growth in excess of overall market performance, such as less mature companies or other companies with more aggressive growth characteristics. Life cycle change companies are companies that, in the investment adviser's opinion, are undergoing a positive transformational change in their business model that the investment adviser believes could serve as a catalyst for substantially improved earnings growth in the future. Often, these are companies whose stocks may be trading at low multiples and which may be out of favor with other growth-oriented equity investors. Some examples of a positive change would include a merger, acquisition, new product, new management team, favorable regulatory development, or other positive industry-level change.

The investment adviser may reduce or sell the Fund's portfolio securities if, in the opinion of the investment adviser, a security's fundamentals change substantially, the security reaches the investment adviser's price target or its price appreciation leads to overvaluation in relation to the investment adviser's estimates of future earnings and cash flow growth, there is a significant adverse change in the underlying rationale for owning a security or the company appears unlikely to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, a significant adverse macro-economic development occurs, or for other reasons.

The investment adviser has discretion to hedge exposures to currencies, markets, interest rates, and any other variables that could potentially affect returns to investors. The Fund may use derivative investments or instruments such as futures, options, swaps, or forward currency contracts to attempt to hedge the Fund's portfolio, or to serve other investment purposes as discussed further in this Prospectus under "More Information About the Funds." The Fund is not intended as a vehicle for investing substantially in derivatives, and tends to hold such investments only infrequently. The Fund is not required to hedge its investments and historically has rarely done so.

PRINCIPAL INVESTMENT RISKS

Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. The Fund's share prices and total returns will fluctuate. You should consider your own

15

FUND SUMMARIES

MARSICO INTERNATIONAL OPPORTUNITIES FUND

investment goals, time horizon and risk tolerance before investing in the Fund. The principal risks associated with an investment in the Fund include the following:

Equity Securities, Markets, and Investment Risks Generally. The Fund is subject to the broad risks associated with investing in equity securities markets generally, including, without limitation, the risks that the securities and markets in which the Fund invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that the investment adviser may select investments for the Fund that do not perform as anticipated.

Investment Style Risk. The Fund is subject to investment style risk, which is the risk that returns from growth stocks in which the Fund invests may underperform or be more volatile than other asset classes or the overall stock market.

Foreign Investment Risk. Investments in foreign securities generally, and emerging markets in particular, involve risks that may differ from or at times exceed the risks of U.S. investments for a variety of reasons such as, without limitation, unstable international, regional, or national political and economic conditions, diplomatic developments such as sanctions, embargoes, trade tariffs, trade limitations or trade wars, less stringent investor protections and disclosure standards, currency fluctuations, foreign controls on investment and currency exchange, foreign governmental control of some issuers, potential confiscatory taxation or nationalization of companies by foreign governments, sovereign solvency considerations, withholding of taxes, a lack of adequate company information, less liquid and more volatile exchanges and/or markets, ineffective or detrimental government regulation, varying accounting, auditing, disclosure, and reporting standards, political or economic factors that may severely limit business activities, legal systems or market practices that may permit inequitable treatment of minority and/or non-domestic investors, immature economic structures, and less developed and more thinly-traded securities markets.

Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund's securities and the price of the Fund's shares. Generally, when the value of the U.S. dollar rises relative to another currency of a foreign country, an investment in an issuer whose securities are denominated in that country's currency (or whose business is conducted principally in that country's currency) loses value, because that currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar declines in value relative to a foreign currency, the value of investments denominated in the foreign currency may increase in relative terms. Devaluation of a currency by a country's government or banking authority also may have a significant impact on the value of any investments denominated in that currency. The risk that these events could occur may be heightened in emerging markets. The Fund generally purchases or sells foreign currencies when it purchases or sells securities denominated in those currencies, and may make other investments in foreign currencies for hedging purposes, or to serve other investment purposes. Currency markets generally are not as regulated as securities markets.

Concentrated Portfolio Risk. Although the Fund is considered a "diversified" mutual fund under applicable law, it may at times still hold a relatively concentrated portfolio that may contain securities of fewer issuers than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Sector Risk. While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund from time to time may have significantly more exposure than its benchmark index to one or more sectors that appear to offer more growth potential in current market conditions (for example, in recent years, the information technology sector). The Fund may have little or no exposure to certain other sectors. The Fund may face various risks associated with investing substantially in certain sectors, such as that an individual sector may be more volatile or perform differently than the broader market, and that the stocks of multiple companies within a sector could simultaneously decline in price because of an event that affects the entire sector. Technology and other growth stocks could present additional risks in part because they often have higher price-to-earnings multiples than other stocks because their earnings are growing faster. If growth slows, a higher earnings multiple may compress, potentially resulting in a sharply reduced stock price reflecting both a lower multiple and lower profits. Also, growth stocks at times could be perceived by investors as too expensive.

Risks of Unforeseen Global Events: Unexpected local, regional, or global events and their aftermath, such as war; acts of terrorism; financial, political, or social disruptions; natural, environmental, or man-made disasters; the spread of infectious illnesses, pandemics, or other public health issues; recessions and depressions; or other tragedies, catastrophes, and events could have a significant impact on global economic and market conditions and the Fund and its investments. For example, the pandemic related to COVID-19 negatively affected the economies of countries and companies around the world, and significantly disrupted the global securities and commodities markets. Health crises caused by infectious diseases may exacerbate other preexisting political, social, and economic risks. In addition, given the interrelationships among economies and markets throughout the world, an event in one country or region can impact other countries and regions.

These and other risks are discussed in more detail later in this Prospectus and in the Fund's Statement of Additional Information.

PERFORMANCE

The following bar chart and table provide some indication of the risk of investing in the Fund. The bar chart shows changes in the performance of the Fund's Investor Class shares from calendar year to year for the past ten years, together with the best and worst quarters during that

16

FUND SUMMARIES

MARSICO INTERNATIONAL OPPORTUNITIES FUND

time. For the periods indicated, the table shows how the Fund's Investor Class shares' and Institutional Class shares' average annual returns compared to those of a broad-based securities market index. The Fund's Institutional Class shares commenced operations on December 6, 2021. Accordingly, the table shows the Fund's Institutional Class shares' average annual total returns (before taxes) for the periods of one year and since inception. The performance of the Fund's Institutional Class shares would be similar to that of the Investor Class shares because the shares are invested in the same portfolio of securities and performance differs only to the extent that the share classes incur different class specific expenses. The actual returns of the Fund's Institutional Class shares would have been potentially higher than those of the Investor Class shares because the Institutional Class shares are typically subject to lower expenses than the Investor Class shares. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future results.

You can obtain updated performance information on our website at marsicofunds.com, or by calling 888-860-8686.

INVESTOR CLASS
CALENDAR YEAR TOTAL RETURNS
Best Quarter	(06/30/20):	22.27%
Worst Quarter	(03/31/20):	-18.77%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/24)	One Year	Five Years	Ten Years	Since Inception (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 06/30/00)
Return Before Taxes	32.98%	8.65%	8.08%	6.08%	N/A
Return After Taxes on Distributions*	32.27%	7.85%	7.39%	5.63%	N/A
Return After Taxes on Distributions and Sale of Fund Shares*	20.13%	6.82%	6.51%	5.12%	N/A
Institutional Class (Inception Date 12/06/21)
Return Before Taxes	33.30%	N/A	N/A	N/A	7.38%
MSCI EAFE® Index**
(reflects no deduction for fees, expenses, or taxes)	3.82%	4.73%	5.20%	3.85%	2.87%

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates currently in effect and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Please note that after-tax returns are shown only for the Investor Class shares and may differ for each share class.

**  The Morgan Stanley Capital International Europe Australasia Far East Index ("MSCI EAFE® Index") is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

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FUND SUMMARIES

MARSICO INTERNATIONAL OPPORTUNITIES FUND

MANAGEMENT

Investment Adviser:  Marsico Capital Management, LLC

Portfolio Managers:  The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Thomas F. Marsico, who has managed the Fund since July 2017, Peter C. Marsico, who has co-managed the Fund since April 2023, and James D. Marsico, who has co-managed the Fund since April 2023.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section of this Prospectus.

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FUND SUMMARIES

MARSICO GLOBAL FUND

INVESTMENT OBJECTIVE

The Marsico Global Fund's goal is to seek long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fee	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses(1)	0.39%	0.33%
Total Annual Fund Operating Expenses(2)	1.44%	1.13%

(1)  Restated to reflect current fees. Shareholder meeting expenses and recoupment of previously waived fees and reimbursed expenses are not expected to occur during fiscal year 2025. All eligible recoupment amounts for the Investor Class and Institutional Class shares were fully recouped as of September 30, 2024.

(2)  The "Total Annual Fund Operating Expenses" in the table above do not correlate to the "ratio of total expenses to average net assets" amounts provided in the Financial Highlights for each of the share classes. The information in the Financial Highlights excludes acquired fund fees and expenses and reflects amounts incurred for shareholder meeting expenses and the recoupment of previously waived fees and reimbursed expenses.

Example

This example is intended to help you compare the cost of investing in the Investor Class or Institutional Class shares of the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the noted class of the Fund for the time periods indicated and then redeem all of your shares in the noted class of the Fund at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of each class remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Investor Class	Institutional Class
One Year	$147	$115
Three Years	$456	$359
Five Years	$787	$622
Ten Years	$1,724	$1,375

Portfolio Turnover

The Fund generally pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Marsico Global Fund is a "diversified" mutual fund and invests primarily in the common stocks of U.S. and foreign companies that are selected for their long-term growth potential. The Fund may invest in an unlimited number of companies of any size that are economically tied to any countries or markets throughout the world, including securities of companies economically tied to emerging markets. Under normal market conditions, the Fund will invest significantly (generally, at least 40% of its net assets) in the securities of issuers organized or located outside the U.S., doing business outside the U.S., or other foreign securities further described in this Prospectus (unless market conditions are not deemed favorable by the investment adviser to the Fund, Marsico Capital Management, LLC (see "Management" below), in which case the Fund generally will invest at least 30% of its net assets in such foreign securities). The Fund will invest its assets in various regions and countries, including the U.S., which encompass not less than three different countries overall.

The investment adviser searches for growth globally by evaluating companies in industries around the world to uncover attractive investment opportunities and understand the competitive landscape on a world-wide basis. The investment adviser defines growth flexibly to include major changes in company direction and indicators such as a company's market share and the size of the underlying markets it serves.

The investment adviser seeks to select stocks of high-quality companies with compelling long-term capital appreciation potential. The fundamental investment approach combines "top-down" macro-economic analysis and investment theme development with "bottom-up" company and security analysis to identify attractive opportunities. The "top-down" approach generally considers certain macro-economic factors to formulate the strategic backdrop for security selection. Some relevant factors may include, without limitation, global and U.S. GDP levels and direction, interest rates, inflationary and deflationary forces, employment, fiscal and monetary policy, trade policy, currency movements, credit conditions, demographic trends, the regulatory environment, and the global competitive landscape. The investment adviser also may examine other factors that may include, without limitation, the most attractive global investment opportunities, sector and industry trends, industry consolidation, and the sustainability of financial trends. Through this "top-down" analysis, the investment adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the investment adviser has observed.

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FUND SUMMARIES

MARSICO GLOBAL FUND

In the bottom-up analysis, the investment adviser looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the investment adviser evaluates and selects stocks and other securities on the basis of attributes that may include, without limitation, a company's specific market expertise or dominance; its market share position, strong brand franchise, durability, and pricing power; superior scale and distribution; attractive fundamentals (e.g., one or more factors such as a solid balance sheet, improving profit margins and returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); excellent management team; commitment to shareholder interests; a security's reasonable current valuation in the context of projected growth rates and peer group comparisons; current income; and other positive, transformational catalysts or indications that a company or security may be an attractive investment prospect, such as a major new innovative product or new management team. This process is called "bottom-up" company and security selection.

As part of this fundamental, "bottom-up" research, the investment adviser may communicate with a company's management and conduct other research to gain knowledge of the company. The investment adviser also may prepare detailed earnings and cash flow models of certain companies.

Three types of companies are typically owned in the Fund's portfolio: core growth, aggressive growth, and "life cycle change." The majority of the Fund's assets (i.e., the primary investments held by the Fund over time) is generally invested in securities of core growth companies, which are typically well-established seasoned companies and securities that the investment adviser believes may offer the potential for long-term, attractive, above-market, relatively predictable future earnings growth rates. Depending on the investment adviser's macroeconomic view and company-specific investment opportunities, the investment adviser may allocate smaller portions of the Fund's portfolio to aggressive growth or life cycle change companies. Aggressive growth companies are innovative companies that the investment adviser believes may produce rapidly accelerating earnings growth in excess of overall market performance, such as less mature companies or other companies with more aggressive growth characteristics. Life cycle change companies are companies that, in the investment adviser's opinion, are undergoing a positive transformational change in their business model that the investment adviser believes could serve as a catalyst for substantially improved earnings growth in the future. Often, these are companies whose stocks may be trading at low multiples and which may be out of favor with other growth-oriented equity investors. Some examples of a positive change would include a merger, acquisition, new product, new management team, favorable regulatory development, or other positive industry-level change.

The investment adviser may reduce or sell the Fund's portfolio securities if, in the opinion of the investment adviser, a security's fundamentals change substantially, the security reaches the investment adviser's price target or its price appreciation leads to overvaluation in relation to the investment adviser's estimates of future earnings and cash flow growth, there is a significant adverse change in the underlying rationale for owning a security or the company appears unlikely to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, a significant adverse macro-economic development occurs, or for other reasons.

The investment adviser has discretion to hedge exposures to currencies, markets, interest rates, and any other variables that could potentially affect returns to investors. The Fund may use derivative investments or instruments such as futures, options, swaps, or forward currency contracts to attempt to hedge the Fund's portfolio, or to serve other investment purposes as discussed further in this Prospectus under "More Information About the Funds." The Fund is not intended as a vehicle for investing substantially in derivatives, and tends to hold such investments only infrequently. The Fund is not required to hedge its investments and historically has rarely done so.

PRINCIPAL INVESTMENT RISKS

Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. The Fund's share prices and total returns will fluctuate. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund. The principal risks associated with an investment in the Fund include the following:

Equity Securities, Markets, and Investment Risks Generally. The Fund is subject to the broad risks associated with investing in equity securities markets generally, including, without limitation, the risks that the securities and markets in which the Fund invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that the investment adviser may select investments for the Fund that do not perform as anticipated.

Investment Style Risk. The Fund is subject to investment style risk, which is the risk that returns from growth stocks in which the Fund invests may underperform or be more volatile than other asset classes or the overall stock market.

Foreign Investment Risk. Investments in foreign securities generally, and emerging markets in particular, involve risks that may differ from or at times exceed the risks of U.S. investments for a variety of reasons such as, without limitation, unstable international, regional, or national political and economic conditions, diplomatic developments such as sanctions, embargoes, trade tariffs, trade limitations or trade wars, less stringent investor protections and disclosure standards, currency fluctuations, foreign controls on investment and currency exchange,

20

FUND SUMMARIES

MARSICO GLOBAL FUND

foreign governmental control of some issuers, potential confiscatory taxation or nationalization of companies by foreign governments, sovereign solvency considerations, withholding of taxes, a lack of adequate company information, less liquid and more volatile exchanges and/or markets, ineffective or detrimental government regulation, varying accounting, auditing, disclosure, and reporting standards, political or economic factors that may severely limit business activities, legal systems or market practices that may permit inequitable treatment of minority and/or non-domestic investors, immature economic structures, and less developed and more thinly-traded securities markets.

Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund's securities and the price of the Fund's shares. Generally, when the value of the U.S. dollar rises relative to another currency of a foreign country, an investment in an issuer whose securities are denominated in that country's currency (or whose business is conducted principally in that country's currency) loses value, because that currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar declines in value relative to a foreign currency, the value of investments denominated in the foreign currency may increase in relative terms. Devaluation of a currency by a country's government or banking authority also may have a significant impact on the value of any investments denominated in that currency. The risk that these events could occur may be heightened in emerging markets. The Fund generally purchases or sells foreign currencies when it purchases or sells securities denominated in those currencies, and may make other investments in foreign currencies for hedging purposes, or to serve other investment purposes. Currency markets generally are not as regulated as securities markets.

Concentrated Portfolio Risk. Although the Fund is considered a "diversified" mutual fund under applicable law, it may at times still hold a relatively concentrated portfolio that may contain securities of fewer issuers than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Sector Risk. While the Fund does not have a principal investment strategy to focus its investments in any particular sector, the Fund from time to time may have significantly more exposure than its benchmark index to one or more sectors that appear to offer more growth potential in current market conditions (for example, in recent years, the information technology sector). The Fund may have little or no exposure to certain other sectors. The Fund may face various risks associated with investing substantially in certain sectors, such as that an individual sector may be more volatile or perform differently than the broader market, and that the stocks of multiple companies within a sector could simultaneously decline in price because of an event that affects the entire sector. Technology and other growth stocks could present additional risks in part because they often have higher price-to-earnings multiples than other stocks because their earnings are growing faster. If growth slows, a higher earnings multiple may compress, potentially resulting in a sharply reduced stock price reflecting both a lower multiple and lower profits. Also, growth stocks at times could be perceived by investors as too expensive.

Risks of Unforeseen Global Events: Unexpected local, regional, or global events and their aftermath, such as war; acts of terrorism; financial, political, or social disruptions; natural, environmental, or man-made disasters; the spread of infectious illnesses, pandemics, or other public health issues; recessions and depressions; or other tragedies, catastrophes, and events could have a significant impact on global economic and market conditions and the Fund and its investments. For example, the pandemic related to COVID-19 negatively affected the economies of countries and companies around the world, and significantly disrupted the global securities and commodities markets. Health crises caused by infectious diseases may exacerbate other preexisting political, social, and economic risks. In addition, given the interrelationships among economies and markets throughout the world, an event in one country or region can impact other countries and regions.

These and other risks are discussed in more detail later in this Prospectus and in the Fund's Statement of Additional Information.

PERFORMANCE

The following bar chart and table provide some indication of the risk of investing in the Fund. The bar chart shows changes in the performance of the Fund's Investor Class shares from calendar year to year for the past ten years, together with the best and worst quarters during that time. For the periods indicated, the table shows how the Fund's Investor Class shares' and Institutional Class shares' average annual returns compared to those of a broad-based securities market index. The Fund's Institutional Class shares commenced operations on December 6, 2021. Accordingly, the table shows the Fund's Institutional Class shares' average annual total returns (before taxes) for the periods of one year and since inception. The performance of the Fund's Institutional Class shares would be similar to that of the Investor Class shares because the shares are invested in the same portfolio of securities and performance differs only to the extent that the share classes incur different class specific expenses. The actual returns of the Fund's Institutional Class shares would have been potentially higher than those of the Investor Class shares because the Institutional Class shares are typically subject to lower expenses than the Investor Class shares. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future results.

You can obtain updated performance information on our website at marsicofunds.com, or by calling 888-860-8686.

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FUND SUMMARIES

MARSICO GLOBAL FUND

INVESTOR CLASS
CALENDAR YEAR TOTAL RETURNS
Best Quarter	(06/30/20):	33.31%
Worst Quarter	(06/30/22):	-21.74%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended 12/31/24)	One Year	Five Years	Ten Years	Since Inception (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 06/29/07)
Return Before Taxes	38.20%	14.08%	12.27%	10.36%	N/A
Return After Taxes on Distributions*	37.66%	12.64%	11.03%	9.21%	N/A
Return After Taxes on Distributions and Sale of Fund Shares*	23.02%	11.03%	9.83%	8.43%	N/A
Institutional Class (Inception Date 12/06/21)
Return Before Taxes	38.56%	N/A	N/A	N/A	7.63%
MSCI All Country World® Index**
(reflects no deduction for fees, expenses, or taxes)	17.49%	10.06%	9.23%	6.41%	6.50%

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates currently in effect and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Please note that after-tax returns are shown only for the Investor Class shares and may differ for each share class.

**  The Morgan Stanley Capital International All Country World Index ("MSCI All Country World® Index") is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

22

FUND SUMMARIES

MARSICO GLOBAL FUND

MANAGEMENT

Investment Adviser:  Marsico Capital Management, LLC

Portfolio Managers:  The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Thomas F. Marsico, who has managed the Fund since its inception in June 2007, Peter C. Marsico, who has co-managed the Fund since April 2023, and James D. Marsico, who has co-managed the Fund since April 2023.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about the purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the "Summary of Other Important Information Regarding Fund Shares" section of this Prospectus.

23

FUND SUMMARIES

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of a Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the Shareholder Information section of this Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Marsico Funds c/o UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210, by calling 888-860-8686 or by visiting the Marsico Funds website at marsicofunds.com.

MINIMUM INVESTMENT AMOUNTS

Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for the Institutional Class shares listed below. Fund shareholders who meet the investment threshold may request that the Funds convert their Investor Class shares to Institutional Class shares. The Funds are not required to automatically convert shares on their own initiative. The Funds at times may elect at their discretion to convert Investor Class share accounts of sufficient size to Institutional Class shares, or elect at their discretion to convert Institutional Class share accounts that no longer meet the minimum investment threshold to Investor Class shares. The Funds reserve the right to reduce or waive share class investment minimums for any reason.

Investor Class	Initial	Additional
Regular accounts	$2,500	$100
Traditional IRAs and IRA Rollovers	1,000	100
Spousal IRAs	500	100
Roth IRAs	1,000	100
SEP-IRAs	500	100
Gifts to minors	500	50
Automatic Investment Plans	1,000	50
Institutional Class	Initial	Additional
Regular accounts	$100,000	$1,000
Traditional IRAs and IRA Rollovers	100,000	1,000
Spousal IRAs	100,000	1,000
Roth IRAs	100,000	1,000
SEP-IRAs	100,000	1,000
Gifts to minors	100,000	1,000
Automatic Investment Plans	100,000	1,000

TAX INFORMATION

Each Fund intends to make distributions to its shareholders on an annual basis to the extent that it has income or gains to distribute. Distributions may be taxed to its shareholders as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as 401(k) plans or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Each Fund makes payments to financial intermediaries when shares of the Fund are purchased through such intermediaries. Accordingly, if you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund pays the intermediary from the Fund's assets, or the investment adviser and/or a Fund's distributor may pay the intermediary out of their own funds and not as an expense of a Fund, for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a Fund over another investment. In addition, you may pay brokerage commissions and other fees to financial intermediaries as well. Consult with your financial intermediary or visit its website for more information.

24

MORE INFORMATION ABOUT THE FUNDS

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

THE OBJECTIVES of the Marsico Focus Fund, the Marsico Growth Fund, the Marsico Midcap Growth Focus Fund, the Marsico International Opportunities Fund, and the Marsico Global Fund (each a "Fund" and together the "Funds" or "Trust") may be changed by the Board of Trustees of The Marsico Investment Fund (the "Board of Trustees") without shareholder approval. A Fund would seek to provide to its shareholders advance written notice of any material changes to the Fund's objective.

A WORD ABOUT THE FUNDS: The Funds are mutual funds, which are pooled investment vehicles that are professionally managed and that give you the opportunity to participate in financial markets. The Funds strive to reach their stated goals, although no assurances can be given that they will achieve those goals. Investments in the Funds are not bank deposits and are not insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency or program. None of the Funds, either individually or collectively, is intended to constitute a complete investment program. Your investment in the Funds is not guaranteed, and you could lose money by investing in the Funds.

A statement of the investment objective and principal investment strategies and principal risks of each Fund is set forth above in the Fund Summaries. Set forth below is additional information about such investment strategies and risks that apply to each Fund or to certain Funds as noted below:

◼  Each Fund may invest without limitation in foreign securities based in or otherwise economically tied to foreign countries, as defined in "Some Defined Terms" below. As described in the Fund Summaries above, the International Opportunities Fund invests primarily (generally, no less than 65% of its net assets) in foreign securities. The Global Fund invests significantly (generally, at least 40% of its net assets) in foreign securities, unless market conditions are not deemed favorable by the investment adviser, Marsico Capital Management, LLC ("Marsico Capital" or "Adviser"), in which case the Global Fund generally will invest at least 30% of its net assets in foreign securities. Foreign securities may be traded in the U.S. (including as American Depositary Receipts ("ADRs")) or in foreign markets or both, and may be economically tied to emerging or frontier markets. Foreign securities may be bought and sold in a foreign currency that a Fund may or may not also hold. The Adviser generally selects foreign securities based primarily on considerations such as growth potential rather than geographic location or similar considerations.

◼  Under normal market conditions, each Fund may invest up to 10% of its net assets in various types of fixed income securities or variable income securities. Investments in certain categories of income securities will be further limited as follows: (i) high-yield securities (also often referred to as "junk bonds"), which may be subject to potentially higher risks of default and greater volatility than other debt securities, will not exceed 5% of a Fund's net assets, and (ii) mortgage and asset-backed securities will not exceed 5% of a Fund's net assets. Seeking current income is generally not a primary consideration in selecting securities for the Funds. No Fund is required to maintain any portion of its total assets in fixed or variable income securities.

◼  Each Fund may invest in derivative investments or similar instruments. Some types of derivatives that may be used include, without limitation, forward currency contracts, exchange-traded funds (whether or not considered derivatives), purchased or written put or call options on securities or indices, structured notes or synthetic securities linked to particular equity or debt exposures, futures contracts, options on futures, swaps, and other investments deemed commodity interests. Derivatives may be used for hedging purposes or to serve other investment purposes such as, without limitation, to increase exposure to certain investments, asset classes, or markets. The Funds are not intended as vehicles for investing substantially in derivatives or commodity interests or other instruments, and tend to hold such investments only infrequently. The Adviser has discretion to hedge exposures to currencies, markets, interest rates, and any other variables that could potentially affect returns to investors. The Adviser, however, is not required to hedge the portfolios of the Funds and historically has rarely done so.

◼  Each Fund may invest up to 15% of its net assets in illiquid investments or securities, which are investments or securities that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

◼  Each Fund may invest in the securities of other investment companies (i.e., "acquired funds"), including exchange-traded funds, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder. A Fund may invest in other investment companies for a variety of reasons such as, without limitation, to manage cash, to seek current income, or to gain exposure to investments in particular sectors, industries, markets, or countries. To the extent that a Fund invests in other investment companies, that Fund will indirectly bear its proportionate share of any acquired fund fees and expenses (such as operating expenses and advisory fees) that are paid by the investment companies in which it invests. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

◼  Each Fund may at any time hold or invest in cash or cash-equivalents, money market securities, U.S. government obligations, short-term debt securities, high-grade commercial paper, certificates of deposit, repurchase agreements, and other investments such as options, futures, short sales of any security or instrument, and forward currency contracts, in amounts that the Adviser deems appropriate for purposes including, without limitation, to facilitate investment strategies, preserve capital, take a temporary defensive position, meet redemption requests, or meet other Fund objectives or obligations. Under adverse market conditions or in the event of exceptional redemption requests, any Fund may temporarily invest up to all of its assets in such cash or

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cash-equivalents and related instruments identified in the previous sentence. This may result in a Fund's failure to achieve its investment goal during such a period.

◼  Each Fund may invest in securities issued by federal agencies or government-sponsored enterprises ("GSEs"). These entities generally are private corporations chartered or created by an Act of Congress to assist in lowering the costs of certain types of borrowings such as mortgages or student loans. Regarding certain securities issued by these entities (such as debt securities or mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (i.e., "Freddie Mac"), the Federal National Mortgage Association (i.e., "Fannie Mae"), and the Federal Home Loan Banks), you should be aware that although the issuer may be chartered or sponsored by an Act of Congress, the issuer is not funded by Congressional appropriations, and its debt and equity securities are not guaranteed or insured by the U.S. government or any other government agency or program. Without a more explicit commitment, there can be no assurance that the U.S. government will provide financial support to such issuers or their securities. Mortgage-backed securities and other securities issued by participants in housing finance and real estate-related markets have experienced extraordinary weakness and volatility at times, and the risks associated with such investments typically become elevated during periods of distressed economic market, health, or labor conditions.

SOME DEFINED TERMS

DIVERSIFIED VERSUS NON-DIVERSIFIED status concerns the number and size of the positions that mutual fund portfolios can take in securities of different issuers. All mutual funds must elect to be either "diversified" or "non-diversified." In general, a "diversified" mutual fund may not invest, with respect to 75% of its total assets, more than 5% of its total assets in the securities of any one issuer, measured at the time of purchase. In contrast, as a "non-diversified" mutual fund, the Focus Fund may not invest, with respect to 50% of its total assets, more than 5% of its total assets in the securities of any one issuer, measured at the end of each fiscal quarter. As a result, a "non-diversified" mutual fund may hold fewer securities than a diversified mutual fund because it has the ability to invest a greater percentage of its assets in a smaller number of issuers compared to a "diversified" mutual fund.

None of the Funds may invest more than 25% of its total assets in a single issuer (other than U.S. government securities) and none of the Funds may own more than 10% of the outstanding voting shares of any one issuer.

EMERGING MARKETS are countries listed in the Morgan Stanley Capital International (MSCI) Emerging Markets® Index as well as those that the Adviser considers to have an emerging market or frontier market economy, based on factors such as the development of the country's financial and capital markets, its political and economic stability, level of industrialization, trade initiatives, per capita income, gross national product, credit rating, or other factors that the Adviser believes to be relevant.

EMERGING MARKET SECURITIES are securities of issuers economically tied to emerging markets. All of the Funds may invest in emerging market securities. Examples of emerging market securities that may be held by the Funds include, without limitation, equity or debt securities or other instruments issued by foreign governments or quasi-governmental entities of emerging markets, as well as the equity or debt securities of companies principally traded in emerging markets. Emerging market securities also may include the equity or debt securities of an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in emerging markets, and securities of companies that derive or are currently expected to derive 50% or more of their total sales, revenues, profits, earnings, growth, or another measure of economic activity from business in emerging markets, or that maintain or are currently expected to maintain 50% or more of their employees, assets, investments, operations, or other business activity in emerging markets, or securities that otherwise significantly expose a Fund's assets to the economic fortunes and risks of emerging markets. The Adviser may consider an issuer to be economically tied to emerging markets even though it may be based in a developed market such as the United States. In addition to or as an alternative to trading in non-U.S. markets, the securities of some emerging market companies may be listed or traded on U.S. securities exchanges or other U.S. markets as U.S.-listed foreign securities, ADRs, or otherwise.

FIXED INCOME SECURITIES are income-producing securities that pay a specified rate of return. Such securities generally include, without limitation, short- and long-term debt such as bills, notes, and bonds issued by governments (which may include U.S. government securities as well as the obligations of foreign governments and governments of emerging market countries), government agency debt, debt of quasi-governmental entities, corporate debt, or municipal debt obligations that pay a specified rate of interest or coupons for a specified period of time, preferred stock that pays fixed dividends, high-yield securities, and other securities that pay fixed yields or a specified rate of return and are generally not convertible into equity securities. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Funds generally treat such securities as equity securities.

FOREIGN SECURITIES, including emerging and frontier market securities, are securities of issuers that are based in or otherwise economically tied to foreign countries, as further described below. Although all of the Funds may invest without limitation in foreign securities depending on market conditions, the International Opportunities Fund invests primarily (generally, no less than 65% of its net assets) in foreign securities. The Global Fund invests significantly (generally, at least 40% of its net assets) in foreign securities (unless market conditions are not deemed favorable by the Adviser, in which case the Global Fund generally will invest at least 30% of its net assets in foreign securities). Examples of foreign securities that may be held by the Funds include, without limitation, equity or debt securities or other instruments issued by foreign governments or quasi-governmental entities, and the equity or debt securities of companies principally traded on non-U.S.

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securities markets, including securities traded in a foreign country as European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or otherwise. Foreign securities also may include the equity or debt securities of companies organized outside of the U.S. or with a principal office or place(s) of business outside the U.S.; securities of companies that derive or are currently expected to derive 50% or more of their total sales, revenues, profits, earnings, growth, or another measure of economic activity from business outside the U.S.; companies that maintain or are currently expected to maintain 50% or more of their employees, assets, investments, operations, or other business activity outside the U.S.; or securities that otherwise significantly expose a Fund's assets to the economic fortunes and risks of countries outside the U.S. In addition to or as an alternative to trading in non-U.S. markets, some foreign securities may be listed or traded on U.S. securities exchanges or other U.S. markets as U.S.-listed foreign securities, ADRs, or otherwise.

HIGH-YIELD BONDS (also often referred to as "junk bonds") are corporate debt securities that are potentially subject to higher risks of default and greater volatility than other debt securities, including risks that the issuer may not be able to meet its obligation to repay principal or pay interest. For this reason, high-yield bonds are given low to medium credit ratings by rating agencies such as Moody's (Ba and lower) and S&P Global Ratings (BB and lower) that are generally below the ratings given to investment-grade corporate bonds, and high-yield bonds are considered to be more speculative in nature than higher-quality fixed income securities. The Funds will not purchase corporate debt securities that are rated lower than C or an equivalent rating by rating agencies at the time of purchase, but will not be required to dispose of a debt security if it has a rating of C or higher at the time of purchase but its rating is subsequently downgraded.

INVESTMENT COMPANIES are companies that are engaged primarily in the business of investing in securities, or that hold a large proportion of their assets in the form of investment securities. The Funds themselves are organized as investment companies. Other investment companies in which the Funds may invest, to the extent permitted by the 1940 Act, may include, without limitation, money market funds or other open-end investment companies, exchange-traded funds, closed-end funds or business development companies, other U.S.-registered or foreign-registered investment companies, and other U.S. or foreign companies that are not registered as investment companies but may be viewed as investment companies because of the nature of their businesses or assets.

MARKET CAPITALIZATION is the total market value of a company's outstanding equity shares, and is generally calculated by multiplying the number of shares outstanding by the stock market price of each share of the company. Stocks of publicly traded companies are often classified according to market capitalization such as large-capitalization (or "large-cap"), medium-capitalization (or "mid-cap"), or small-capitalization (or "small-cap") companies. There are no official definitions of these classifications, and market interpretations of the sizes of companies that may fit within these classifications typically vary and change over time. Large-cap companies typically may include companies of sizes similar to those found in the S&P 500® Index. Mid-cap companies typically may include companies of sizes similar to those found in the Russell Midcap Growth® Index.

Small-cap companies typically may include companies of sizes similar to those found in the Russell 2000® Index.

MORTGAGE- AND ASSET-BACKED SECURITIES represent interests in a pool of mortgages or other debt, such as car loans. These securities present a number of potential risks, including the risk that borrowers may fail to repay principal or pay interest. The value of asset-backed securities, including mortgage-backed securities, can decline sharply when changing circumstances such as falling home prices, a weakening economy, or other factors adversely affect borrowers' ability to repay loans that back such securities. These securities also involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities, and extension risk, which is the risk that the duration of the underlying mortgages or other debt may be extended. Under these circumstances, a Fund may be unable to recoup all of its initial investment, or may receive a lower-than-expected yield, and may reinvest in lower yielding securities. The risks associated with mortgage-backed securities typically become elevated during periods of distressed economic, market, health, or labor conditions. In particular, increased levels of unemployment, delays, and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect a Fund's investments in mortgage-backed securities.

PUBLICLY TRADED PARTNERSHIPS/MASTER LIMITED PARTNERSHIPS are limited partnerships or limited liability companies (together referred to as "MLPs") that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange ("NYSE"), NYSE Arca, Inc., and NASDAQ. At times, MLPs may offer relatively high yields compared to common stocks. Because MLPs are generally treated as partnerships for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, a portion of the distributions received by unit holders from an MLP may be treated as a return of capital. Distributions treated as a return of capital would generally lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

REAL ESTATE INVESTMENT TRUSTS ("REITs") refer to pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests which have made a valid REIT election with the IRS. REITs generally invest in the ownership or financing of real estate projects such as land or buildings, or real estate-related securities such as mortgage-backed securities, or the funding of real estate ventures. REITs are

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also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT. To qualify as a REIT for tax purposes, a REIT is required to pay (and typically pays) dividends of substantially all of the REIT's net income in each taxable year. Although securities issued by REITs may have some attributes of income securities or debt securities, the Funds generally treat such securities as equity securities. To the extent a Fund invests in REITs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by the REITs in which it invests.

VARIABLE INCOME SECURITIES are certain types of income securities that may provide for rates of interest that can vary, or for coupon payment features that would provide a variable rate of return.

THE INVESTMENT SELECTION PROCESS
USED BY THE FUNDS

The Adviser searches for growth globally by evaluating companies in industries around the world to uncover attractive investment opportunities, as well as to understand the competitive landscape on a world-wide basis. The Adviser defines growth flexibly to include major changes in company direction as well as indicators such as a company's market share and the size of the underlying markets it serves.

The Adviser seeks to select stocks of high-quality companies with compelling long-term capital appreciation potential. The fundamental investment approach combines "top-down" macro-economic analysis and investment theme development with "bottom-up" company and security analysis to identify attractive opportunities.

◼  As part of its "top-down" investment approach, the Adviser generally considers certain macro-economic factors to formulate the strategic backdrop for security selection. Some relevant factors may include, without limitation, global and U.S. GDP levels and direction, interest rates, inflationary and deflationary forces, employment, fiscal and monetary policy, trade policy, currency movements, credit conditions, demographic trends, the regulatory environment, and the global competitive landscape. The Adviser also may examine other factors that may include, without limitation, the most attractive global investment opportunities, sector and industry trends, industry consolidation, and the sustainability of financial trends. Through this "top-down" analysis, the Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Adviser has observed.

◼  In the bottom-up analysis, the Adviser looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Adviser evaluates and selects stocks and other securities on the basis of attributes that may include, without limitation, a company's specific market expertise or dominance; its market share position, strong brand franchise, durability, and pricing power; superior scale and distribution; attractive fundamentals (e.g., one or more factors such as a solid balance sheet, improving profit margins and returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); excellent management team; commitment to shareholder interests; a security's reasonable current valuation in the context of projected growth rates and peer group comparisons; current income; and other positive, transformational catalysts or indications that a company or security may be an attractive investment prospect, such as a major new innovative product or new management team. This process is called "bottom-up" company and security selection.

◼  As part of this fundamental, "bottom-up" research, the Adviser may communicate with a company's management and conduct other research to gain knowledge of the company. The Adviser also may prepare detailed earnings and cash flow models of certain companies. These models may assist the Adviser in projecting potential earnings growth, current income, and other important company financial characteristics under different scenarios. Each model may be customized to follow a particular company and to attempt to replicate and describe a company's past, present, and potential future performance. Models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data, as well as company and industry developments.

◼  In addition to the approach discussed above, the Adviser may consider whether a particular security or other investment potentially offers current income. However, no Fund is required to seek current income or to maintain any portion of its total assets in fixed or variable income securities. Likewise, no Fund will necessarily have any income to distribute at any given time, and no Fund is required to make regular distributions (except insofar as mutual funds distribute income and capital gains annually to comply with applicable tax regulations).

◼  The Adviser may reduce or sell a Fund's investments in portfolio securities if, in the opinion of the Adviser, a security's fundamentals change substantially, the security reaches the Adviser's price target or its price appreciation leads to overvaluation in relation to the Adviser's estimates of future earnings and cash flow growth, there is a significant adverse change in the underlying rationale for owning a security or the company appears unlikely to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, a significant adverse macro-economic development occurs, or for other reasons.

◼  Three types of companies are typically owned in a Fund's portfolio: core growth, aggressive growth, and "life cycle change." The majority of each Fund's assets (i.e., the primary investments held by the Funds over time) is generally invested in common stocks of core growth companies, which are typically well-established seasoned companies and securities that the investment adviser believes may offer the potential for long-term, attractive, above-market, relatively predictable future earnings growth rates. Depending on the investment adviser's macroeconomic view and

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company-specific investment opportunities, the investment adviser may allocate smaller portions of the Funds' portfolios to aggressive growth or life cycle change companies. Aggressive growth companies are innovative companies that the investment adviser believes may produce rapidly accelerating earnings growth in excess of overall market performance, such as less mature companies or other companies with more aggressive growth characteristics. Life cycle change companies are companies that, in the investment adviser's opinion, are undergoing a positive transformational change in their business model that the investment adviser believes could serve as a catalyst for substantially improved earnings growth in the future. Often, these are companies whose stocks may be trading at low multiples and which may be out of favor with other growth-oriented equity investors. Some examples of a positive change would include a merger, acquisition, new product, new management team, favorable regulatory development, or other positive industry-level change.

◼  Although the Funds seek long-term growth of capital, the Funds may at times invest in certain securities or other investments for relatively short periods of time. Such shorter-term investments may cause the Funds to incur higher transaction costs (which may adversely affect the Funds' performance) and may increase taxable distributions for shareholders.

◼  The Funds are not designed primarily for tax efficiency. In managing the Funds' assets, the Adviser seeks to remain mindful of the tax consequences that investment decisions may have on shareholders and may at times engage in transactions intended to minimize or reduce adverse tax consequences. However, if the Adviser determines, for example, that a portfolio security should be sold promptly, the holding may be sold notwithstanding any possible negative tax consequences.

THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS

RISKS IN GENERAL

Macro-economic factors affecting the securities and markets in which the Funds invest may include, without limitation, domestic and foreign economic growth and market conditions, interest rate levels, deflation, inflation, monetary policy, fiscal policy, trade policy, credit conditions, the solvency of governments and companies, volatility, currency fluctuations, and political events, among other factors. There is a risk that the Adviser will not accurately predict the applicability of these and other factors or their impact on investments or markets, and, as a result, the Adviser's investment decisions may not accomplish what they were intended to achieve. At times, the Funds also may not perform as well as relevant benchmark indices or peer funds. None of the Funds, either individually or collectively, is intended to constitute a complete investment program. Your investment in the Funds is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Funds. You should consider your own investment goals, time horizon, and risk tolerance as you invest in the Funds.

The U.S. and global economies have at times, such as during the 2007-2009 financial crisis and the pandemic related to COVID-19, experienced periods of cyclical change and decline resulting in an unusually high level of volatility in domestic and foreign financial markets. This volatility could recur at times and may make it unusually difficult to identify risks and opportunities affecting markets generally as well as particular issuers or to predict the extent or duration of market movements.

RISKS OF EQUITY SECURITIES (EACH FUND)

Each of the Funds invests primarily in common stocks. As a result, the Funds and their shareholders bear the broad risks associated with investing in equity securities markets generally, including, without limitation, that the securities and markets in which the Fund invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that the investment adviser may select investments for the Fund that do not perform as anticipated.

Overall stock market risks may affect the value of the Funds. Over time, market forces can be highly dynamic and can cause stock markets to move in cycles, including periods when stock prices rise generally and periods when stock prices decline generally. The value of the Funds' investments may increase or decrease more than stock markets in general.

Many other factors may affect the performance of an individual company's stock, such as the strength of its management, the demand for its products or services, its ability to innovate and respond to changing market conditions or anticipate consumer demand, the sector or industry it operates in, investors' views of the company's market price and relative value, or other company-specific or broader market factors. Each of the Funds invests primarily in the securities of companies that are selected for their long-term growth potential. The value of such companies is in part a function of their expected earnings growth. Underperformance by a company may prevent the company from experiencing such growth, which may prevent the Funds from realizing the potential value anticipated by the Adviser when it selected the company's securities for the Funds' portfolios.

Because each Fund has a "growth" investment style and typically invests substantially in "core growth" companies, as described above, it is subject to the risk that returns from growth stocks in which the Fund invests may underperform or be more volatile than other asset classes or the overall stock market. Growth stocks tend to go through cycles of doing better—or worse—than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.

Each Fund may invest in the common stocks or other equity securities (such as convertible securities or warrants) of companies that may pay dividends or make other distributions. Such companies could in some cases have less dynamic growth characteristics, or their securities may have less potential for gain than companies or securities that pay lower dividends or no dividends or other distributions. Dividends paid by these companies or securities may provide a limited cushion against a decline in the price of the stock. However, dividends may be reduced, suspended, or terminated at any time. Dividend paying stocks, like

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other securities that offer a measure of income, could become less attractive or decline in value as interest rates rise.

To the extent that a Fund invests in other registered investment companies, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by certain investment companies in which it invests. Investments in certain registered investment companies also may be subject to substantial regulation, including potential restrictions on liquidity and potential adverse tax consequences if the investment company does not meet certain requirements.

Certain equity securities in which the Funds may invest could be adversely affected by substantial increases in interest rates. For example, each of the Funds may invest in securities issued by MLPs. Although the high yields potentially offered by these investments may be attractive, MLPs have some disadvantages and present some risks. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Many MLPs may operate in certain limited sectors such as, without limitation, real estate, energy, and natural resources. Growth may be limited because most cash is paid out to unit holders. Like the performance of other securities, the performance of MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in MLPs. Investments in MLPs also may at times be more difficult to trade than investments in other equity securities.

Each of the Funds may invest in convertible bonds or stocks or other securities that may be converted into equity securities. While the value of convertible securities depends in part on market activity, interest rate changes, and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying equity securities. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security. However, when underlying common stocks appreciate, convertible securities may appreciate to a lesser degree. Also, convertible bonds generally pay less income than non-convertible bonds. Although convertible securities may have some attributes of income securities or debt securities, the Funds generally treat such securities as equity securities.

RISK OF NON-DIVERSIFICATION (FOCUS FUND)

As noted above, the Focus Fund is considered a "non-diversified" mutual fund under applicable law, which means that at any given time it is permitted to hold fewer portfolio securities than portfolios that are "diversified." A non-diversified mutual fund is permitted to invest a greater percentage of its assets in a smaller number of issuers. Holding securities of fewer issuers increases the risk that the value of the Focus Fund could go down because of a single event or the poor performance of a single issuer.

RISK OF CONCENTRATED PORTFOLIOS (EACH FUND)

Although each Fund (other than the Focus Fund) is considered a "diversified" mutual fund under applicable law, each Fund may at times still hold a relatively concentrated portfolio that may contain securities of fewer issuers than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of each Fund could go down because of the poor performance of one or a few investments.

RISKS OF SECTOR INVESTING (EACH FUND)

While none of the Funds has a principal investment strategy to focus its investments in any particular sector, each Fund from time to time may have significantly more exposure than the Fund's benchmark index to one or more sectors that appear to offer more growth potential in current market conditions (for example, in recent years, the information technology sector). The Funds may have little or no exposure to certain other sectors. The Funds may face various risks associated with investing substantially in certain sectors, such as that an individual sector may be more volatile or perform differently than the broader market, and that the stocks of multiple companies within a sector could simultaneously decline in price because of an event that affects the entire sector. Technology and other growth stocks could present additional risks in part because they often have higher multiples to earnings than other stocks if their earnings are growing faster. If growth slows, a higher earnings multiple may compress, potentially resulting in a sharply reduced stock price reflecting both a lower multiple and lower profits. Also, growth stocks at times could be perceived by investors as too expensive.

RISKS OF FOREIGN INVESTING (EACH FUND)

Each of the Funds may invest without limitation in foreign securities depending on market conditions. The International Opportunities Fund will invest primarily (generally, no less than 65% of its net assets) in foreign securities. The Global Fund will invest significantly (generally, at least 40% of its net assets) in foreign securities (unless market conditions are not deemed favorable by the Adviser, in which case the Fund generally will invest at least 30% of its net assets in foreign securities).

Investments in foreign securities involve risks that may differ from or at times exceed the risks of U.S. investments for a variety of reasons such as, without limitation, unstable international, regional, or national political and economic conditions, currency fluctuations, rising, falling, or negative interest rates, deflation or inflation, inability to borrow at reasonable rates, foreign controls on investment and currency exchange, foreign governmental control of some issuers, restrictions on capital flows or on foreign investments in some countries, potential confiscatory taxation, nationalization of companies or expropriation of assets by foreign governments, sovereign solvency concerns, monetary or fiscal considerations, dependence on central bank accommodations or international aid, withholding taxes, limits on repatriation of assets, a lack of adequate or reliable company information, less liquid and more volatile exchanges and/or markets, ineffective or detrimental government regulation, varying, and in some cases less stringent, accounting, auditing, disclosure, and reporting standards, political or economic factors that may severely limit business activities, diplomatic developments such as sanctions, embargoes, trade tariffs, trade

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limitations or trade wars, and legal systems or market practices that may permit inequitable treatment of minority and/or non-domestic investors. Investments in U.S. securities also may expose a Fund to foreign investment risk to the extent that the issuer has exposure to foreign markets or economies.

RISKS OF EMERGING MARKET INVESTING (EACH FUND)

Securities issued by foreign entities that are not in the developed market countries (which include emerging and frontier market countries) are subject to the same risks as securities of foreign issuers in developed market countries, but such risks may be more pronounced. Investing in emerging market securities may involve greater risks than investing in domestic securities or even securities issued by entities in other developed countries. Potential increased risks may include, among others, greater political and economic instability (including elevated risks of war, civil disturbances, and acts of terrorism), amplified boom and bust cycles, sensitivity to currency fluctuations including in the value of the U.S. dollar, greater inflation or deflation, increased challenges in borrowing at reasonable rates, burdensome investment or trading requirements, low trading liquidity and volumes and wider spreads, periods of relative market illiquidity, significant price volatility, restrictions on capital flows or on foreign investments in some countries, price controls, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, sovereign solvency concerns, monetary or fiscal considerations, fluctuations in central bank policies, greater volatility in currency exchange rates, devaluation of currencies, less developed securities exchanges and markets, possible trade barriers, fewer potential buyers, an emerging market country's dependence on revenue from particular commodities, greater dependence on international aid, withholding taxes, limits on repatriation of assets, greater governmental control over issuers and economies, less governmental supervision and regulation, diplomatic developments such as sanctions, embargoes, trade tariffs, trade limitations or trade wars, unavailability of currency hedging techniques, capital controls and currency transfer restrictions, companies that are newly-organized, smaller or less seasoned, less stringent investor protections and disclosure standards, differences in accounting, auditing, and financial reporting standards which may result in less availability or reliability of material information about issuers, and less developed or effective legal systems. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

To the extent that some emerging market countries may enact provisions with the effect of discouraging direct investment in those markets by foreign investors, a Fund's performance could be materially affected by limitations or costs associated with its inability to invest directly in the securities of issuers located in those countries. Certain emerging market countries have enacted measures that tend to discourage or prevent direct foreign investments, including through procedural obstacles or through the imposition of far reaching and onerous taxation regimes. These types of restrictions may have the effect of eliminating or reducing the ability to invest directly in certain emerging market economies. To the extent that direct investments are possible, the costs of such investments may be greater as compared to other foreign or emerging market countries. A Fund may choose to avoid investing in these markets or substantially limit investments in them, which could affect the Fund's performance.

Investments in emerging markets may also involve other risks further described in this Prospectus such as immature economic structures and less developed and more thinly-traded securities markets. Pricing and other valuation information for issuers economically tied to emerging markets may be more difficult to obtain as compared to the securities of issuers tied to developed countries. These factors can make emerging market investments more volatile and less liquid than investments in developed markets, or present other risks in addition to foreign investing risks discussed above.

RISKS OF CURRENCY FLUCTUATIONS (EACH FUND)

The performance of a Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, depending upon the extent to which the Fund invests its assets in foreign securities or other assets denominated in currencies not tightly pegged to the U.S. dollar. Changes in foreign currency exchange rates may have positive or negative effects on the value of a Fund's securities and the price of a Fund's shares if the Fund holds foreign assets denominated in foreign currencies. Generally, when the value of the U.S. dollar rises relative to another currency of a foreign country, an investment in an issuer whose securities are denominated in that country's currency (or whose business is conducted principally in that country's currency) loses value, because that currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar declines in value relative to a foreign currency, the value of investments denominated in the foreign currency may increase in relative terms. Devaluation of a currency by a country's government or banking authority also may have a significant impact on the value of any investments denominated in that currency. The risk that these events could occur may be heightened in emerging markets. The Funds generally purchase or sell foreign currencies when they purchase or sell securities denominated in those currencies, and may make other investments in foreign currencies for hedging purposes, or to serve other investment purposes. Currency markets generally are not as regulated as securities markets.

RISKS OF GLOBALIZATION (EACH FUND)

The growing interrelationships of global economies and financial markets have increased the impact of economic and financial conditions in one country or region on issuers of securities in different countries and regions. Declining economic conditions in one country or region have affected other parts of the globe at times in recent years. Similarly, concerns about the solvency of a country's sovereign or financial institutions can reverberate through the economies of other countries using a common currency or whose banks or other institutions are otherwise exposed to the country with solvency issues. Further, the adoption or prolongation of protectionist trade policies or sanctions by one or more countries, changes in economic, monetary or trade policy in the United States or abroad, or a slowdown in the United States economy, could lead to a decrease in demand for products and reduced flows of capital and income to companies in other countries. Those events might particularly affect companies in emerging market countries.

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RISKS OF UNFORESEEN GLOBAL EVENTS (EACH FUND)

As noted in "Risks of Globalization" above, global economies and financial markets increasingly are interconnected, and conditions and events in one country, region or financial market may adversely impact markets, issuers, or economies in different countries, regions, or financial markets. These risks may be magnified if certain events or developments adversely affect the safety or health of consumers, managers and employees around the world or interrupt the global supply chain. In these and other circumstances, such risks might affect companies and investments worldwide. As a result, unexpected local, regional, or global events and their aftermath, such as war; acts of terrorism; financial, political, or social disruptions; natural, environmental, or man-made disasters; the spread of infectious illnesses, pandemics, or other public health issues; recessions and depressions; or other tragedies, catastrophes, and events could have a significant negative impact on global economic and market conditions and on the Funds and their investments.

Certain illnesses spread rapidly and have the potential to significantly adversely affect the global economy and Fund investments. For example, past outbreaks of infectious diseases, epidemics, or pandemics such as the severe acute respiratory syndrome (SARS), Middle East respiratory syndrome (MERS), avian influenza, H1N1/09 (swine flu), Ebola virus, and other illnesses at times have had significant adverse impacts on the global economy and Fund investments. For example, the pandemic relating to the spread of COVID-19, and efforts to contain the disease's spread, resulted in significant adverse effects such as, among other things, closing national borders, shutting down businesses and governments, illness and death of consumers, managers and employees, increased health screenings, increased demands on healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, general concern and uncertainty, market volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold. Health crises caused by infectious diseases such as COVID-19 may exacerbate other preexisting political, social, and economic risks. The impact of infectious diseases may be short term in nature or could last for an extended period of time. Further, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. In addition, given the interrelationships among economies and markets throughout the world, an event in one country or region can impact other countries and regions.

RISKS OF MEDIUM-CAPITALIZATION AND SMALLER COMPANY INVESTING (EACH FUND)

A Fund's investments in medium-capitalization or mid-cap companies, as well as any investments in small-cap companies, can involve more risk than investments in larger companies because medium-capitalization and smaller companies have potentially greater sensitivity to adverse business or economic conditions. Medium-capitalization and smaller companies may have more limited financial resources, markets or product lines, less access to capital markets, and more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of larger companies, or to decline more significantly during market downturns than the market as a whole. Under normal circumstances, the Marsico

Midcap Growth Focus Fund will invest at least 80% of the value of its assets in medium-capitalization (or "mid-cap") growth companies. For purposes of this policy, assets are defined as net assets plus the amount of any borrowings for investment purposes.

RISKS OF FIXED INCOME AND VARIABLE INCOME INVESTING (EACH FUND)

Each of the Funds may invest up to 10% of its net assets in various types of fixed income securities and variable income securities. Although none of the Funds is required to seek current income or maintain any portion of its assets in such securities, seeking current income may be a consideration for the Funds, and the Funds and their shareholders may bear the risks associated with fixed income investing and variable income investing. These risks include, without limitation:

Credit Risk: The Funds could lose money if the issuer of a fixed or variable income security defaults, goes bankrupt, renegotiates terms that are less favorable to investors, or otherwise cannot meet its financial obligations.

Interest Rate Risk: The Funds' investments in fixed or variable income securities are subject to the risk that interest rates may rise and fall over time. The value of investments in fixed or variable income securities may decline as a result of changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up. During periods when interest rates are low or there are negative interest rates, a Fund's yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns.

Prepayment and Extension Risk: Funds that invest in income securities bear the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) earlier than expected. Such prepayment may happen during a period of declining interest rates or at other times. Under these circumstances, a Fund may be unable to recoup all of its initial investment or may receive a lower-than-expected yield from this investment and may reinvest in lower yielding securities. In addition, rising interest rates may cause an issuer to defer prepayment on an obligation held by a Fund. This extends the duration of income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, Funds that invest in income securities may exhibit additional volatility. This is known as extension risk.

High-Yield Securities: High-yield corporate debt securities with credit ratings that are below investment grade (also often referred to as "junk bonds") may be subject to higher risks of default and greater volatility than other debt securities, including risks that the issuer may not be able to meet its obligation to repay principal or pay interest. These securities are considered to be more speculative in nature than higher-quality fixed income securities. They are more susceptible to credit risk than investment-grade securities. This is especially true during periods of economic uncertainty or during economic downturns. The value of these lower-quality debt securities is subject to greater volatility and is generally more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher-quality

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securities. Issuers of high-yield securities may not be as strong financially as those issuing debt securities with higher credit ratings.

Federal Agency or GSE Securities: Regarding certain securities issued by federal agencies or GSEs (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae and the Federal Home Loan Banks), you should be aware that although the issuer may be chartered or sponsored by an Act of Congress, the issuer is not funded by Congressional appropriations, and its debt and equity securities are not guaranteed or insured by the U.S. government or any other government agency or program. Without a more explicit commitment, there can be no assurance that the U.S. government will provide financial support to such issuers or their securities.

Preferred Stocks: Preferred stock generally does not carry voting rights. Preferred stock dividends are generally fixed in advance. Unlike requirements to pay interest on certain other types of debt securities, the issuing company may not be required to pay a dividend and may stop paying the dividend at any time if, for example, it lacks the financial ability to do so. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions, and an issuer may repurchase these securities at prices that are below the price at which they were purchased by the Fund. Preferred stocks could be adversely affected by substantial increases in interest rates. Although preferred stocks may have some attributes of equity securities, the Funds generally treat such securities as income or debt securities.

RISKS OF REITS AND OTHER SECURITIES BACKED BY REAL ESTATE (EACH FUND)

The risks of investing in REITs and other securities backed by real estate, such as mortgage-backed securities and similar investments, include extraordinary weakness and volatility at times such as during the 2007-2009 financial crisis and during the pandemic related to COVID-19, each of which affected mortgage-backed securities, derivatives, and other investments backed by real estate-related obligations issued by participants in housing finance, commercial real estate, and other real estate-related markets; widespread defaults in such investments; and major disruptions of and illiquidity in markets for such investments. Other adverse factors affecting REITs and other real estate-backed securities include past over-investment in and defaults on residential and commercial mortgages, the 2007-2009 financial crisis and recession, the COVID-19 pandemic, weak economic conditions, and environmental and similar considerations. In addition, when interest rates rise, real estate-related investments may react negatively, particularly investments that are highly exposed to floating-rate debt. To the extent that a Fund invests in REITs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by the REITs in which it invests.

RISK OF CYBERSECURITY INCIDENTS

The Funds and their service providers maintain substantial computerized data about the business activities of the Funds and shareholder accounts. As a result, confidential data about the Funds and shareholders, including nonpublic personal information, may be inadvertently disclosed to unintended parties or intentionally misappropriated or destroyed by malicious hackers mounting an attack on computer systems. In addition, a successful cybersecurity attack could result in an interruption of services during which shareholders are unable to contact or transact with the Funds. The Funds and their service providers take reasonable steps to prevent cybersecurity incidents, to protect Fund and shareholder data from inadvertent disclosure and intentional misappropriation or destruction, and to prevent service disruptions. Despite those steps, the risk remains that such incidents could occur, and that certain risks have not been identified and that they could cause damage to the Funds and Fund shareholders. Similar adverse consequences could also result from cybersecurity breaches affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, including exchanges, broker dealers, financial institutions, and other parties.

OTHER RISKS

The Funds may also invest in derivative investments or similar instruments such as, without limitation, forward currency contracts, exchange-traded funds (whether or not considered derivatives), purchased or written put or call options on securities or indices, structured notes or synthetic securities linked to particular equity or debt exposures, futures contracts, options on futures, swaps, and other investments deemed commodity interests. The Funds also may enter into short sales of a security or instrument that the Fund currently owns (or of a security equivalent in kind or amount to another security that the Fund has an existing right to obtain without the payment of additional consideration). However, investors should not regard the possible use by the Funds of these investments as a major factor in the Funds' investment strategies. The Funds are not intended as vehicles for investors seeking to invest substantially in these types of derivative investments or instruments, and the Funds tend to hold such investments only infrequently. If a Fund engages in these practices, the intent may be to attempt to hedge that Fund's portfolio, or to serve other investment purposes. However, the Funds are not required to hedge their investments and historically have rarely done so. Investing in derivatives or engaging in short sales may result in certain transaction costs and other substantial costs or losses which may reduce a Fund's performance. Certain transactions in derivatives may give rise to a form of economic leverage and may expose a Fund to potential losses that exceed the amount originally invested by the Fund. In addition, no assurances can be given that derivative positions or short sales will achieve the desired correlation with the security or currency or other investment exposure that is being hedged or will achieve any other investment purpose. No assurances can be given that these investments or instruments will be used at all, or that, if used, they will achieve the desired results.

Under Rule 18f-4 under the 1940 Act (the "Derivatives Rule"), a Fund must either enter into derivatives transactions (as defined in the Rule) below certain limits in the Derivatives Rule (referred to as a "limited derivatives user") or comply with an outer limit on leverage risk based on value-at-risk. Currently, each Fund qualifies as a limited derivatives user, and the Funds have policies to manage aggregate derivatives risk

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MORE INFORMATION ABOUT THE FUNDS

in accordance with the Derivatives Rule. These requirements may also limit the ability of the Funds to invest in derivatives, short sales and similar financing transactions, limit the Funds' ability to employ certain strategies that use these instruments and/or adversely affect the Funds' performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Funds' investments and cost of doing business, which could adversely affect investors.

A Fund's performance may be materially affected positively or negatively by its participation in other types of investments, including initial public offerings and other syndicated offerings of common stock or other equity or debt securities. These types of investments may have a magnified impact on Fund performance, especially with respect to smaller funds. The impact on Fund performance from these types of investments would generally be expected to diminish as a Fund's assets grow. Whether a Fund participates in these types of investments is dependent on a variety of factors including portfolio manager interest and the limited availability of these investments, and there can be no assurance that any Fund will participate in them.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' current portfolio holdings is available in the Funds' Statement of Additional Information ("SAI"). A schedule of the portfolio holdings of each Fund as they existed at the end of a given calendar month is generally posted on the Marsico Funds website at marsicofunds.com approximately 30 days after the end of that month.

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FUND MANAGEMENT

THE INVESTMENT ADVISER

Marsico Capital Management, LLC, located at 1200 17th Street, Suite 1700, Denver, CO 80202, serves as the investment adviser to each Fund under certain Investment Advisory and Management Agreements (the "Agreements") with The Marsico Investment Fund. The Agreements provide that the Adviser will furnish continuous investment advisory and management services to the Funds. Marsico Capital was organized in September 1997 as a registered investment adviser. In addition to advising the Funds, Marsico Capital provides investment services to other mutual funds and separate accounts and, as of December 31, 2024, had approximately $3.98 billion under management. Thomas F. Marsico is the founder, Chief Executive Officer, President, and Chief Investment Officer of the Adviser.

The Adviser manages the investment portfolios of the Funds, subject to policies adopted by the Trust's Board of Trustees. Under the Agreements, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment, and personnel necessary for managing the Funds. Marsico Capital also pays the salaries and fees of all officers and trustees of the Trust who are also officers or employees of Marsico Capital, except that the Trust pays a portion of the compensation of the Trust's Chief Compliance Officer (who also serves as the Adviser's Chief Compliance Officer) as authorized by the Trust's Board of Trustees. The Trust pays the salaries and fees of all other trustees of the Trust. For the fiscal year ended September 30, 2024, the Adviser received an aggregate fee for investment advisory services performed, expressed as a percentage of a Fund's average daily net assets, of 0.73% for the Focus Fund; 0.78% for the Growth Fund; and 0.80% for each of the Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund (disregarding the effect of the expense limitation agreement in reducing actual fees received below the amount stated here for the International Opportunities Fund and the effect of any recoupment of any fees previously waived or expenses previously reimbursed for the Focus Fund, Growth Fund and Global Fund). Each Fund pays the Adviser a fee calculated using the following rates: 0.80% per year of its average daily net assets up to $250 million, 0.75% per year of its average daily net assets for the next $250 million, 0.70% per year of its average daily net assets for the next $250 million, and 0.65% per year of its average daily net assets exceeding $750 million. In each case, the percentages noted do not account for the effect of any recoupment of any fees previously waived or expenses previously reimbursed.

The Adviser has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the average net assets attributable to Investor Class shares of the International Opportunities Fund and Global Fund, and 1.45% of the average net assets attributable to Investor Class shares of the Focus Fund, Growth Fund and Midcap Growth Focus Fund, and (ii) to limit the total expenses of the Institutional Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the average net assets attributable to Institutional Class shares of the International Opportunities Fund and Global Fund, and 1.20% of the average net assets attributable to Institutional Class shares of the Focus Fund, Growth Fund and Midcap Growth Focus Fund, until January 31, 2026. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2026, upon 15 days prior notice to the Fund and its administrator.

The Adviser may recoup from a Fund (or share class as applicable) any fees previously waived and/or expenses previously reimbursed by the Adviser with respect to that Fund or share class, as applicable, including any applicable waivers which may apply to a specific share class, pursuant to this agreement (including waivers or reimbursements under previous expense limitations), if (1) such recoupment by the Adviser does not cause the Fund's share class, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred, and (3) the Adviser has not agreed to forego recoupment.

A discussion regarding the basis for the Trustees' approval of the Agreements between the Funds and the Adviser with regard to each Fund is available in the Funds' Semi-Annual Report filed on Form N-CSR covering the six-month fiscal period ending March 31, 2024, and an updated discussion will be available in the Funds' Semi-Annual Financial Statements and Other Information report to be filed on Form N-CSR covering the six-month fiscal period ending March 31, 2025.

The Trustees are responsible generally for overseeing the management and operations of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Funds' distributor, the Funds' administrator, and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Prospectus, the Trust's SAI, any documents filed as exhibits to the Trust's registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between Fund shareholders, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (and the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may revise or use a new Prospectus or SAI with respect to a Fund or the Trust, and/or amend, make, or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval

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requirement is expressly disclosed in the Trust's then-current Prospectus or SAI.

THE PORTFOLIO MANAGERS

The following section provides biographical information about the portfolio managers to each Fund. Additional information relating to each portfolio manager's compensation, other accounts managed by the portfolio manager, and each portfolio manager's investments in the Funds, is available in the Funds' SAI.

Thomas F. Marsico is the founder, Chief Executive Officer, President, and Chief Investment Officer of Marsico Capital. Mr. Marsico sets Marsico Capital's overall research and investment strategy, and co-manages the Focus Fund. Mr. Marsico has over 45 years of experience in the investment management field as a securities analyst and a portfolio manager. He is a graduate of the University of Colorado and holds an MBA from the University of Denver.

Peter C. Marsico co-manages the Focus Fund. Mr. Marsico joined Marsico Capital in 2008, and has over 15 years of experience in the financial services industry. His research responsibilities include retail, restaurants, consumer goods, and other industries. Mr. Marsico holds a BA degree in Economics from the University of North Carolina and an MBA from the University of Denver.

James D. Marsico co-manages the Focus Fund. Mr. Marsico joined Marsico Capital in 2009, and has over 15 years of experience in the financial services industry. His research responsibilities include technology, media, consumer discretionary, and other industries. Mr. Marsico holds a BA degree in Political Science from the University of Texas at Austin and an MBA from the University of Denver.

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SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price you pay when purchasing a share of a Fund, and the price you receive upon redeeming or exchanging a share of a Fund, is called the net asset value per share ("NAV") for that Fund share class. The NAV per share for each class of shares of a Fund is calculated by taking the total value of a Fund's assets attributable to that class of shares, subtracting the liabilities attributable to that class of shares, and then dividing by the number of shares outstanding for that class. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging, or reinvesting Fund shares. Each NAV is generally calculated as of the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) every day that the NYSE is open. In addition to Saturday and Sunday, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday/Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. Generally, Institutional Class shares will have a higher NAV than Investor Class shares because Institutional Class shares have lower expenses.

If the NYSE has an unscheduled early closing on a day it has opened for business, due to inclement weather, technology problems, or any other reason, the Funds reserve the right to treat that day as a business day and accept purchase and redemption orders until, and calculate a Fund's NAVs as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund's management believes an adequate market remains to meet purchase and redemption orders for that day.

Your order to purchase, redeem, or exchange shares will be priced at the next NAV for that Fund share class calculated after your order is received in good order by the Funds' transfer agent, UMB Fund Services, Inc. (the "Transfer Agent"). In calculating each Fund's NAVs, each Fund's investments are priced or valued based on market value, or when market quotations for these investments are not readily available, based on fair value as determined in good faith by the Adviser as the Board's valuation designee (as defined in Rule 2a-5 under the 1940 Act) (with the assistance of other service providers such as the Fund Accountant) in accordance with established procedures and under the general supervision of the Funds' Board of Trustees. Both domestic and foreign securities may be fair-value priced, although such pricing is more commonly undertaken for foreign securities. The Funds may use pricing sources approved by the Funds' Board of Trustees to assist in determining the market value of the Funds' investments. The Funds may invest in portfolio securities or instruments that are primarily traded on foreign exchanges or other markets that may be open on weekends or certain other days when the Funds do not price their shares, or that may be closed on certain days when the Funds are open for business. The value of these or other investments held by the Funds may change on days when shareholders will not be able to purchase or redeem or exchange Fund shares.

The Adviser will, in accordance with established procedures and under the general supervision of the Funds' Board of Trustees, generally fair value price one or more of a Fund's foreign portfolio securities or other securities if market prices for such securities are not readily available, if a significant event (as discussed in established fair valuation procedures) after market closing affects the value of the securities, if the closing quotations for securities otherwise appear to be stale or unreliable, or if other changes or volatility in U.S. markets may affect the value of certain foreign securities (as discussed in established fair valuation procedures). The Adviser may use the fair value prices thereby determined in circumstances such as when, without limitation, one or more of the Fund's net asset values would be materially affected, or in other circumstances when fair value pricing is deemed appropriate in accordance with established fair valuation procedures.

A Fund that holds foreign securities may rely frequently on fair value pricing. The use of fair value pricing may help to ensure that, on average, foreign security prices (and Fund share prices) may better reflect the values of those securities at the time the Funds' NAVs are calculated, and may reduce opportunities for "time zone arbitrage" (see "Frequent Purchases and Redemptions of Fund Shares" below).

Fair value pricing also may at times result in portfolio security prices (and Fund share prices) that are less objective, not verifiable from independent sources (other than fair value pricing services, if available), and less precise than closing foreign market quotations as measures of market sentiment. The Board of Trustees has authorized the use of pricing services to assist the Funds in valuing certain securities in the Funds' portfolios that are listed or traded on foreign securities exchanges in certain circumstances when changes or volatility in U.S. markets, as represented by, for example, movement of the S&P 500® Index, may affect the value of certain foreign securities. In accordance with established fair valuation procedures, the Adviser may also fair value price certain of the Funds' foreign or domestic portfolio securities in certain other circumstances when market quotations for a security may not be readily available, or if a significant event occurs, such as, without limitation, if the exchange on which a security is principally traded closed early, or if trading in a particular security was halted during the day and did not resume prior to the time when a Fund calculates its NAVs.

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SHAREHOLDER INFORMATION

INSTRUCTIONS FOR OPENING AND ADDING TO AN ACCOUNT

CHOOSING A SHARE CLASS

Each Fund offers two classes of shares, Investor Class and Institutional Class. The two classes of each Fund represent an interest in the same portfolio of investments of the respective Fund and have equal rights as to voting, redemptions, dividends, and liquidation, subject to the approval of the Trustees. Shareholders of the Investor Class, which bears 12b-1 fees under the terms of the 12b-1 Plan (as defined below), have exclusive voting rights relating to that 12b-1 Plan. The two share classes differ primarily in the expenses to which they are subject and required investment minimums, each of which are discussed further below.

TO OPEN AN ACCOUNT

BY MAIL	BY TELEPHONE	BY INTERNET	BY WIRE
Complete and sign the Account Application or an IRA Application.
◼ Make your check payable to the Marsico Funds.
◼ For IRA accounts, please specify the year for which the contribution is made.
MAIL YOUR APPLICATION AND CHECK TO:
Marsico Funds
c/o UMB Fund Services, Inc.
P.O. Box 3210
Milwaukee, WI 53201-3210
BY OVERNIGHT DELIVERY, SEND TO:
Marsico Funds
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212-3948
888-860-8686	Telephone transactions may not be used for initial purchases.	You may open new accounts through the Marsico Funds website at marsicofunds.com. For important information on this feature, see "Fund Transactions Made Through the Marsico Funds Website" below in this Prospectus.	Call 888-860-8686 for instructions and to obtain an account number prior to wiring the funds.

TO ADD TO AN ACCOUNT

BY MAIL	BY TELEPHONE	BY INTERNET	BY WIRE
Complete the investment slip that is included in your account statement and write your account number on your check. If you no longer have your investment slip, please reference your name, account number, and address on your check.
◼ Make your check payable to the Marsico Funds.
◼ For IRA accounts, please specify the year for which the contribution is made.
MAIL THE SLIP AND THE CHECK TO:
Marsico Funds
c/o UMB Fund Services, Inc.
P.O. Box 3210
Milwaukee, WI 53201-3210
BY OVERNIGHT DELIVERY, SEND TO:
Marsico Funds
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212-3948
888-860-8686	You are automatically granted telephone transaction privileges unless you decline them on your Account Application. You may call 888-860-8686 to purchase shares in an existing account. Investments made by electronic funds transfer must be from a pre-designated bank account and in amounts of at least $50 and not greater than $100,000, and will be effective at the NAV of the relevant Fund share class next computed after your instruction is received in good order by the Transfer Agent.	You may purchase shares in an existing account through the Marsico Funds website at marsicofunds.com.
To establish online transaction privileges, you must enroll through the website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application. For important information on this feature, see "Fund Transactions Made Through the Marsico Funds Website" below in this Prospectus or call 888-860-8686.	Send your investment to UMB Bank, n.a. by following these instructions:
◼ UMB Bank, n.a.
◼ ABA#: 101000695
◼ For Credit to the Marsico Funds
◼ A/C#: 9870858118
◼ For further credit to: investor account number; name(s) of investor(s); SSN or TIN; name of Fund to be purchased.

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SHAREHOLDER INFORMATION

AUTOMATIC SERVICES

With your initial investment, please indicate on your application which of the automatic service(s) described below you want for your account. Return your application with your investment.

TELEPHONE AND WIRE TRANSACTIONS

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. It takes 15 calendar days after receipt by the Funds of your bank account information to establish this feature. Purchases by ACH transfer may not be made during this time. When opening an account, you are automatically granted telephone transaction privileges unless you decline them on your Account Application. You must have ACH instructions on your account in order to conduct online purchases. With respect to purchases made by telephone, the Funds and their agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or recording all telephone instructions. The Funds or their agents will not be liable for any loss, cost, or expense for acting upon telephone instructions believed to be genuine or for any unauthorized telephone transactions.

If you plan to purchase your initial shares by wire, the Transfer Agent first must have received a completed Account Application and issued an account number to you to credit your account for the wire. The account number must be included in the wiring instructions set forth above.

The Transfer Agent must receive your Account Application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Transfer Agent receives a properly completed and executed Account Application.

ADDITIONAL PURCHASE INFORMATION

The Funds may hold redemption proceeds until the proceeds used to purchase shares have been collected (e.g., your check has cleared or your ACH payments have been received), but in no event for more than 10 calendar days. If you fail to provide and certify to the accuracy of your Social Security Number or Taxpayer Identification Number, the Funds will be required to withhold 24% of all dividends, distributions, and payments, including your redemption proceeds.

Under the unclaimed property laws of various states, if no activity occurs in your account and the Funds are unable to contact you at the address of record within the time periods specified by various state laws, your account, including the shares of the Funds held in the account, may be liquidated and the proceeds transferred to the appropriate state. It may be difficult to recover amounts transferred to a state. The Funds are not responsible for amounts duly transferred to a state.

Please note that the Funds are offered and sold only to persons residing in the U.S., including certain territories such as Puerto Rico.

Applications will only be accepted if they contain an address within the U.S., including certain territories such as Puerto Rico. This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Funds in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.

The Funds will not accept your Account Application if you are investing for another person as attorney-in-fact. The Funds will not accept accounts with "Power of Attorney" or "POA" in the registration section of the Account Application.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, credit cards, credit card checks, third party checks, or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete ACH or other electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons. You will also be responsible for any losses suffered by the Funds as a result. The Funds may redeem shares you own in this or any identically registered Marsico Funds account as reimbursement for any such losses. The Funds reserve the right to reject any purchase order for Fund shares and to involuntarily redeem any account holder's shares under certain other circumstances as permitted under the 1940 Act.

At their discretion, the Funds may, but are not required to, accept "in-kind" purchases from investors who pay for Fund shares with securities instead of cash. Such in-kind purchases involving a Fund's receipt of portfolio securities in exchange for Fund shares can be beneficial because they may avoid some brokerage costs that the Funds would otherwise incur to purchase portfolio securities. Securities contributed as part of in-kind purchases generally would be required to meet certain criteria determined by the Adviser, including that they be liquid securities that are permissible and appropriate investments for the Funds and be readily priced. Some brokerage costs may still be incurred by the Funds and purchasing investors in such transactions.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

◼  Name;

◼  Date of birth (for individuals);

◼  Residential or business street address (post office box numbers may also be provided for mailing purposes);

◼  Social Security Number, Taxpayer Identification Number, or other identifying number; and

◼  Beneficial ownership information (for legal entities).

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SHAREHOLDER INFORMATION

You may also be asked for a copy of your driver's license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. In accordance with federal law requirements, the Funds have implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated for the relevant Fund share class after the account is closed, and the proceeds received may be less than the amount originally invested.

INVESTMENT MINIMUMS

Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares listed below. Fund shareholders who meet the investment threshold may request that the Funds convert their Investor Class shares to Institutional Class shares. The Funds are not required to automatically convert shares on their own initiative. The Funds at times may elect at their discretion to convert Investor Class share accounts of sufficient size to Institutional Class shares, or elect at their discretion to convert Institutional Class share accounts that no longer meet the minimum investment threshold to Investor Class shares. The Funds reserve the right to reduce or waive share class investment minimums for any reason.

Investor Class	Initial	Additional
Regular accounts	$2,500	$100
Traditional IRAs and IRA Rollovers	1,000	100
Spousal IRAs	500	100
Roth IRAs	1,000	100
SEP-IRAs	500	100
Gifts to minors	500	50
Automatic Investment Plans	1,000	50
Institutional Class	Initial	Additional
Regular accounts	$100,000	$1,000
Traditional IRAs and IRA Rollovers	100,000	1,000
Spousal IRAs	100,000	1,000
Roth IRAs	100,000	1,000
SEP-IRAs	100,000	1,000
Gifts to minors	100,000	1,000
Automatic Investment Plans	100,000	1,000

INVESTMENTS MADE THROUGH FINANCIAL SERVICES AGENTS

If you invest in the Funds indirectly through an intermediary such as a financial services agent (rather than directly with the Funds through the Transfer Agent), the policies and fees associated with making an investment may be different than those described here. Financial advisers, mutual fund supermarkets, and other financial services agents charge their own transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial services agent if you have any questions. Your financial services agent is responsible for receiving your orders by a certain time and transmitting them to the Transfer Agent in a timely manner as outlined in agreements between the parties. To ensure that your order is completed at that day's next calculated net asset value for the Funds, you will need to place your order with your financial services agent by its deadline for receipt of customer orders so that the financial services agent can transmit the order to the Transfer Agent by the required deadline.

Certain financial services agents may enter into agreements with the Funds or their agents which permit them to confirm orders timely received on behalf of customers by phone or other means, with payment to follow later, in accordance with the Transfer Agent's procedures. If payment is not received within the time specified, the transaction may be rescinded and the financial services agent may be held liable for any resulting losses.

The Funds have adopted a plan for the payment of distribution fees pursuant to Rule 12b-1 (the "12b-1 Plan"), and pay such fees to many financial intermediaries to cover Fund distribution costs and other costs. Pursuant to the 12b-1 Plan, the Board of Trustees has approved a 12b-1 Fee at a rate of up to 0.25% per annum of the average daily net assets of the Investor Class shares of each Fund. From time to time, the Funds may determine to accrue 12b-1 Fees at a rate of less than 0.25% for Investor Class shares of each Fund. Investor Class shares of each of the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund currently accrue 12b-1 Fees at the rate of 0.25% per annum of the average daily net assets attributable to Investor Class shares of those Funds. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment in Investor Class shares and may cost you more than paying other types of sales charges. Institutional Class shares of the Funds are not subject to a 12b-1 Fee.

The Funds also pay administrative fees to certain select financial services agents to cover the costs of shareholder servicing, recordkeeping, and other administrative services provided to shareholders by financial services agents. The Funds may seek to reduce administrative fees payable to a financial services agent through commission recapture arrangements, in which a portion of commissions payable to a financial services agent for the execution of Fund portfolio transactions is credited against such non-distribution-related administrative fees.

The Adviser, at its own expense and using its own resources including profits realized from its services to the Funds, pays certain select financial services agents to help cover distribution or administrative costs on behalf of the Funds.

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SHAREHOLDER INFORMATION

INSTRUCTIONS FOR SELLING FUND SHARES

TO SELL INVESTOR CLASS OR INSTITUTIONAL CLASS SHARES

BY MAIL	BY TELEPHONE
Write a letter of instruction that includes:
◼ the name(s) and signature(s) of all account owners;
◼ your account number;
◼ the Fund name and share class;
◼ the dollar or share amount you want to sell;
◼ how and where to send the proceeds; and
◼ if redeeming from your IRA, please complete an IRA Distribution Form which is available by calling shareholder services at 888-860-8686.
In certain situations, you may be required to obtain a Medallion signature guarantee or provide other documents in order to sell Investor Class shares. Information about such requirements appears in "Signature Guarantees" below.	◼ You are automatically granted telephone transaction privileges unless you decline them on your Account Application. You may redeem Investor Class or Institutional Class shares by calling 888-860-8686. Redemption proceeds will be mailed directly to you or electronically transferred to your predesignated bank account.
◼ Unless you decline telephone privileges on your Account Application, as long as the Funds take reasonable measures to verify the order, you will be responsible for any fraudulent telephone order.
◼ You may redeem as little as $500 and as much as $100,000 by telephone redemption.
MAIL YOUR REQUEST TO:	BY OVERNIGHT DELIVERY, SEND TO:
Marsico Funds c/o UMB Fund Services, Inc. P.O. Box 3210 Milwaukee, WI 53201-3210	Marsico Funds c/o UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212-3948 888-860-8686
BY INTERNET	SYSTEMATIC WITHDRAWAL PLAN
You may redeem Investor Class or Institutional Class Fund shares through the Marsico Funds website at marsicofunds.com. To establish online transaction privileges, you must enroll through the website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application. For important information on this feature, see "Fund Transactions Made Through the Marsico Funds Website" below in this Prospectus or call 888-860-8686.	Call us to request a Systematic Withdrawal Plan. It may be set up over the phone or by letter of instruction.
For specific information on how to redeem your account, and to determine if a Medallion signature guarantee or other documentation is required, please see "Signature Guarantees" below or call 888-860-8686.

ADDITIONAL REDEMPTION INFORMATION

PAYMENT OF REDEMPTION PROCEEDS

You may sell your Investor Class or Institutional Class Fund shares at any time, subject to the policies and procedures discussed in "Frequent Purchases and Redemptions of Fund Shares" below. Your shares will be redeemed at the next NAV of the relevant Fund share class calculated after your order is received in good order by the Transfer Agent. If you request payment by wire transfer or ACH, each Fund typically expects that payment of the redemption proceeds for shares of the Funds will normally be made in federal funds on the next business day to the bank and account you have designated as described further below. If you request payment by check, each Fund typically expects that payment of redemption proceeds for shares of the Funds will normally be made within one business day. However, each Fund may take up to seven days after receipt of your properly completed request to pay sales proceeds.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 10 calendar days. This procedure is intended to protect the Funds and their shareholders from loss.

The Transfer Agent will wire redemption proceeds only to the bank and account designated on the Account Application or in written instructions (with Medallion signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. The Transfer Agent currently charges a $15.00 fee for each payment of redemption proceeds by wire, which will be deducted from your redemption proceeds. An additional $12.50 fee is charged by the Transfer Agent for any IRA distributions. If you request that your redemption proceeds be sent via overnight delivery, the Transfer Agent will deduct an additional $20.00 from your account or proceeds to cover the associated costs.

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SHAREHOLDER INFORMATION

If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic service currently in effect for the account will be terminated unless you indicate otherwise in writing.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds are intended primarily for use as long-term investment vehicles. The Funds are not intended to provide a means of speculating on short-term market movements. Large and frequent short-term trades by investors have the potential to make the Funds more difficult to manage efficiently, and could in some cases impose additional brokerage or administrative costs on the Funds, or dilute the value of Fund shares held by long-term investors. The Funds do not have any arrangements with any person to permit frequent short-term purchases and redemptions of their shares, and the Funds' Transfer Agent may monitor for certain types of frequent trading activity by shareholders. If large and frequent short-term trading by a shareholder is detected, the Funds may take reasonable action in response, up to and including the limitation, suspension, or termination of a shareholder's purchase or exchange privileges. It may not be feasible for the Funds to detect or prevent every potential instance of short-term trading.

"Time zone arbitrage" of mutual funds that hold substantial foreign securities is one type of short-term trading that the Funds seek to discourage. A trader who practices time zone arbitrage seeks to profit by buying or selling mutual fund shares based on events which occur after the close of foreign markets when the effects of those events may not be fully reflected in closing foreign market quotations used to value mutual fund shares.

The Board of Trustees has adopted policies and procedures with respect to frequent short-term purchases and redemptions of Fund shares by Fund shareholders. The Funds reserve the right to modify their policies and procedures at any time without prior notice as the Board of Trustees in its sole discretion deems to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

Under Rule 22c-2 of the 1940 Act, the Funds have entered into agreements with financial intermediaries that maintain subaccounts for themselves and their customers with the Transfer Agent obligating such financial intermediaries to provide, upon each Fund's request, certain information regarding their customers and their customers' transactions in shares of the Funds. However, there can be no guarantee that all short-term trading will be detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in a form that can be quickly analyzed or evaluated by the Funds.

The Funds may take other steps to discourage large and frequent short-term trades by Fund shareholders, including fair value pricing of foreign or other securities as discussed above.

SIGNATURE GUARANTEES FOR REDEMPTION OF INVESTOR CLASS OR INSTITUTIONAL CLASS SHARES

Please note that each owner of a Fund account must obtain a signature guarantee from a participant in the Securities Transfer

Association Medallion Program for certain redemption requests. The Medallion signature guarantee is designed to protect you and the Funds from fraud. You may obtain a Medallion signature guarantee from banks, credit unions, savings associations, broker-dealers, national securities exchanges, registered securities exchanges, or clearing agencies deemed eligible by the SEC. A notary public cannot provide a Medallion signature guarantee.

In particular, when you submit a written request to redeem Fund shares in your account, your request must include the original signature of each owner of the account and a Medallion signature guarantee if any of the following is true:

◼  You wish to sell more than $100,000 worth of shares,

◼  You change the ownership of your account,

◼  You are requesting that redemption proceeds be sent to a different address than your address of record,

◼  You are requesting that redemption proceeds be sent by federal wire transfer to a bank other than your bank of record,

◼  You are requesting that redemption proceeds be paid to someone other than the account owner,

◼  The address on your account (address of record) has changed within the last 15 days, or

◼  The redemption proceeds are being transferred to a Fund account with a different ownership name or registration.

CORPORATE, TRUST, AND OTHER ACCOUNTS

Redemption requests from corporate, trust, and institutional accounts, and executors, administrators, and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees, or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Funds at 888-860-8686 before making the redemption request to determine what additional documents are required.

TRANSFER OF OWNERSHIP

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Funds at 888-860-8686 before making your request to determine what additional documents are required.

REDEMPTION INITIATED BY THE FUNDS

If your account balance in a Fund falls below $500, the Fund may ask you to increase your balance. If your account balance is still below $500 after 30 days, a Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-deferred investment accounts. The right of redemption by the Funds relating to the minimum balance requirement will not apply if the value of your account drops below $500 because of market performance. The Funds may also close your account and send you the proceeds under certain other circumstances as permitted under the 1940 Act.

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SHAREHOLDER INFORMATION

REDEMPTION IN-KIND

It is the Funds' policy to pay all redemptions in cash. The Funds retain the right, however, to elect at any time to instead pay large redemptions in whole or in part by a distribution in-kind of portfolio securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges and taxes on the sale of any such securities so received. In addition, a redemption paid in portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes. A Fund has no obligation to pay distributions in-kind instead of cash in any circumstances.

METHODS TO MEET REDEMPTIONS

Under normal market conditions, the Funds expect to meet redemption orders by using holdings of cash or by the sale of portfolio securities. In unusual or stressed market conditions or as the Adviser deems appropriate, each Fund also may utilize its custodian overdraft facility to meet redemptions, if necessary. As discussed immediately above, each Fund also reserves the right to pay large redemptions by a distribution in-kind of portfolio securities held by a Fund in lieu of cash.

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment from one Marsico Fund to another. You may exchange shares by mail, by telephone, or through the Marsico Funds website. You are automatically granted telephone transaction privileges unless you decline them on your Account Application. You must have telephone transaction privileges in order to conduct online transactions. You may establish online transaction privileges by opening your account through the website. For important information on this feature, see "Fund Transactions Made Through the Marsico Funds Website" below in this Prospectus. Any new account established through an exchange will have the same privileges as your original account and will also be subject to the minimum investment requirements described above. Aside from this requirement, there is a $500 minimum exchange amount for exchanging shares under the program. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

The Funds may change, temporarily suspend, or terminate the exchange privilege during unusual market conditions or when a Fund determines such action to be in the best interests of the Fund or its shareholders. To the extent reasonably feasible, the affected Fund will seek to give shareholders 60 days' advance notice of material changes to or termination of exchange privileges.

On occasions such as during periods of severe weather or significant market turmoil, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may instead choose to mail the requests to the Funds at the address listed under "Instructions for Opening and Adding to an Account" above, or access your account through the Marsico Funds website at marsicofunds.com.

CONVERSION OF SHARES

A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. The Fund is not required to automatically convert shares on its own initiative, but you may request a Fund to convert shares to another class if you meet the threshold requirements for investing in that class. Generally, share conversions are permitted to occur if a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please note that all share conversion requests must be approved by the Adviser.

A request for a share conversion will not be processed until it is received in good order by a Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by a Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary's earlier applicable deadline. Please note that, because the NAV of each class of a Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Each Fund reserves the right to convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. A Fund will notify affected shareholders in writing prior to any mandatory conversion.

FUND TRANSACTIONS MADE THROUGH THE MARSICO FUNDS WEBSITE

You may visit us online through the Marsico Funds website at marsicofunds.com to access information such as your Fund's recent, as well as long-term, performance information. You may also view portfolio holdings of the Funds as they existed at the end of a given calendar month, which are generally posted on the website approximately 30 days after the end of that month. Additionally, the Marsico Funds website offers other resources including daily performance information, quarterly investment reviews, and shareholder reports relating to the Funds.

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SHAREHOLDER INFORMATION

In addition to checking your Fund account balance(s) and historical transactions, you may purchase, redeem, or exchange shares of the Funds through the Marsico Funds website at marsicofunds.com. You may establish online transaction privileges by enrolling on the website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application. You will be required to enter into a user's agreement through the website in order to enroll for these privileges. In order to conduct online transactions, you must have telephone transaction privileges. To purchase shares online, you must also have ACH instructions on your account. If you opened your account online, then any redemption proceeds will only be sent to you via ACH or wire to your bank account of record.

Payment for purchases of shares through the Marsico Funds website may be made only through an ACH debit of your bank account. Redemptions will be paid by check, wire, or ACH transfer only to the address or bank account of record. Redemptions from accounts established through the website will be paid only to the bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds' website.

The Funds impose an upper limit of $100,000 on purchase and redemption transactions through the Marsico Funds website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the internet is an unsecure, unstable, unregulated, and unpredictable environment. Your ability to use the Marsico Funds website for transactions is dependent upon the internet and equipment, software, systems, data, and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, they cannot assure you that inquiries, account information or trading activity will be completely secure.

There may also be delays, malfunctions or other inconveniences generally associated with use of the internet. There may also be times when the Marsico Funds website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing, redeeming, or exchanging shares by another method. Neither the Funds, the Transfer Agent, Distribution Services, LLC (the "Distributor"), nor the Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

RETIREMENT PLAN SERVICES

The Funds offer certain retirement plan accounts for individuals and institutions, including large and small businesses. For information on establishing retirement accounts and for a complete list of retirement accounts offered, please call 888-860-8686. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail. A $12.50 fee is charged annually for the maintenance of each such account. The Transfer Agent currently charges a distribution fee of $12.50 for each redemption from an IRA account and an additional $15.00 fee for each payment by wire of redemption proceeds from an IRA account. If you request that your redemption proceeds be sent via overnight delivery, the Transfer Agent will deduct an additional $20.00 from your account or proceeds to cover the associated costs.

The retirement plans currently available to shareholders of the Funds include:

Traditional IRA and IRA Rollovers: an individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Rollovers are not deductible. Assets can grow tax-free and distributions are taxable as income.

Spousal IRA: an IRA funded by a working spouse in the name of a non-earning spouse.

SEP-IRA: an individual retirement account funded by employer contributions. Your assets grow tax-free and distributions are taxable as income.

Roth IRA: an IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

AUTOMATIC SERVICES FOR FUND INVESTORS

Buying, selling, or exchanging shares automatically is easy with the services described below. With each service, you select a schedule and an amount, subject to certain restrictions. You can set up most of these services with your Account Application or by calling 888-860-8686.

FOR BUYING SHARES

Automatic Investment Plan

For making automatic investments from a designated bank account.

Payroll Direct Deposit Plan

For making automatic investments from your payroll check.

Dividend Reinvestment

If you do not specify an election, all income dividends and capital gains distributions will be automatically reinvested in shares of the Funds.

FOR EXCHANGING & FOR SELLING SHARES

Automatic Exchange Plan

An automatic exchange plan is intended for making regular exchanges from one Marsico Fund into another Marsico Fund. This plan is available to IRA accounts having a minimum balance of $1,000.

Systematic Withdrawal Plan

A systematic withdrawal plan is intended for making regular withdrawals from the Funds.

SHAREHOLDER COMMUNICATIONS

ACCOUNT STATEMENTS

Every quarter, Marsico Fund investors automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

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SHAREHOLDER INFORMATION

CONFIRMATIONS

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

REGULATORY MAILINGS

Regulatory shareholder reports will be sent semi-annually. The Funds' audited annual financial statements and unaudited semi-annual financial statements will be made available at marsicofunds.com. The Funds' shareholder reports and financial statements will be filed with the SEC semi-annually on Form N-CSR.

For shareholders with multiple accounts utilizing the same social security number or tax identification number, the Marsico Funds may deliver a single copy of prospectuses, financial reports, and other communications to shareholders in order to reduce expenses. If your shares are held through a financial intermediary, the financial intermediary may utilize other householding methods, such as the same mailing address, to deliver a single copy. If you would prefer that your documents not be subject to householding, please call 888-860-8686 if you hold your shares directly with the Marsico Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Marsico Funds or your financial intermediary.

You may elect to receive statements, confirmations, and/or regulatory mailings electronically in lieu of paper copies by registering for this feature as part of opening an account on the Marsico Funds website at marsicofunds.com. For existing accounts, please call 888-860-8686 for instructions.

Each Fund's annual and semi-annual shareholder reports and financial statements are available at marsicofunds.com, without charge, upon request by calling 888-860-8686 or writing to the Marsico Funds c/o UMB Fund Services, Inc. at P.O. Box 3210, Milwaukee, WI 53201-3210.

DIVIDENDS AND DISTRIBUTIONS

The Adviser may consider whether a particular security or other investment potentially offers current income. However, no Fund is required to seek current income or to maintain any portion of its total assets in fixed or variable income securities. The Funds may not necessarily have any income to distribute at any given time, and are not required to make regular distributions (except insofar as mutual funds distribute income and capital gains annually to comply with applicable tax regulations). The Funds intend to pay distributions on an annual basis to the extent they have income and/or capital gains to distribute at such times. Dividends paid by each Fund are calculated in the same manner and at the same time with respect to each class, except that any class specific expenses allocated to a class will be borne exclusively by that class. You may elect to reinvest income dividends and capital gains distributions in shares of the Funds or receive these distributions in cash.

Dividends and any other distributions from the Funds are automatically reinvested in the Funds at the next calculated NAV for each respective class of shares, unless you elect to have dividends paid in cash.

Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

If you are interested in changing your election, you may call the Transfer Agent at 888-860-8686 or send written notification to Marsico Funds, c/o UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210.

TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional tax information. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Funds.

As described under "Dividends and Distributions" above, each Fund will seek to distribute all or substantially all of its income and gains to its shareholders each year. Each Fund generally will not have to pay income tax on amounts it distributes to shareholders. Fund dividends and distributions (whether paid in cash or reinvested in additional Fund shares) are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). A portion of the shareholder dividends derived from corporate dividends may be eligible for the corporate dividends-received deduction.

The maximum individual rate applicable to "qualified dividend income" and long-term capital gains is generally either 15% or 20% depending on whether the individual's income exceeds certain threshold amounts. These rates do not apply to corporate taxpayers. Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a holding period of more than 60 days during a 121-day period beginning 60 days before the ex-dividend date for their Fund shares with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions by a Fund of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

In determining its taxable income and capital gains, a Fund may defer post-October net realized losses and post-December net ordinary losses to the following year.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates, and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts.

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SHAREHOLDER INFORMATION

A dividend or capital gains distribution declared by a Fund in October, November, or December, but paid during January of the following year will be considered to be paid on December 31 of the year it was declared.

Because each of the Funds may invest in foreign securities, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by countries other than the U.S. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund at the close of a taxable year consists of stock or securities in non-U.S. companies, and if that Fund elects to "pass through" foreign taxes, shareholders of the Fund may be able to claim U.S. foreign tax credits with respect to foreign taxes paid by the Fund, subject to certain holding period requirements and other limitations contained in the Internal Revenue Code of 1986, as amended. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund.

Shareholders that sell, exchange, or redeem Fund shares generally will have a capital gain or loss from the sale, redemption, or exchange. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange, or redemption, how long the shares were held and whether the shareholder's income exceeds certain threshold amounts.

If the value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, the distribution will generally be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution that may largely constitute a return of capital to those investors but will be taxable to them as income. This is known as "buying a dividend."

Shareholders will be advised annually as to the federal tax status of dividends and capital gain distributions made by each Fund for the preceding year. Distributions by the Funds generally will be subject to state and local taxes. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange, or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption, or exchange of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected as an adjustment to the tax basis of the shares acquired.

As with all mutual funds, each Fund may be required to withhold U.S. federal income tax at the applicable rate of all taxable distributions to you if you fail to provide the Fund with your correct Taxpayer Identification Number, or to make required certifications, or if you (or the Fund) have been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding.

If you are not a citizen of the United States and do not reside there, or if you are a non-U.S. entity, the Fund will generally withhold 30% (or a lower rate if applicable by treaty) on taxable distributions made to you.

Federal law requires mutual fund companies to maintain a shareholder's cost basis by tax lot and report gain/loss information and holdings periods for sales of mutual fund shares that are "covered" securities to the IRS and to shareholders on Form 1099-B. Mutual fund shares, such as shares of the Funds, acquired on or after January 1, 2012, are covered securities. The Funds are not responsible for maintaining and reporting share information for their shares that are not deemed "covered."

The tax regulations require that the Funds elect a default tax identification methodology in order to perform the required reporting. The Funds have chosen the first-in-first-out method as the default tax lot identification method for their shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when a shareholder's entire position is not sold in a single transaction and is the method in which "covered" share sales will be reported on a shareholder's Form 1099-B.

However, at the time of purchase or upon the sale of "covered" shares, shareholders may generally choose a different tax lot identification method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

46

FINANCIAL HIGHLIGHTS

Financial highlights are presented below for each of the Funds. The financial highlights table is intended to help you understand each Fund's financial performance and other financial information for the past five years. Certain information reflects financial results for a single Fund share. "Total Return" shows how much an investor in each Fund would have earned on an investment in a Fund assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm. The report of PricewaterhouseCoopers LLP and each Fund's audited financial statements are included in the Funds' filing on Form N-CSR for the fiscal year ended September 30, 2024 and are incorporated by reference in the SAI. The SAI and the Funds' Annual Financial Statements and Other Information are available upon request through several channels described in "Where to go for More Information" below.

For a Fund Share Outstanding Throughout the Period	MARSICO FOCUS FUND						MARSICO GROWTH FUND
Investor Class:	Year Ended 9/30/24	Year Ended 9/30/23	Year Ended 9/30/22		Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/24	Year Ended 9/30/23	Year Ended 9/30/22		Year Ended 9/30/21	Year Ended 9/30/20
Net Asset Value, Beginning of Period	$19.86	$18.41	$28.84		$25.92	$18.59	$17.97	$14.05	$29.78		$25.66	$18.75
Income from Investment Operations:
Net investment loss	(0.15)	(0.11)	(0.09)		(0.22)	(0.10)	(0.13)	(0.13)	(0.15)		(0.35)	(0.14)
Net realized and unrealized gains (losses) on investments	10.37	4.37	(7.13)		5.74	8.92	9.11	4.05	(7.25)		6.85	8.92
Total from investment operations	10.22	4.26	(7.22)		5.52	8.82	8.98	3.92	(7.40)		6.50	8.78
Distributions & Other:
Net realized gains	(0.48)	(2.81)	(3.21)		(2.60)	(1.49)	(0.36)	—	(8.33)		(2.38)	(1.87)
Total distributions and other	(0.48)	(2.81)	(3.21)		(2.60)	(1.49)	(0.36)	—	(8.33)		(2.38)	(1.87)
Net Asset Value, End of Period	$29.60	$19.86	$18.41		$28.84	$25.92	$26.59	$17.97	$14.05		$29.78	$25.66
Total Return	52.32%	27.04%	(28.30)%		22.52%	50.71%	50.61%	27.90%	(34.81)%		26.51%	51.11%
Supplemental Data and Ratios:
Net assets, end of period (000s)	$849,445	$567,000	$500,599		$895,641	$806,181	$410,945	$260,436	$222,871		$423,855	$410,592
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.28%	1.45%	1.02%		1.26%	1.24%	1.34%	1.45%	1.19%		1.37%	1.45%
Ratio of net investment loss to average net assets(7)	(0.57)%	(0.66)%	(0.25)%		(0.79)%	(0.53)%	(0.62)%	(0.65)%	(0.84)%		(1.07)%	(0.85)%
Ratio of total expenses to average net assets(8)	1.28%	1.50%	1.02%		1.26%	1.24%	1.34%	1.48%	1.19%		1.37%	1.50%
Ratio of net investment loss (before waivers, and expenses paid indirectly) to average net assets(9)	(0.57)%	(0.71)%	(0.25)%		(0.79)%	(0.53)%	(0.62)%	(0.68)%	(0.84)%		(1.07)%	(0.90)%
Portfolio turnover rate	47%	76%	102%		28%	45%	62%	89%	117%		58%	77%
Institutional Class:	Year Ended 9/30/24	Year Ended 9/30/23	Period Ended 9/30/22(1)				Year Ended 9/30/24	Year Ended 9/30/23	Period Ended 9/30/22(1)
Net Asset Value, Beginning of Period	$19.96	$18.45	$26.98				$18.06	$14.08	$21.57
Income from Investment Operations:
Net investment income (loss)	(0.08)	(0.08)	0.04				(0.09)	(0.07)	(0.07)
Net realized and unrealized gains (losses) on investments	10.45	4.40	(8.57)				9.17	4.05	(7.42)
Total from investment operations	10.37	4.32	(8.53)				9.08	3.98	(7.49)
Distributions & Other:
Net realized gains	(0.48)	(2.81)	—	(4)			(0.36)	—	—	(4)
Increase from payment by service provider	—	—	—				—	—	—
Total distributions and other	(0.48)	(2.81)	—				(0.36)	—	—
Net Asset Value, End of Period	$29.85	$19.96	$18.45				$26.78	$18.06	$14.08
Total Return	52.82%	27.34%	(31.62	)%(2)			50.91%	28.27%	(34.72	)%(2)
Supplemental Data and Ratios:
Net assets, end of period (000s)	$183,605	$103,876	$85,283				$48,418	$27,177	$21,519
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.00%	1.20%	0.65	%(3)			1.10%	1.20%	0.92	%(3)
Ratio of net investment income (loss) to average net assets(7)	(0.30)%	(0.41)%	0.24	%(3)			(0.37)%	(0.40)%	(0.51	)%(3)
Ratio of total expenses to average net assets(8)	1.00%	1.23%	0.65	%(3)			1.10%	1.24%	0.92	%(3)
Ratio of net investment income (loss) (before waivers, and expenses paid indirectly) to average net assets(9)	(0.30)%	(0.44)%	0.24	%(3)			(0.37)%	(0.44)%	(0.51	)%(3)
Portfolio turnover rate	47%	76%	102	%(2)			62%	89%	117	%(2)

(1)  Institutional Class shares commenced operations on December 6, 2021.

(2)  Not Annualized.

(3)  Annualized.

(4)  Distributions occurred prior to the commencement of operations of the Institutional Class shares.

(5)  The Fund's transfer agent reimbursed the Institutional Class $6 (in thousands) for losses incurred. The reimbursement increased the total return by 0.03%.

(6)  Ratio of expenses to average net assets, less waivers and before expenses paid indirectly.

(7)  Ratio of net investment income (loss) to average net assets, net of waivers and expenses paid indirectly.

(8)  Ratio of expenses to average net assets, before waivers and expenses paid indirectly.

(9)  Ratio of net investment income (loss) to average net assets, before waivers and expenses paid indirectly.

47

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period	MARSICO MIDCAP GROWTH FOCUS FUND
Investor Class:	Year Ended 9/30/24	Year Ended 9/30/23		Year Ended 9/30/22		Year Ended 9/30/21	Year Ended 9/30/20
Net Asset Value, Beginning of Period	$33.89	$29.61		$52.48		$39.52	$33.70
Income from Investment Operations:
Net investment loss	(0.37)	(0.21)		(0.44)		(0.47)	(0.39)
Net realized and unrealized gains (losses) on investments	15.16	4.49		(15.83)		14.77	7.30
Total from investment operations	14.79	4.28		(16.27)		14.30	6.91
Distributions & Other:
Net realized gains	(0.47)	—		(6.60)		(1.34)	(1.09)
Total distributions and other	(0.47)	—		(6.60)		(1.34)	(1.09)
Net Asset Value, End of Period	$48.21	$33.89		$29.61		$52.48	$39.52
Total Return	44.01%	14.45%		(35.52)%		36.56%	21.15%
Supplemental Data and Ratios:
Net assets, end of period (000s)	$284,394	$219,855		$203,593		$379,039	$291,976
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.40%	1.44%		1.34%		1.33%	1.40%
Ratio of net investment loss to average net assets(7)	(0.81)%	(0.54)%		(1.05)%		(0.91)%	(0.96)%
Ratio of total expenses to average net assets(8)	1.40%	1.45%		1.34%		1.33%	1.40%
Ratio of net investment loss (before waivers, and expenses paid indirectly) to average net assets(9)	(0.81)%	(0.55)%		(1.05)%		(0.91)%	(0.96)%
Portfolio turnover rate	50%	56%		55%		20%	38%
Institutional Class:	Year Ended 9/30/24	Year Ended 9/30/23		Period Ended 9/30/22(1)
Net Asset Value, Beginning of Period	$34.04	$29.68		$44.83
Income from Investment Operations:
Net investment income (loss)	(0.25)	(0.17)		(0.22)
Net realized and unrealized gains (losses) on investments	15.23	4.52		(14.93)
Total from investment operations	14.98	4.35		(15.15)
Distributions & Other:
Net realized gains	(0.47)	—		—	(4)
Increase from payment by service provider	—	0.01		—
Total distributions and other	(0.47)	0.01		—
Net Asset Value, End of Period	$48.55	$34.04		$29.68
Total Return	44.38%	14.69	%(5)	(33.79	)%(2)
Supplemental Data and Ratios:
Net assets, end of period (000s)	$34,320	$15,079		$17,012
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.16%	1.20%		1.11	%(3)
Ratio of net investment income (loss) to average net assets(7)	(0.57)%	(0.32)%		(0.75	)%(3)
Ratio of total expenses to average net assets(8)	1.16%	1.21%		1.11	%(3)
Ratio of net investment income (loss) (before waivers, and expenses paid indirectly) to average net assets(9)	(0.57)%	(0.33)%		(0.75	)%(3)
Portfolio turnover rate	50%	56%		55	%(2)

48

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period	MARSICO INTERNATIONAL OPPORTUNITIES FUND
Investor Class:	Year Ended 9/30/24	Year Ended 9/30/23	Year Ended 9/30/22		Year Ended 9/30/21	Year Ended 9/30/20
Net Asset Value, Beginning of Period	$16.75	$13.84	$23.79		$20.57	$18.47
Income from Investment Operations:
Net investment income (loss)	(0.09)	0.06	(0.01)		(0.04)	0.04
Net realized and unrealized gains (losses) on investments	8.19	2.88	(7.14)		3.81	2.87
Total from investment operations	8.10	2.94	(7.15)		3.77	2.91
Distributions & Other:
Net investment income	(0.07)	(0.03)	—		—	(0.07)
Net realized gains	—	—	(2.80)		(0.55)	(0.74)
Total distributions and other	(0.07)	(0.03)	(2.80)		(0.55)	(0.81)
Net Asset Value, End of Period	$24.78	$16.75	$13.84		$23.79	$20.57
Total Return	48.51%	21.23%	(34.08)%		18.48%	16.14%
Supplemental Data and Ratios:
Net assets, end of period (000s)	$51,229	$34,278	$30,503		$60,274	$55,024
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.50%	1.50%	1.50%		1.50%	1.50%
Ratio of net investment income (loss) to average net assets(7)	(0.46)%	0.44%	0.07%		(0.11)%	0.28%
Ratio of total expenses to average net assets(8)	1.74%	1.86%	1.71%		1.68%	1.81%
Ratio of net investment income (loss) (before waivers, and expenses paid indirectly) to average net assets(9)	(0.70)%	0.08%	(0.14)%		(0.29)%	(0.03)%
Portfolio turnover rate	45%	52%	18%		50%	60%
Institutional Class:	Year Ended 9/30/24	Year Ended 9/30/23	Period Ended 9/30/22(1)
Net Asset Value, Beginning of Period	$16.83	$13.86	$20.20
Income from Investment Operations:
Net investment income (loss)	(0.05)	0.13	0.03
Net realized and unrealized gains (losses) on investments	8.24	2.85	(6.37)
Total from investment operations	8.19	2.98	(6.34)
Distributions & Other:
Net investment income	(0.11)	(0.01)	—
Net realized gains	—	—	—	(5)
Total distributions and other	(0.11)	(0.01)	—
Net Asset Value, End of Period	$24.91	$16.83	$13.86
Total Return	48.92%	21.54%	(31.39	)%(2)
Supplemental Data and Ratios:
Net assets, end of period (000s)	$5,188	$2,566	$4,365
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.25%	1.25%	1.25	%(3)
Ratio of net investment income (loss) to average net assets(7)	(0.21)%	0.53%	0.31	%(3)
Ratio of total expenses to average net assets(8)	1.76%	1.98%	1.81	%(3)
Ratio of net investment loss (before waivers, and expenses paid indirectly) to average net assets(9)	(0.72)%	(0.20)%	(0.25	)%(3)
Portfolio turnover rate	45%	52%	18	%(2)

(1)  Institutional Class shares commenced operations on December 6, 2021.

(2)  Not Annualized.

(3)  Annualized.

(4)  Less than $0.01.

(5)  Distributions occurred prior to the commencement of operations of the Institutional Class shares.

(6)  Ratio of expenses to average net assets, less waivers and before expenses paid indirectly.

(7)  Ratio of net investment income (loss) to average net assets, net of waivers and expenses paid indirectly.

(8)  Ratio of expenses to average net assets, before waivers and expenses paid indirectly.

(9)  Ratio of net investment income (loss) to average net assets, before waivers and expenses paid indirectly.

49

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period	MARSICO GLOBAL FUND
Investor Class:	Year Ended 9/30/24	Year Ended 9/30/23	Year Ended 9/30/22		Year Ended 9/30/21	Year Ended 9/30/20
Net Asset Value, Beginning of Period	$16.88	$14.12	$25.93		$22.83	$16.06
Income from Investment Operations:
Net investment income (loss)	(0.19)	(0.12)	(0.17)		(0.28)	(0.19)
Net realized and unrealized gains (losses) on investments	8.87	3.50	(7.58)		3.97	6.96
Total from investment operations	8.68	3.38	(7.75)		3.69	6.77
Distributions & Other:
Net investment income	—	—	—		—	—
Net realized gains	(0.37)	(0.62)	(4.06)		(0.59)	—
Total distributions and other	(0.37)	(0.62)	(4.06)		(0.59)	—
Net Asset Value, End of Period	$25.19	$16.88	$14.12		$25.93	$22.83
Total Return	52.21%	24.72%	(35.55)%		16.33%	42.15%
Supplemental Data and Ratios:
Net assets, end of period (000s)	$190,745	$142,683	$137,752		$309,493	$285,033
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.48%	1.50%	1.45%		1.45%	1.45%
Ratio of net investment income (loss) to average net assets(7)	(0.66)%	(0.46)%	(0.56)%		(1.03)%	(0.84)%
Ratio of total expenses to average net assets(8)	1.48%	1.55%	1.45%		1.45%	1.73%
Ratio of net investment income (loss) (before waivers, and expenses paid indirectly) to average net assets(9)	(0.66)%	(0.51)%	(0.56)%		(1.03)%	(1.12)%
Portfolio turnover rate	44%	82%	100%		65%	51%
Institutional Class:	Year Ended 9/30/24	Year Ended 9/30/23	Period Ended 9/30/22(1)
Net Asset Value, Beginning of Period	$16.99	$14.17	$22.30
Income from Investment Operations:
Net investment income (loss)	(0.14)	(0.05)	—	(4)
Net realized and unrealized gains (losses) on investments	8.95	3.49	(8.13)
Total from investment operations	8.81	3.44	(8.13)
Distributions & Other:
Net investment income	—	—	—
Net realized gains	(0.37)	(0.62)	—	(5)
Total distributions and other	(0.37)	(0.62)	—
Net Asset Value, End of Period	$25.43	$16.99	$14.17
Total Return	52.65%	25.07%	(36.46	)%(2)
Supplemental Data and Ratios:
Net assets, end of period (000s)	$170,046	$17,590	$12,960
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.15%	1.25%	1.06	%(3)
Ratio of net investment income (loss) to average net assets(7)	(0.37)%	(0.23)%	(0.02	)%(3)
Ratio of total expenses to average net assets(8)	1.15%	1.29%	1.06	%(3)
Ratio of net investment loss (before waivers, and expenses paid indirectly) to average net assets(9)	(0.37)%	(0.27)%	(0.02	)%(3)
Portfolio turnover rate	44%	82%	100	%(2)

50

WHERE TO GO FOR MORE INFORMATION

You will find more information about the Funds in the following documents:

REGULATORY REPORTS

Our regulatory shareholder reports contain key portfolio characteristics, including the top 10 holdings of each Fund as of the end of the relevant period, expenses, any material changes, and Fund performance. Each Fund's annual and semi-annual shareholder reports and financial statements are available at marsicofunds.com and are included in its filings on Form N-CSR (which can be downloaded from the EDGAR Database on the SEC's website (www.sec.gov)).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains additional and more detailed information about each Fund, and is considered to be a part of this Prospectus.

THERE ARE THREE WAYS TO GET A COPY OF THESE DOCUMENTS

1.  Obtain a copy online at marsicofunds.com, or call or write us to request a copy through the contact information provided below, and it will be sent without charge:

Marsico Funds c/o UMB Fund Services, Inc.
P.O. Box 3210
Milwaukee, WI 53201-3210
888-860-8686
marsicofunds.com

2.  Submit an E-mail request to the SEC at the following E-mail address and ask them to mail you a copy: publicinfo@sec.gov. The SEC charges a fee for this service.

3.  Go to the SEC's website (www.sec.gov) and download a free text-only version from the EDGAR Database on the website. The Trust's SEC Investment Company Act file number is 811-08397.

You can obtain these documents or request other information, and discuss your questions about the Funds, by contacting the Funds at P.O. Box 3210, Milwaukee, WI 53201-3210 or 888-860-8686.

51

THE MARSICO INVESTMENT FUND

◼  MARSICO FOCUS FUND

◼  MARSICO GROWTH FUND

◼  MARSICO MIDCAP GROWTH FOCUS FUND

◼  MARSICO INTERNATIONAL OPPORTUNITIES FUND

◼  MARSICO GLOBAL FUND

INVESTMENT ADVISER

Marsico Capital Management, LLC

ADMINISTRATOR

UMB Fund Services, Inc.

DISTRIBUTOR

Distribution Services, LLC

COUNSEL

Dechert LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

TRANSFER AND DIVIDEND DISBURSING AGENT

UMB Fund Services, Inc.

CUSTODIAN

State Street Bank and Trust Company

52

NOTES

53

The Marsico Investment Fund

The Funds' SAI contains additional information about the Funds.

Additional information about each Fund's investments is available in a Fund's annual and semi-annual shareholder report and in
Form N-CSR. In a Fund's annual shareholder report, you will find a discussion of certain factors that significantly affected the Fund's performance during its last fiscal year. In Form N-CSR, you will find each Fund's annual and semi-annual shareholder reports and financial statements.

The SAI, a Fund's annual and semi-annual shareholder reports and financial statements, and other materials are available, without charge, upon request. To place a request for this information, call or write us through the contact information provided below. This information is also available, free of charge, at marsicofunds.com.

Marsico Funds c/o UMB Fund Services, Inc.

P.O. Box 3210, Milwaukee, WI 53201-3210

marsicofunds.com • 888.860.8686

© 2025 MARSICO CAPITAL MANAGEMENT, LLC

The Trust's Investment Company Act File Number is 811-08397

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2025

Class/Ticker

MARSICO FOCUS FUND INVESTOR CLASS (MFOCX) INSTITUTIONAL CLASS (MIFOX)

MARSICO GROWTH FUND INVESTOR CLASS (MGRIX) INSTITUTIONAL CLASS (MIGWX)

MARSICO MIDCAP GROWTH FOCUS FUND INVESTOR CLASS (MXXIX)

INSTITUTIONAL CLASS (MIDFX)

MARSICO INTERNATIONAL OPPORTUNITIES FUND INVESTOR CLASS (MIOFX)

INSTITUTIONAL CLASS (MIIOX)

MARSICO GLOBAL FUND INVESTOR CLASS (MGLBX) INSTITUTIONAL CLASS (MIGOX)

This Statement of Additional Information (also referred to as the “SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated January 28, 2025, as amended from time to time (the “Prospectus”) for The Marsico Investment Fund (the “Trust”). A copy of the Prospectus is available at marsicofunds.com and may be obtained, without charge, by calling 888-860-8686 or writing to Marsico Funds c/o UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210. The Trust offers five investment portfolios: the Marsico Focus Fund, the Marsico Growth Fund, the Marsico Midcap Growth Focus Fund, the Marsico International Opportunities Fund, and the Marsico Global Fund (each may be separately referred to as a “Fund” and collectively, as the “Funds”). This SAI sets forth information applicable to Investor Class and Institutional Class shares of the Funds. The audited financial statements of the Funds appearing in the Funds’ filing on Form N-CSR for the fiscal year ended September 30, 2024 are incorporated herein by reference. The Funds’ Annual and Semi-Annual Financial Statements and Other Information, as well as the Funds’ Annual and Semi-Annual Shareholder Reports may be obtained without charge by calling 888-860-8686 or writing to Marsico Funds c/o UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210.

INVESTMENT GOALS AND POLICIES

The Marsico Focus Fund (“Focus Fund”) is a non-diversified mutual fund whose goal is to seek long-term growth of capital.

The Marsico Growth Fund (“Growth Fund”) is a diversified mutual fund whose goal is to seek long-term growth of capital.

The Marsico Midcap Growth Focus Fund (“Midcap Growth Focus Fund”) is a diversified mutual fund whose goal is to seek long-term growth of capital.

The Marsico International Opportunities Fund (“International Opportunities Fund”) is a diversified mutual fund whose goal is to seek long-term growth of capital.

The Marsico Global Fund (“Global Fund”) is a diversified mutual fund whose goal is to seek long-term growth of capital.

Percentage restrictions on portfolio investments listed in the Prospectus or this SAI apply at the time of investment unless otherwise indicated.

FUNDAMENTAL INVESTMENT RESTRICTIONS

As indicated in the Prospectus, the Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities of the Trust (or a particular Fund if a matter affects just that Fund) present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or of the particular Fund if the matter affects just that Fund) are present or represented by proxy at the meeting. As fundamental policies, each Fund may not:

(1) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities).

(2) Invest directly in real estate; however, the Funds may own debt or equity securities issued by companies engaged in the real estate business.

(3) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Funds from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

(4) Lend any security or make any other loan if, as a result, more than 25% of a Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

(5) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

(6) Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”).

(7) Borrow money, except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of a Fund’s total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The following are not considered “borrowings” for this purpose, and this policy shall not prohibit the Funds from engaging in them: reverse repurchase agreements; deposits of assets to margin or guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts. A Fund will not purchase securities while its borrowings exceed 5% of that Fund’s total assets.

In addition to the foregoing, as a fundamental policy, each of the Growth Fund, the Midcap Growth Focus Fund, the International Opportunities Fund, and the Global Fund are “diversified” investment companies. As a diversified company under the 1940 Act, each of these Funds may not own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, each Fund may not purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act), if immediately after and as a result of each such purchase, the total value of the Fund’s holdings in the securities of such issuer would exceed 5% of the value of the Fund’s total assets (calculated separately for each purchase based on the percentage of total assets it constituted at the time of purchase). Subsequent changes in the market value of a security or other property after the time a security was purchased do not affect a prior calculation. These calculations are completed at the time of each purchase of a security, and “total assets” for the purpose of these calculations are the gross assets of each Fund at the end of the fiscal quarter last preceding the date of computation.

As a fundamental policy, the Focus Fund is not a diversified investment company and is considered a “non-diversified” investment company. As a non-diversified company under the 1940 Act, the Focus Fund may hold fewer portfolio securities than a diversified portfolio because it is permitted to invest a greater percentage of its assets in the securities of a particular issuer, and can therefore invest in a smaller number of issuers overall compared to a diversified portfolio.

All of the Funds seek to maintain their status as regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Among other requirements to preserve their status as regulated investment companies under the Internal Revenue Code, as to fifty percent (50%) of the value of its total assets, each Fund may not purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act), if at the end of each fiscal quarter, the value of the holdings of the Fund in the securities of such issuer (based on the percentage of total assets those holdings constituted at the end of each fiscal quarter) would exceed 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer. Fluctuations in the market value of the Funds’ portfolios between fiscal quarters will not cause the Funds to lose their status as regulated investment companies under the Internal Revenue Code. In addition, each of the Funds may not invest more than 25% of its respective total assets in a single issuer (other than U.S. government securities). These requirements for “regulated investment companies” are the primary diversification requirements that apply to the Focus Fund as a non-diversified portfolio. The other Marsico Funds are also subject to the other more stringent diversified company requirements discussed above.

For purposes of the Funds’ restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as defined under the Global Industry Classification Standard or, alternatively, as published by Bloomberg L.P. To the extent that such classifications may be so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications published by the U.S. Securities and Exchange Commission (“SEC”).

ADDITIONAL INVESTMENT RESTRICTIONS

The Board of Trustees of The Marsico Investment Fund (the “Board”, the “Board of Trustees”, or “Trustees”) have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

(a) A Fund will not enter into any futures contracts if the full notional amount of the Fund’s commitments under outstanding futures contracts positions would exceed the market value of its total assets.

(b) A Fund will not sell securities short, unless it owns the security sold short, or has an existing right to obtain a security equivalent in kind and amount to the security sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts shall not be deemed to constitute selling securities short.

(c) A Fund will not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(d) A Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

(e) A Fund will not purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of that Fund’s net asset value would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in “illiquid investments” (as defined below) by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds’ investment adviser, Marsico Capital Management, LLC (“Marsico Capital” or the “Adviser”), acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule, and Section 4(a)(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation. In addition, a foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not subject to this limitation.

(f) A Fund may not invest in companies for the purpose of exercising control over the management of such companies.

Except as otherwise noted herein and in the Prospectus, a Fund’s investment goal and policies may be changed by a vote of the Trustees without a vote of shareholders.

TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

This section provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment goals and policies and by applicable law. The Funds are not limited by this discussion and may invest in any other types of instruments not listed or discussed below that are not precluded by applicable law or by the policies discussed elsewhere in the Prospectus or this SAI.

COMMON STOCK AND OTHER EQUITY SECURITIES

COMMON STOCK

Each Fund invests primarily in common stocks. Common stock represents a share of ownership in a company or other issuer, usually carries voting rights, and may be eligible to receive dividends. Unlike preferred stock, dividends on common stock are not fixed. Certain risks associated with common stock investing are described in the Prospectus.

Each Fund may also buy securities such as convertible debt, preferred stock, warrants, or other securities exchangeable for shares of common stock.

Each Fund may invest in initial public offerings (“IPOs”) of common stock or other equity or debt securities issued in syndicated primary, secondary, or follow-on offerings conducted by or on behalf of a corporate issuer (together “IPO Securities”). The purchase of IPO Securities often involves higher transaction costs than those associated with the purchase of securities currently traded on exchanges or markets. IPO Securities are subject to market risk and the risk that opportunities for resale may be relatively limited. The market value of recently issued IPO Securities may fluctuate considerably due to factors such as the absence of a prior public market, lack of support for the issuer or offering, unseasoned trading and speculation, a potentially small number of securities available for trading, more limited information about the issuer, and other factors. The Funds may hold IPO Securities for a period of time or may sell them soon after the purchase. Investments in IPO Securities could have a magnified impact – either positive or negative – on a Fund’s performance. In circumstances when investments in IPO Securities make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPO Securities will continue in the future. Whether a Fund participates in these types of investments is dependent on many factors including portfolio manager interest and the limited availability of IPO Securities, and there can be no assurance that any Fund will participate in them.

CONVERTIBLE SECURITIES

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and that carry the right to be converted into common stock or other equity interests at a specified price or conversion ratio after a certain pre-determined date. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Funds generally treat such securities as equity securities. By investing in convertible securities, the Funds may seek income, which may have the potential to be a higher fixed rate of return than is ordinarily available in common stocks, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying common stock or other market developments. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security; however, when underlying common stocks appreciate, convertible securities may appreciate to a lesser degree. Also, as a result of the conversion feature, convertible securities generally pay a lower interest rate than non-convertible bonds.

COMMON STOCK WARRANTS AND RIGHTS

Common stock warrants and rights are securities that may be attached to an issuer’s common stock, preferred stocks, bonds, or other securities currently held by a holder, or may be issued independently of other securities. Warrants and rights give the holder the right to buy the issuer’s underlying common stock or other securities at a pre-determined exercise price (“strike price”) for a specified period of time, typically years or indefinitely for warrants, and a shorter time for rights. Warrants and rights may be issued in connection with corporate actions without requiring payment, or may require payment of a purchase price.

At the time of issuance of a common stock warrant, its value is typically low because the current market value of the underlying common stock is well below the sum of the purchase price, if any, paid for the warrant plus the strike price. The purchaser or holder of the warrant generally expects that the market value of the underlying security will eventually exceed that sum, resulting in a profit if the warrant is exercised. Since the market price of a warrant may never exceed the exercise price on or before the expiration date of the warrant, the purchaser risks the loss of the entire purchase price, if any, for the warrant, and may seek to sell the warrant well before its expiration if it has any option value at that time. Prices of warrants do not necessarily move in tandem with the prices of the underlying common stock, and investments in warrants (or rights) could be considered speculative.

Rights are similar to common stock warrants, but generally have a shorter exercise period and are often used by issuers to raise cash quickly. Rights offerings typically offer an issuer’s shareholders an opportunity to avoid or minimize dilution of their ownership interests while new shares are issued to others, and provide a chance to buy new shares at a discount to the current trading price.

Depending on their specific terms, warrants and rights may or may not be transferable, and may be exchange-traded. Warrants and rights pay no dividends and generally confer no rights other than a purchase option. If a warrant or right is not exercised or sold by the date of expiration, the purchaser or holder will lose its entire investment in the warrant or right.

PARTNERSHIP SECURITIES

Each Fund may invest in the securities of issuers organized under state laws as master limited partnerships (or publicly traded partnerships) or limited liability companies (collectively referred to as “MLPs”). An MLP typically issues general partner and limited partner interests, or managing member and member interests (limited partner interests and member interests are referred to as “common units”). A Fund may purchase the common units of these types of issuers through open market transactions and underwritten offerings, and may also acquire common units through direct placements and privately negotiated transactions. The common units of MLPs may be publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Arca, Inc., the NYSE American, or NASDAQ. Most MLPs operate in the energy, natural resources, financial services, private equity, and real estate industries.

The general partner or managing member interests in the MLP are typically retained by the original sponsors of the entity, such as its founders, corporate partners, and entities that sell assets to the MLP. The general partners/managing members typically control the operations and management of the entity. The limited partners or holders of member interests provide capital to the MLP, are intended to have no role in managing or controlling the entity, and typically have limited voting rights. Holders of such common units are typically entitled to have first priority to receive minimum quarterly distributions (“MQD”), which include arrearage rights, from the MLP. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. General partners/managing members are also normally eligible to receive incentive distributions if they operate the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD.

At times MLPs may potentially offer relatively high yields compared to common stocks. Because MLPs are generally treated as partnerships, which are “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may be allocated taxable income and gains in amounts that are lower than the amount of distributions paid to the unit holders as a result of depreciation and other tax deductions available to the MLP. Any MLP distributions including any portion in excess of allocated taxable income and gains would lower (but not below zero) the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities. If a Fund distributes to its shareholders MLP distributions that exceed the amount of taxable income or gains allocated from such MLPs, the excess would generally be a treated for tax purposes as a return of capital to Fund shareholders. Although such a return of capital would not be taxed currently, there would be a corresponding reduction in the tax basis of Fund shares that would generally result in a higher taxable gain (or lower loss) on the subsequent sale of Fund shares.

Although the potential for high yields offered by these investments may be attractive, MLPs have some disadvantages and present some risks. MLP yields are not guaranteed. Expected yields may not be realized or may be subject to default, and the yield or price of an MLP’s common units may decline sharply if prospects for the underlying business decline. State law may offer fewer protections from enterprise liability to investors in a partnership or limited liability company compared to investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. The timing of the pass-through of income, gains, or dividends by some MLPs to the Funds could be inconvenient for the Funds in meeting their own requirements to distribute most income annually. An MLP might unexpectedly make a distribution to a Fund attributable to the Fund’s prior fiscal year in an amount not anticipated when the Fund previously distributed its income to shareholders for that fiscal year. These tax consequences may differ for different types of entities. Furthermore, a change in current tax law, or a change in the underlying business of a given MLP, could result in the MLPs being treated as a corporation for U.S. federal tax purposes, which would result in such MLPs being required to pay U.S. federal, state, or local income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by a Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.

Growth may be limited because most cash is paid out rather than retained to finance growth. Investments in the common units of MLPs involve many of the same market-related risks that are applicable to equity investments and may be classified as “illiquid investments” (as defined below) at times. In addition, rising interest rates, a poor economy, or other factors contributing to weak MLP cash flows could pose significant risks for investments in MLPs. Further, the value of an MLP security may decline for a number of reasons which may directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

The Funds may also invest in securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited or no liquidity.

SPECIAL PURPOSE ACQUISITION COMPANIES

Each Fund may invest in special purpose acquisition companies (“SPACs”), which are cash-laden acquirors used as alternative vehicles for taking private companies public. In a process that differs substantially from a conventional IPO, a SPAC raises cash, sells its shares to the public without initially disclosing its specific target, announces which private company it intends to acquire, then completes an acquisition or reverse merger that effectively takes the private company public. This process has advantages in speeding up the process of taking a company public, but may have disadvantages such as the avoidance of certain due diligence and other potential safeguards of the conventional IPO process. SPACs also may have limited prospects as “blank check” companies until they announce their targets.

FOREIGN SECURITIES

Foreign securities, including emerging and frontier market securities, are securities of issuers that are based in or otherwise economically tied to foreign countries. Although all of the Funds may invest without limitation in foreign securities, as noted in the Prospectus, the International Opportunities Fund invests primarily (generally, no less than 65% of its net assets) in foreign securities, and the Global Fund invests significantly (generally, at least 40% of its net assets) in foreign securities (unless market conditions are not deemed favorable by the Adviser, in which case the Global Fund generally will invest at least 30% of its net assets in foreign securities). Examples of foreign securities that may be held by the Funds include, without limitation, equity or debt securities or other instruments issued by foreign governments or quasi-governmental entities, and the equity or debt securities of companies principally traded on non-U.S. securities markets, including securities traded in a foreign country as European Depositary Receipts, Global Depositary Receipts, or otherwise. Foreign securities also may include the equity or debt securities of companies organized outside of the U.S. or with a principal office or place(s) of business outside the U.S.; securities of companies that derive or are currently expected to derive 50% or more of their total sales, revenues, profits, earnings, growth, or another measure of economic activity from business outside the U.S.; securities of companies that maintain or are currently expected to maintain 50% or more of their employees, assets, investments, operations, or other business activity outside the U.S.; or securities that otherwise expose the owner to the economic fortunes and risks of countries outside the U.S. In addition to or as an alternative to trading in non-U.S. markets, securities of some foreign companies may be listed or traded on U.S. securities exchanges or other U.S. markets as U.S.-listed foreign securities, American Depositary Receipts, or otherwise. Such U.S.-traded securities are considered “foreign securities” for Fund purposes.

Individual foreign economies may differ favorably or unfavorably at times from the U.S. economy in respects such as growth of gross national product, rate of inflation, capital formation and reinvestment, resource self-sufficiency, and balance of payments positions. Foreign securities and instruments involve certain inherent risks that may be different from or at times exceed those of domestic issuers, including unstable international, regional, or national political or economic conditions, monetary or fiscal considerations, currency fluctuations, sovereign solvency concerns, rising, falling, or negative interest rates, deflation or inflation, challenges in borrowing at reasonable interest rates, foreign governmental control of some issuers, restrictions on capital flows or on foreign investments in some countries, dependence on central bank accommodations or international aid, diplomatic developments such as sanctions, embargoes, trade tariffs, trade limitations or trade wars, which could affect U.S. investments in those countries or the securities of their issuers, changes in foreign currency and exchange rates, and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, foreign securities purchased by the Funds may be subject to greater price fluctuation than securities of U.S. companies.

Foreign governments may also control some issuers, seek to levy confiscatory taxes, nationalize or expropriate assets, and limit repatriations of assets. Typically, there is less publicly available information about a foreign company than about a U.S. company, and foreign companies may be subject to less stringent reserve, accounting, disclosure, auditing, and reporting requirements. It may be difficult for the Adviser to keep currently informed about legal actions and foreign corporate actions such as acquisitions or divestitures, rights offerings, dividends, foreign legal or compliance requirements or restrictions, or other matters which may affect the value of portfolio securities. Foreign issuers also may impose burdensome proxy voting requirements that may prevent or discourage a Fund from exercising any voting rights it may have as a shareholder.

Foreign stock markets may not be as large or liquid as those operating in the United States. Commissions on transactions on foreign stock exchanges often are a percentage of the security’s price rather than a fee per share, and may be higher on an overall basis than negotiated commissions paid for transactions in U.S. securities. There may be less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. Investors should recognize that foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

Arrangements with foreign custodian banks or other securities depositories (together “custodians”) are generally necessary to hold Fund assets in foreign countries. These foreign custody arrangements may pose potential risks. A foreign custodian may maintain internal controls that differ from those customarily applicable to U.S. custodians, may face less stringent regulatory scrutiny, and may be subject to less extensive legal or financial protections for asset holders. In addition, foreign tax requirements, restrictions on capital flows or external investments, and similar regulations in some foreign countries may discourage the Adviser from investing in that jurisdiction altogether.

Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of transactions not being effected as expected, delayed settlements of portfolio transactions, or loss of certificates for portfolio securities. Because a Fund’s investments in foreign securities will often be valued in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

With respect to securities denominated in foreign currencies, a Fund’s investment performance may be affected by the strength or weakness of those currencies relative to the U.S. dollar. For example, if the dollar rises in value relative to the British pound, then the dollar value of pound-denominated securities will fall. Similarly, if the pound rises in value against the U.S. dollar, the value of pound-denominated securities will rise. The Fund generally incurs costs in connection with conversions between various currencies made to facilitate trades in foreign securities. The Funds typically must buy and sell foreign currencies in order to settle trades in foreign securities that are not denominated in U.S. dollars. Foreign exchange dealers typically realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling currencies for the Funds. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate should the Fund desire to resell that currency to the dealer. Dealers typically do not disclose their spreads to the Funds. In addition, foreign currency dealers may charge an additional fixed fee or commission in connection with conversions of U.S. dollars or foreign currency.

The Funds’ foreign currency exchange transactions typically are conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward foreign currency exchange contracts or purchasing or writing put or call options on foreign currencies. The Adviser typically can supervise and monitor the execution of most of the Funds’ foreign currency transactions, which involve purchases and sales of currencies that are freely traded on global markets. The Funds’ custodian generally must execute the remaining minority of transactions, which typically involve restricted currencies that do not trade freely on global markets, or the repatriation of foreign currency dividends or interest payments that accumulate in the Funds’ accounts from their holdings of foreign securities. The Funds and the Adviser have a limited ability to negotiate or monitor the prices at which foreign currency transactions are executed by the Funds’ custodian, and foreign exchange rates paid by the Funds for those trades could be higher than the lowest available rates or those charged by other foreign exchange dealers.

EMERGING MARKET SECURITIES

Emerging market securities are securities of issuers economically tied to emerging markets. All of the Funds may invest in emerging market securities. Emerging markets are countries listed in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index as well as those the Adviser considers to have an emerging market or frontier market economy, based on factors such as the development of the country’s financial and capital markets, its political and economic stability, level of industrialization, trade initiatives, per capita income, gross national product, credit rating, or other factors that the Adviser believes to be relevant.

Issuers considered to be “economically tied” to emerging markets include, without limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business in one or more emerging markets; (2) an issuer of securities that are principally traded on exchanges or markets in one or more emerging markets; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, one or more emerging markets, or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity in one or more emerging markets; (4) a governmental or quasi-governmental entity of an emerging market; or (5) any other issuer that the Adviser believes may expose a Fund’s assets to the economic fortunes and risks of emerging markets. The Adviser may consider any one of these five factors when making a determination that an issuer is “economically tied” to emerging markets. The Adviser may consider an issuer to be economically tied to emerging markets even though it may be based in a developed market such as the United States.

Investing in the securities of issuers economically tied to emerging markets may present greater risks than investing in securities of foreign issuers based in developed markets, as noted above in the discussion of foreign securities. Many emerging markets are relatively small, have low trading volumes, impose burdensome investment or trading requirements, suffer periods of relative illiquidity, are characterized by significant price volatility, and may be more subject to boom-and-bust cycles or sensitivity to currency fluctuations including in the value of the U.S. dollar. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting, and recordkeeping; and therefore, material information related to an investment may not be available or reliable. Foreign issuers with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may significantly decrease the liquidity and value of the securities. In addition, the Funds are limited in their ability to exercise their legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, particularly in emerging market countries. The currencies of emerging market countries often trade at wider spreads than the currencies of developed countries, thus increasing the costs of engaging in certain currency transactions that may be desirable or necessary in connection with investments in emerging market securities, as mentioned above in the discussion of foreign securities. A number of the currencies of developing countries have at times experienced significant declines against the U.S. dollar, and sovereign solvency concerns or devaluation may materialize subsequent to investments in securities associated with these currencies by a Fund. Inflation has at times had and may in the future have negative effects on the economies and securities markets of certain emerging market countries. There is the risk that a future economic or political crisis could lead to price controls, sanctions, tariffs, embargoes, trade wars, forced mergers of companies, temporary restrictions on Fund assets, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on a Fund’s investments. A number of emerging markets restrict direct foreign investment in common stocks or other securities and impose other costly or burdensome obstacles in the paths of foreign investors. Repatriation of investment income, capital, and the proceeds of sales by outside investors such as the Funds may be more difficult, and may require governmental registration and/or approval in some emerging market countries.

HYBRID EQUITY-RELATED SECURITIES AND INVESTMENTS

Certain types of income or debt securities described below, such as preferred stock and index-linked or structured securities or instruments, also may have some attributes of equity securities.

FIXED OR VARIABLE INCOME SECURITIES AND OTHER DEBT SECURITIES

Each Fund may invest up to 10% of its net assets in various types of fixed income or variable income securities. Fixed income securities are income-producing securities that pay a specified rate of return. Such securities generally include, without limitation, short- and long-term government, government agency, corporate or municipal debt obligations that pay a specified rate of interest or coupons for a specified period of time, preferred stocks that pay fixed dividends, high-yield securities, and other securities that pay fixed yields or a specified rate of return and are generally not convertible into equity securities (preferred stock is further described below). Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Funds generally treat such securities as equity securities.

Variable income securities are income securities that may provide for rates of interest that can vary or float, or for coupon payment features which would provide a variable or floating rate of return.

Investments in certain categories of fixed income or variable income securities are described below.

CORPORATE DEBT SECURITIES

Corporate debt securities include corporate bonds, debentures, notes, and other similar corporate debt instruments, including convertible securities.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There is also a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the debt instrument. Bonds rated C or lower or an equivalent rating by a rating agency (which may include certain so-called “junk bonds” discussed further under “High-Yield/High Risk Securities” below) are considered by the rating agency to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, which may decline further during sustained periods of deteriorating economic conditions or rising interest rates. These securities may also be considered to have poor prospects of attaining investment-grade status, to have a current identifiable vulnerability to default, to be less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

U.S. GOVERNMENT SECURITIES

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have initial maturities of at least ten years. While U.S. government securities have not historically faced a significant risk of default, a ratings downgrade, temporary default, or other adverse development affecting such securities cannot be ruled out. As the aggregate debt represented by such securities (and other government debt) continues to increase, the sources of funds to repay principal and pay interest on such debt become less clear, and political consensus on realistic solutions appears elusive, the credit rating of the U.S. government could potentially be downgraded at some time in the future.

U.S. government securities also may be deemed to include certain obligations that are issued by federal agencies and government-sponsored enterprises (“GSEs”). These entities generally are private corporations chartered or created by an Act of Congress to assist in lowering the costs of certain types of borrowings such as mortgages or student loans. Unlike Treasury securities, however, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Regarding securities issued by certain of these entities (such as debt securities or mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (i.e., “Freddie Mac”), the Federal National Mortgage Association (i.e., “Fannie Mae”), Federal Home Loan Banks, and other government-sponsored enterprises), you should be aware that although the issuer may be chartered or sponsored by an Act of Congress, the issuer is not funded by Congressional appropriations, and its debt and equity securities are neither guaranteed nor insured by the U.S. government. Without a more explicit commitment, there can be no assurance that the U.S. government will provide financial support to such issuers or their securities.

Mortgage-backed securities and other securities issued by participants in housing finance and real estate-related markets have experienced significant weakness at times, and the risks associated with such investments typically become elevated during periods of distressed economic, market, health, and labor conditions.

In September 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase up to 1,000,000 shares of senior preferred stock with an aggregate initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a GSE in any quarter in which the GSE has a net worth deficit as defined in the respective SPA. Under the current arrangement, the GSEs have a maximum amount of funding available to them which will be reduced by any future draws. There is a risk that if a GSE experiences a loss in any fiscal quarter that results in the GSE having a negative net worth that is greater than the amount available under the U.S. Treasury’s funding commitment, the FHFA could place the GSE in receivership. In addition, each GSE may only retain a certain amount of its profits at the end of each fiscal quarter and the U.S. Treasury’s liquidation preference will increase in an amount equal to any increase in a GSE’s net worth up to a certain amount. The SPAs contain various covenants that severely limit each enterprise’s operations.

Fannie Mae and Freddie Mac are continuing to operate while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA has indicated plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause a fund’s investments to lose value.

The risk of default may be heightened when there is uncertainty relating to negotiations in the U.S. Congress over increasing the statutory debt ceiling. If the U.S. Congress is unable to negotiate an increase to the statutory debt ceiling, the U.S. government may default on certain U.S. government securities including those, if any, held by a Fund, which could have an adverse impact on a Fund. In the past, the long-term credit rating of the U.S. government has been downgraded by a major rating agency as a result of concerns about the U.S. government’s budget deficit and rising debt burden. Similar downgrades in the future could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Increased government spending could increase the U.S. government’s debt burden, which could heighten these associated risks. Although remote, it is at least theoretically possible that under certain scenarios the U.S. government could default on its debt, including U.S. Treasury securities.

PREFERRED STOCK

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and in liquidation. Although preferred stocks may have some attributes of equity securities and may react to company or market events in a manner similar to the reaction of common stocks, the Funds generally treat such securities as income securities or debt securities. Preferred stock dividends are generally fixed in advance, but a company may not be required to pay a dividend if, for example, it lacks the financial ability to do so. Dividends on preferred stock may be cumulative meaning that in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. The Funds may also invest in non-cumulative preferred stocks that do not accrue unpaid dividends. Preferred stock also may be subject to optional or mandatory redemption provisions, and is more likely to be redeemed in falling interest rate environments, and an issuer may repurchase these securities at prices that are below the price at which they were purchased by the Funds. Preferred stock generally does not carry voting rights.

TRUST-PREFERRED SECURITIES

The Funds may also invest in trust-preferred securities. These securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the Funds as debt securities.

Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet.

The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.

The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stock. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of holders of other debt issued by the institution.

The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are generally treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of calculating the institution’s capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

The risks associated with trust-preferred securities typically include the financial condition of the financial institution, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Funds.

INDEXED/STRUCTURED SECURITIES AND STRUCTURED PRODUCTS

Index-linked, equity-linked, credit-linked, and commodity-linked securities can be either debt or equity securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Indexed/structured securities are typically short- to intermediate-term debt or equity securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The purchaser bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Principal and/or interest payments may depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline, and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

One common type of linked security is a “structured” product. Structured products, including structured notes or synthetic securities, generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Certain synthetic securities such as equity micro-strategies may be linked to the performance of a basket of equity securities, equity indices, or other equity or debt exposures.

Other structured products, such as exchange-traded funds, may have substantial attributes of equity securities. Exchange-traded funds generally are intended to track an underlying portfolio of securities, trade like a share of common stock, and may pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise a particular index. As a holder of interests in an exchange-traded fund, a Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees and operating expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, resulting in the Fund and its shareholders in effect absorbing multiple levels of certain fees with respect to investments in such exchange-traded funds.

STRIP BONDS

Strip bonds are debt securities that are stripped of their interest component (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

ZERO COUPON, PAY-IN-KIND, AND STEP COUPON SECURITIES

Each Fund may invest up to 5% of its net assets in the aggregate in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are issued and traded at a discount from their principal amount. They do not entitle the holder to any periodic payment of interest prior to maturity. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, the perceived credit quality of the issuer, and other factors.

Current U.S. federal income tax law requires holders of zero coupon securities, pay-in-kind, step coupon securities and other securities with original issue discount to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to be subject to tax as a “regulated investment company” under the Internal Revenue Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on such securities. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount payments, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which mutual fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Because zero coupon, pay-in-kind, and step coupon securities do not pay current income in cash, their market values are subject to greater volatility in response to interest rate changes than bonds that do pay cash interest.

PASS-THROUGH SECURITIES

Each Fund may invest up to 5% of its net assets in various types of pass-through securities, such as mortgage-backed securities and asset-backed securities.

A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. The Government National Mortgage Association (i.e., “Ginnie Mae” or “GNMA”) certificates (“GNMA Certificates”) are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than in a lump sum at maturity. A Fund will generally purchase “modified pass-through” GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether the mortgagor actually makes the payment. GNMA Certificates are often backed as to the payment of principal and interest by the full faith and credit of the U.S. government. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages; however, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. These types of securities are guaranteed by Freddie Mac as to timely payment of principal and interest but they are not guaranteed by the full faith and credit of the U.S. government.

Fannie Mae issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble GNMA Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but is not guaranteed by the full faith and credit of the U.S. government.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for a specified period of time, such as 20 or 30 years, the borrowers can, and typically do, refinance and/or pay them off prior to their maturities. This risk to investors is called prepayment risk. Thus, the security holders frequently receive prepayments of principal in addition to interest as part of regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a pool. A borrower is more likely to prepay or refinance a mortgage that bears a relatively high rate of interest compared to rates currently available. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash more quickly and that a Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment. Additionally, in a rising interest rate environment, borrowers are more likely to defer prepayments. This extends the duration of the mortgage-backed security, making it more sensitive to changes in interest rates. As a result, a Fund that invests in mortgage-backed securities may exhibit additional volatility. This is known as extension risk.

Asset-backed securities represent interests in pools of automobile loans, education loans, home equity, credit card, and similar consumer-type loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon repayment of the underlying loans by the consumers.

Mortgage-backed and other securities issued by participants in housing finance and real estate-related markets have experienced weakness at times, including as a result of the 2007-2009 financial crisis and the COVID-19 pandemic. The value of some asset-backed securities, including mortgage-backed securities, can decline sharply when changing circumstances such as falling home prices, increasing defaults, a weakening economy, spikes in unemployment, an increase in personal or corporate bankruptcies, or other factors adversely affect borrowers’ ability to repay loans that back such securities. In these circumstances, a Fund may be unable to recoup all of its initial investment, or may receive a lower-than-expected yield from this investment, and may reinvest in lower-yielding securities. The risks associated with mortgage-backed securities typically become elevated during periods of distressed economic, market, health, and labor conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect a Fund’s investments in mortgage-backed securities.

As discussed above in the section addressing U.S. government securities, securities issued by U.S. government agencies, or GSEs may or may not be guaranteed by the U.S. government. GNMA, a wholly-owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Other GSEs whose guarantees and securities are not backed by the full faith and credit of the U.S. government may include, for example, Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its PCs are not backed by the full faith and credit of the U.S. government.

HIGH-YIELD/HIGH-RISK SECURITIES

Each Fund may invest up to 5% of its net assets in debt securities that are rated below investment-grade under rating designations that may change from time to time. (For split-rated securities, the Funds will generally consider the lowest rating received at the time of purchase in computing the 5% test). Corporate debt securities of this type are also often referred to as “high-yield” securities or as “junk bonds.” These securities are potentially subject to higher risks of default and greater volatility than other debt securities, including risks that the issuer may not be able to meet its obligation to repay principal or pay interest. Yields on high-yield securities are not guaranteed. Expected yields may not be realized or may be subject to default, and the yield or price of a high-yield security may decline sharply if prospects for the underlying business decline. High-yield securities involve a higher degree of credit risk than investment-grade securities. Credit risk is the risk that the issuer will not be able to make principal or interest payments when due. In the event of an unanticipated default, a Fund could expect a decline in the market value of the securities so affected, as well as a reduction in income generated by the securities. In addition, the secondary market on which these types of securities trade may be more volatile or less liquid than the market for investment-grade securities. The Funds will not purchase debt securities that are rated lower than C or an equivalent rating by rating agencies (or, if unrated, deemed of equivalent quality) at the time of purchase, but will not be required to dispose of a security if its rating is subsequently downgraded.

FINANCIAL AND MARKET RISKS OF HIGH-YIELD SECURITIES. Investments in high-yield securities involve a higher degree of financial and market risks that could result in substantial losses. High-yield securities may be more vulnerable than other corporate debt securities to real or perceived economic changes, political changes, or adverse developments specific to the issuer. Issuers of such securities may have substantial capital needs and may be more likely to become involved in bankruptcy or reorganization proceedings. Among the potential problems involved in investments in such issuers is the fact that it may be more difficult to obtain current reliable information about the financial condition of such issuers. The market prices of such securities may be subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

DISPOSITION OF HIGH-YIELD SECURITIES. Although the Funds usually purchase securities for which the Adviser expects an active market to be maintained, high-yield securities may be less actively traded than other securities and it may be more difficult to dispose of substantial holdings of such securities at prevailing market prices. As a result, transactions in high-yield securities may involve greater costs than transactions in more actively traded securities. This could adversely affect the price at which a Fund could sell a high-yield security and could adversely affect the daily net asset value of Fund shares. As discussed above, investments in high-yield securities may be associated with a lack of current reliable information, irregular and/or volatile trading activity, and wide spreads between the bid and asked prices; these factors, among others, may make high-yield securities more difficult to sell at an advantageous time or price than other types of securities. These factors may result in a Fund’s being unable to realize full value for high-yield securities and/or may result in a Fund not receiving the proceeds from a sale of a high-yield security for an extended period after such sale, each of which could result in losses to the Fund. Moreover, when secondary markets for high-yield securities are less liquid than the market for other types of securities, it may be more difficult to value high-yield securities. Overall holdings of such securities would, in any event, be limited as described above.

CREDIT RISKS OF HIGH-YIELD SECURITIES. The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher quality securities. The value of these lower-quality securities may be more or less sensitive to interest rate movements or other market developments than that of higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing more highly rated debt securities. Investments in such companies are considered to be more speculative than higher quality investments.

Each Fund may invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as active a trading market or may be more difficult to value. Unrated debt securities will be included in the stated limit for investments in high-yield securities by each Fund unless the Adviser deems such securities to be the equivalent of investment-grade securities.

OTHER INCOME-PRODUCING SECURITIES

Other types of income-producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Variable rate obligations are debt securities that provide for periodic adjustments in their interest rate. Floating rate obligations are debt securities with a floating rate of interest that is tied to another benchmark such as a money market index or Treasury bill rate.

STANDBY COMMITMENTS. These instruments, which are similar to a put option, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by that Fund at a specified price.

INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Funds will not invest more than 5% of their respective net assets in inverse floaters.

TENDER OPTION BONDS. Tender option bonds are securities issued by a special purpose trust formed for the purpose of holding bonds contributed by one or more funds (“TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: (i) short-term floating rate securities (“TOB Floaters”) and (ii) residual inverse floating rate securities (“TOB Inverse Floaters”). TOB Floaters are typically sold to third party investors, while the TOB Inverse Floaters are issued to the funds that transferred bonds into the TOB Trust. TOB Floaters typically have first priority in cash flow from the bonds held by the TOB Trust. TOB Floaters are coupled with the agreement of a third party (such as a broker, dealer, or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals. The Funds will not invest more than 5% of their respective net assets in TOB Floaters or TOB Inverse Floaters.

The Funds will purchase standby commitments, TOB Floaters, TOB Inverse Floaters, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

REAL ESTATE INVESTMENT TRUSTS (“REITs”) AND OTHER INVESTMENTS RELATING TO REAL ESTATE

Each Fund may invest in REITs and other securities or investments backed by real estate-related interests. REITs refer to pooled investment vehicles that are managed to invest primarily in income-producing real estate or real estate-related loans or interests which have made a valid REIT election with the IRS. REITs generally invest in the ownership or financing of real estate projects such as land or buildings, or real estate-related securities such as mortgage-backed securities, or the funding of real estate ventures. REITs are also subject to unique federal tax requirements. Although generally organized as corporations or business trusts, REITs are not taxed as a corporation if they meet certain requirements of Subchapter M of the Internal Revenue Code. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT. To qualify as a REIT for tax purposes, a REIT is required, among other things, to pay (and typically pays) dividends of substantially all of the REIT’s net income in each taxable year. Although securities issued by REITs may have some attributes of income securities or debt securities, the Funds generally treat such securities as equity securities. To the extent that a Fund invests in REITs, the Fund will indirectly bear its proportionate share of any additional fees or expenses (such as operating expenses and advisory fees) paid by the REITs to their manager.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.

The risks of investing in REITs and other securities or investments backed by real estate-related interests include potential weakness and/or volatility affecting mortgage-backed securities, derivatives, and other investments backed by real estate-related obligations issued by participants in housing finance, commercial real estate, and other real estate-related markets; widespread defaults in such investments, particularly during periods of disruptions to business operations; and/or major disruptions of and illiquidity in markets for such investments. In addition, when interest rates rise, real estate-related investments may react negatively, particularly investments that are highly exposed to floating rate debt. REITs may also be affected by any changes in the value of the underlying property owned by these trusts or by the quality of any credit extended to borrowers. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code or to maintain an exemption from registration as an investment company under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in trust documents, and such REITs run the risk of liquidating at an economically inopportune time.

Although the Funds will not invest directly in real estate, they may invest in other real estate equity securities or related investments in addition to REITs. As a result, an investment in the Funds may be subject to certain risks associated with the indirect ownership of real estate and with the real estate industry in general. These risks include, among others:

●	the factors discussed above concerning REITs;
●	rising interest rates resulting in increasing real estate ownership costs;
●	widespread speculative investment in real estate;
●	potential stagnation or declines in residential and commercial real estate values resulting from factors such as high prices, rising interest rates, and declining affordability;
●	adverse general or local economic conditions;
●	exposure to subprime mortgage defaults or defaults in other mortgage products;
●	lack of availability of or tightening of requirements for obtaining mortgage financing;
●	failures of mortgage lenders and mortgage insurers;
●	overbuilding;
●	increased vacancies in commercial malls and other properties;
●	extended vacancies of properties;
●	increases in competition, property taxes, and operating expenses;
●	changes in zoning or applicable tax law;
●	costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;
●	casualty or condemnation losses;
●	uninsured damages from floods, earthquakes, or other natural disasters;
●	borrower defaults on adjustable-rate mortgages and other mortgages;
●	changes in prepayment rates;
●	foreclosures or deficiencies that could result in foreclosures; and
●	limitations on and variations in rents.

ILLIQUID INVESTMENTS

In accordance with Rule 22e-4 under the 1940 Act, the Funds have implemented a written liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage the Funds’ liquidity risk. “Liquidity risk” is defined in Rule 22e-4 to mean the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund.

Under the LRMP, each Fund may invest up to 15% of its net assets in “illiquid investments,” which are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There may be a limited trading market for illiquid investments, and a low trading volume of a particular security may result in abrupt, erratic, or unfavorable price movements. A Fund may be unable to dispose of its holdings in illiquid investments at full value in a short period of time and may have to dispose of such investments over extended periods of time or at sharply discounted prices. The Funds or Adviser may take any reasonable steps to keep the Funds in compliance with this policy, including appropriate monitoring and/or sales of securities if the level of illiquid investments approaches 15%.

The LRMP requires that each Fund portfolio investment be classified at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid, and illiquid), which are defined pursuant to Rule 22e-4. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading, and investment-specific considerations. Moreover, in making such classification determinations, a Fund must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment. The LRMP provides that the Funds may be assisted in classification determinations by one or more third party service providers. Additionally, the LRMP requires that the Adviser (in its role as designated LRMP program administrator) (“Program Administrator”), or other designated person or group, review classification information provided by such third-party service providers in light of market, trading and investment-specific considerations deemed relevant by the Program Administrator or other designated person or group. These considerations may include, in the discretion of the Program Administrator or other designated person or group, with respect to each portfolio investment, factors such as, without limitation: (a) the existence of an active market; (b) whether it is exchange-traded; (c) the frequency of trades or quotes; (d) various average daily trading volume formulas; (e) volatility of trading prices; (f) bid-ask spreads; (g) standardization and simplicity of structure; (h) maturity and date of issue (for fixed income securities); and (i) restrictions on trading and limitations on transfer.

Pursuant to Rule 22e-4, a Fund that primarily holds highly liquid investments is exempt from the Rule’s requirement to determine a highly liquid investment minimum and the corresponding monitoring and procedural requirements. Based on the most recent monthly classification of the liquidity of the Funds’ portfolio investments conducted prior to the date of this SAI, each Fund holds at least 50 percent of its net assets in highly liquid investments, as defined by Rule 22e-4, and qualifies as a “primarily highly liquid fund” under the LRMP. Accordingly, as of the most recent monthly liquidity classification conducted prior to the date of this SAI, each Fund is exempt from determining a highly liquid investment minimum under Rule 22e-4 and all related requirements. The Funds are expected to continue to qualify as primarily highly liquid funds, although such classification could change depending on investments held by the Funds and on market conditions.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES

Each Fund may invest in (i) securities that are sold in private placement transactions between issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) Rule 144A Securities. Such securities are typically subject to contractual or legal restrictions on subsequent transfer. As a result of trading restrictions, the absence of a public trading market, and potentially limited pricing information, such restricted securities may be relatively less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to market illiquidity or other factors, be less than those originally paid by a Fund or less than their fair value, and in some instances it may be difficult to locate any purchaser. In addition, issuers whose securities are not publicly traded may not be subject to the same disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately-placed securities or Rule 144A Securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Such registration may not be feasible, or may not be pursued for other reasons. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of a Fund’s portfolio if the securities are classified as “illiquid investments.”

FUTURES, OPTIONS, SWAPS AND OTHER DERIVATIVE INSTRUMENTS

Pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act filed with the National Futures Association on behalf of the Funds, Marsico Capital is not subject to registration or regulation as such under the Commodity Exchange Act with regard to the operation of the Funds. Pursuant to such claims for exclusion, the Funds may enter into commodity interest positions regulated by the Commodity Futures Trading Commission (the “CFTC”) (including futures, commodity options, options on futures, and swaps) for “bona fide hedging” purposes, as defined under CFTC regulations. The Funds may also enter into CFTC-regulated commodity interest positions (including futures, commodity options, options on futures, and swaps) for non-bona fide hedging purposes, provided that either: (i) the aggregate initial margin and premiums required to establish such commodity interest positions, determined at the time the most recent position was established, does not exceed 5% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into and provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in the CFTC regulations) may be excluded in computing such 5%; or (ii) the aggregate net notional value of such positions, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. Provided that the Adviser complies with these limitations, it is not deemed to be a commodity pool operator with respect to its service as investment adviser to the Funds. The Adviser intends to operate the Funds so that the Funds continue to be able to rely on the commodity pool operator exclusion. If a Fund becomes subject to CFTC regulation, the Fund may incur additional expenses and may be subject to additional requirements.

Generally, with respect to futures contracts other than futures on individual stocks or narrow-based stock indices, the buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the futures commission merchant (“FCM”) when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded and subject to potential increases by the FCM, and may be maintained in cash or certain other liquid assets. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Funds’ investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Funds will comply with Rule 17f-6 under the 1940 Act in maintaining margin payments with any FCMs with which the Funds do business, including by seeking contractual assurances that the FCM segregates customer margin payments from the FCM’s own assets.

A Fund’s primary purpose in entering into futures contracts may be to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance.

Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts to try to offset a potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing the proceeds from those sales in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund’s interest rate futures contract would be expected to increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise.

A Fund may use futures contracts for general non-hedging purposes, such as to gain exposure to market or interest rate movements without immediately taking an offsetting position in related securities. If, for example, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool, which may in some cases also reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.

Futures contracts entail risks. Although the use of such contracts could benefit the Funds in some cases, a Fund’s overall performance could be adversely affected by entering into such contracts if the portfolio manager’s investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a Fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly the Fund’s current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not achieve the desired correlation with the performance of a Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund’s other investments.

Futures positions may at times lack liquidity. There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the set limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency, which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at the expiration of the option is below the exercise price, the option will most likely not be exercised, and a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency, which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at expiration of the option is higher than the exercise price, the option will most likely not be exercised, and a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates. The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the correlation risks discussed above.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically negotiated to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Funds’ principal uses of forward foreign currency exchange contracts (“Forward Currency Contracts”). A Fund may enter into Forward Currency Contracts with stated contract values of up to the value of that Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through Forward Currency Contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into Forward Currency Contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).

These types of hedging minimize the effect of currency appreciation or depreciation, but do not eliminate fluctuations in the underlying U.S. dollar-equivalent value of the proceeds of or rates of return on a Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar-equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund’s currency exposure from one foreign currency to another removes that Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if its portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency.

The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, most likely will expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Funds’ custodian.

The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

OPTIONS ON SECURITIES. The Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. Such options may include options on single securities or options on multiple securities such as options on a securities index or on multiple indices.

A put option written by a Fund is “covered” if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund’s custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the current market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

A call option written by a Fund is “covered” if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

The writer of an option may have no control over when the underlying securities must be sold (in the case of a call option) or bought (in the case of a put option) since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then-current market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally are a reflection of increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option on that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written.

Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will most likely expire unexercised and a Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position prior to receiving an exercise notice or may be required to take delivery of the security at the exercise price if the holder exercises the option. If the holder exercises the option, a Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option plus any transaction costs.

A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless.

SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors, or other types of swaps on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will enter into most interest rate swaps through a clearinghouse. While many interest rate swaps are subject to exchange trading and clearing, a Fund will not enter into any over-the-counter interest rate swap or cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. Marsico Capital will monitor the creditworthiness of all such counterparties, if any, on an ongoing basis, although this is not a guarantee that a default could not occur. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially over time with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are generally entered into over-the-counter and, accordingly, they may be relatively less liquid than cleared swaps.

Under the CFTC’s and SEC’s joint final rules and interpretations that further define the terms “swap” and “security-based swap” and govern “mixed swaps” (the “Swap Definitions”) the term “swap” includes many, but not all, over-the-counter (“OTC”) contracts. These Swap Definitions and numerous other rules promulgated by the CFTC, SEC, and other applicable regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) encompass and impact a number of transactions that were historically not subject to CFTC or SEC regulation. The total impact of the effectiveness of the Swap Definitions along with the implementation of the various other rules is impossible to predict, but could be substantial and adverse.

There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund, subject to the margin or net notional value requirements described above. These transactions may in some instances involve the delivery of securities or other assets to or by a Fund to collateralize obligations under the swap. The risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the clearinghouse on which an interest rate swap is traded or the Fund’s counterparty were to default, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the margin or net notional value requirements described above.

Subject to the limitations discussed above, a Fund could enter into swaps including credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default occurred. If no default occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. Certain types of credit default swaps, such as credit default index swaps, are subject to exchange trading and clearing.

A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). For over-the-counter credit default swaps, it would also involve credit risk that the seller may fail to satisfy its payment obligation to a Fund in the event of a default.

Currently, certain standardized interest rate swaps and credit default index swaps are subject to central clearing and exchange trading. The Dodd-Frank Act and related regulatory developments will ultimately require the clearing and exchange trading of many OTC derivative contracts. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts and increase market liquidity, exchange trading and clearing would not make the contracts risk-free. The Funds will comply with certain SEC no-action relief for registered investment companies under Rule 17f-6 under the 1940 Act in maintaining margin payments with any permitted exchange, derivatives clearing organization, or FCMs through which the Funds hold swaps subject to clearing requirements. In addition, the Dodd-Frank Act required certain federal regulators to promulgate rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps.

RULE 18F-4 UNDER THE 1940 ACT. Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under the Derivatives Rule, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Currently, each Fund qualifies for the “Limited Derivatives User Exception” (as defined below). Unless a Fund is relying on the exception for Limited Derivatives User Exception, the Derivatives Rule requires the Fund to (i) comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”) with respect to its Derivatives Transactions and (ii) adopt and implement a written derivatives risk management program administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of the Independent Trustees (as defined below), and periodically reviews the derivatives risk management program and reports to the Board. The Derivatives Rule provides an exception from the VaR limit and the derivatives risk management program requirement and certain other requirements if a Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with the Derivatives Rule) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives Exception”).

Under the Derivatives Rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s 300% asset coverage ratio or treat all such transactions as Derivatives Transactions.

The requirements of the Derivatives Rule may limit the ability of a Fund to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. Marsico Capital intends to monitor the effects of the Derivatives Rule on the Funds and seek to manage the Funds in a manner consistent with achieving the Funds’ investment objectives, but there can be no assurance that it will be successful in doing so.

ADDITIONAL RISKS OF OPTIONS ON FORWARD CONTRACTS, FOREIGN CURRENCIES AND FOREIGN INSTRUMENTS. Many options on forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts and increase market liquidity, exchange trading and clearing would not make the contracts risk-free. Certain other options on foreign currencies and forward contracts are not and will not be traded on contract markets regulated by the CFTC or by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain exchanges, such as the NASDAQ PHLX, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants are not available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on securities exchanges are within the jurisdiction of the SEC, as are other securities traded on exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, foreign currency option positions entered into on a securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options, to the extent traded on a securities exchange, must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ADDITIONAL DERIVATIVE INSTRUMENT RISKS

Additional risks inherent in the use of derivative instruments include:

●	leverage risk, or the risk that derivatives transactions can magnify a Fund’s gains or losses, including that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and
●	market risk, or the risk from potential adverse market movements (including interest rates, securities prices, and currency markets) in relation to a Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns and a Fund’s obligations and exposures;
●	counterparty risk, or the risk that a counterparty on a derivatives transaction, particularly in the case of privately negotiated instruments, may not be willing or able to perform its obligations under the derivatives contract, and the related risks of having concentrated exposure to such a counterparty, which could leave a Fund worse off than if it had not entered into the position;
●	illiquidity risk, or the risk of the absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired or at a price desired by the counterparty in connection with payments of margin, collateral or settlement payments;
●	operational risk, or the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error;
●	legal risk, or the risk of insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract;
●	correlation risk, or imperfect correlation between the price of derivative instruments and movement in the prices of the securities, interest rates or currencies being hedged;
●	hedging risk, or the risk that hedging can reduce or eliminate gains and that a Fund will be unable to close out certain hedged positions to avoid adverse tax consequences; and

●	the fact that the skills needed to use these strategies are different from those needed to select portfolio securities.

Although, if and to the extent utilized, the Adviser believes the use of derivative instruments will benefit the Funds, the Funds’ performance could be worse than if the Funds had not used such instruments if the portfolio manager’s judgment proves incorrect.

HYBRID INSTRUMENTS

Each Fund may invest in certain hybrid instruments (“Hybrid Instruments”). Hybrid Instruments include certain types of potentially high-risk derivatives that combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which all or a portion of the interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively “Underlying Assets”), or another objective index, economic factor, or other measures, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. Various Benchmarks and prices for Underlying Assets have at times been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and may carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction, to the same extent, or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if leverage is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments are often customized to meet the needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than the number of potential investors in more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which a Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures, options on futures and swaps, the SEC, which regulates the offer and sale of securities by and to U.S. persons, any other governmental regulatory authority, or any self-regulatory organization.

The various risks discussed above, particularly the market risk of such instruments, may cause significant fluctuations in the net asset value of a Fund if it invests in Hybrid Instruments.

Certain structured products, such as exchange-traded funds, could be considered Hybrid Instruments in certain cases, and may also be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits described above under “Structured Products” and below under “Investments in the Shares of Other Investment Companies.”

SHORT SALES

Each Fund may engage in “short sales against the box.” This technique involves selling for future delivery either a security that a Fund owns, or a security equivalent in kind or amount to another security that the Fund has an existing right to obtain without the payment of additional consideration. A Fund will generally enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the delivery date, a Fund loses the opportunity to participate in the gain and may lose money.

DEPOSITARY RECEIPTS

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by a U.S. bank or trust company evidencing ownership of an interest in underlying securities issued by a foreign issuer. A sponsored ADR is issued by a depositary that generally has an established relationship with the foreign issuer of the underlying security. An unsponsored ADR may be issued by one or more U.S. depositaries and is generally created without the participation or consent of the foreign issuer. ADRs, in registered form, are designed for trading on U.S. securities exchanges or other markets. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs associated with maintaining a sponsored ADR facility. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. A depositary of an unsponsored ADR, on the other hand, may not receive information from the foreign issuer, and is under no obligation to distribute shareholder communications, or other information received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing foreign-traded depositary interests in securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing arrangements similar to ADRs. EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts for foreign-based corporations traded in capital markets around the world.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

In a repurchase agreement, the buyer (such as a Fund) purchases securities for cash from a seller (such as a bank or broker-dealer) and simultaneously commits to resell those securities to the seller at an agreed-upon repurchase price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The buyer effectively acts as lender to the seller acting as borrower. The repurchase price reflects the purchase price plus an agreed-upon incremental amount that is typically unrelated to the coupon rate or maturity of the purchased securities. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying securities or “collateral.”

A Fund may engage in a repurchase agreement with respect to any securities in which it is authorized to invest. The primary risk associated with repurchase agreements is the possible failure of the seller to repurchase the securities as agreed. This risk is substantially reduced by the Fund’s holding of the purchased securities as collateral for the seller’s obligation, but the seller’s failure to repurchase the securities could still cause a Fund to suffer a loss if the market value of the securities declines before they can be liquidated on the open market for the benefit of the Fund. In the event of bankruptcy or insolvency of the seller, a Fund could encounter delays and incur costs in liquidating the underlying securities. Certain repurchase agreements, such as those that mature in more than seven days, may be considered by the Funds to be “illiquid investments.” While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Marsico Capital.

A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a party (such as a Fund) sells portfolio securities to another party (such as a bank or broker-dealer), in return for cash and agrees to repurchase the securities at a particular price and time. The seller effectively acts as borrower from the buyer acting as lender. The Funds will enter into reverse repurchase agreements only with parties that Marsico Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds may be less than the expense of the reverse repurchase agreement transaction. This investment may also have a leveraging effect on a Fund’s portfolio.

SOVEREIGN DEBT SECURITIES

The Funds may invest in sovereign debt securities issued by governments of foreign countries or by quasi-governmental entities. The sovereign debt in which the Funds may invest may be rated below investment-grade if the debt securities are subject to ratings, or may not be rated at all. Lower rated or unrated debt securities often offer higher yields than higher-rated securities, but are subject to greater risk than higher-rated securities.

Investment in sovereign debt may in some cases involve a relatively high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt, particularly as the debt of many governments is reaching unprecedented levels compared with their limited abilities to repay principal and pay interest on the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its solvency and cash flow situation, the availability of revenues or other sources of repayment, budgetary restraints, the extent of foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the size of overall debt burdens on an absolute basis, the relative size of the debt service burden to the economy as a whole, the entity’s ability to obtain additional financing, market and political pressures (including sanctions) affecting interest rates, the entity’s ability to obtain assistance from the International Monetary Fund or other international or regional sources of debtor aid, political constraints to which the entity may be subject, and other regional and global economic, political, and social forces, among other risks. Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt, and such disbursements may not always be available. Dividend and interest income from sovereign debt securities may generally be subject to withholding taxes by the country in which the governmental issuer is located and may not be recoverable by the Funds.

Sovereign debt issued or guaranteed by emerging market governmental entities and corporate issuers in which the Funds may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high-risk, low-rated domestic securities (i.e., high-yield bonds) and may be subject to many of the same risks as such securities. The Funds may have difficulty disposing of certain of these debt obligations at reasonable prices for a number of reasons including potentially relatively thin trading markets for such securities. In the event a governmental issuer defaults on its obligations, the Funds may have limited legal recourse against the issuer or guarantor, if any. Remedies, if available at all, must, in some cases, be pursued in the courts of the jurisdiction in which the defaulting party itself operates, and the ability of a U.S. holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the sovereign debt securities in which the Funds may invest may experience substantial difficulties in servicing their debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements. Further, in the event of a default by a governmental entity, the Funds may have few or no effective legal remedies for collecting on such debt.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

The Funds may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See “Foreign Securities” above.

Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in a reference rate to which many interest rate swaps and fixed income instruments may be linked, such as the Secured Overnight Financing Rate (“SOFR”) or an alternative reference rate.

WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD TRANSACTIONS

When-issued, delayed delivery, and forward transactions generally involve the purchase of a security with payment and delivery at some time in the future (i.e., beyond normal settlement). New issues of stocks and bonds, private placements, and U.S. government securities may be sold in this manner. The Funds do not earn interest on such securities until settlement, and the Funds bear the risk of market value fluctuations between the purchase and settlement dates.

INVESTMENTS IN THE SHARES OF OTHER INVESTMENT COMPANIES

The Funds may also invest in the securities of other investment companies to the extent permitted by the 1940 Act and the rules thereunder. Investment companies are companies that are engaged primarily in the business of investing in securities, or that hold a large proportion of their assets in the form of investment securities. The Funds themselves are organized as investment companies. Other investment companies in which the Funds may invest to the extent permitted by the 1940 Act and the rules thereunder may include, without limitation, money market funds or other open-end investment companies, exchange-traded funds, closed-end funds or business development companies, other U.S.-registered or foreign-registered investment companies, and other U.S. or foreign companies that are not registered as investment companies but may be viewed as investment companies because of the nature of their businesses or assets.

A Fund may invest in the securities of other investment companies for a variety of reasons such as, without limitation, to manage cash, to preserve capital, to seek current income, or to gain exposure to investments in particular sectors, industries, markets, or countries. If the Funds invest in certain investment companies, Fund shareholders will bear not only their proportionate share of a Fund’s expenses (including operating expenses and the fees of the Adviser), but also, indirectly, the Fund’s proportionate share of any expenses (such as operating expenses and advisory fees) that are paid by investment companies in which it invests. The extent to which a Fund may invest in investment companies also may be limited by the 1940 Act and the rules thereunder and subject to substantial regulation, including potential restrictions on liquidity and potential adverse tax consequences if the investment company does not meet certain requirements.

SECTOR RISK

While none of the Funds has a principal investment strategy to focus its investments in any particular sector, each of the Funds, from time to time, may have significant exposure to one or more sectors that appear to offer more growth potential in current market conditions (for example, in recent years, the information technology sector). The Funds, at times, may have little or no exposure to certain other sectors. The Funds may face various risks associated with investing substantially in certain sectors, such as the risk that an individual sector may be more volatile or perform differently than the broader market, and that the stocks of multiple companies within a sector could simultaneously decline in price because of an event that affects the entire sector, which could cause the share price of a Fund with significant exposure to that sector to decline more substantially than the share price of a fund with relatively less exposure to that sector. Individual sectors may be more volatile and may perform differently than the broader market.

In particular, technology and other growth stocks could present additional risks in part because they often have higher price-to-earnings multiples than other stocks because their earnings are growing faster. If growth slows, a higher earnings multiple may compress, potentially resulting in a sharply reduced stock price reflecting both a lower multiple and lower profits. Also, growth stocks at times could be perceived by investors as too expensive.

RISKS OF UNFORESEEN GLOBAL EVENTS

Global economies and financial markets increasingly are interconnected, and conditions and events in one country, region, or financial market may adversely impact markets, issuers, or economies in different countries, regions, or financial markets. These risks may be magnified if certain events or developments adversely affect the safety or health of consumers, managers and employees around the world or interrupt the global supply chain. In these and other circumstances, such risks might affect companies and investments worldwide. As a result, unexpected local, regional, or global events and their aftermath, such as war; acts of terrorism; financial, political, or social disruptions; natural, environmental, or man-made disasters; the spread of infectious illnesses, pandemics, or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant negative impact on global economic and market conditions and on the Funds and their investments.

Certain illnesses spread rapidly and have the potential to significantly adversely affect the global economy and Fund investments. For example, past outbreaks of infectious diseases such as the severe acute respiratory syndrome (SARS), Middle East respiratory syndrome (MERS), avian influenza, H1N1/09 (swine flu), Ebola virus, and other illnesses at times have had significant adverse impacts on the global economy and Fund investments. The pandemic relating to the spread of an infectious respiratory illness caused by COVID-19 and efforts to contain the disease’s spread resulted in significant adverse effects such as, among other things, closing national borders, shutting down businesses and governments, illness and death of consumers, managers, and employees, increased health screenings, increased demands on healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, general concern and uncertainty, market volatility, severe market dislocations, and liquidity constraints in many markets, including markets for the securities the Funds hold. The COVID-19 pandemic negatively affected the economies of countries and companies around the world, and significantly disrupted the global securities and commodities markets. Health crises caused by infectious diseases such as COVID-19 may exacerbate other preexisting political, social, and economic risks. The impact of infectious diseases may be short term in nature or could continue to last for an extended period of time. Further, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. In addition, given the interrelationships among economies and markets throughout the world, an event in one country or region can impact other countries and regions.

RISK OF CYBERSECURITY INCIDENTS

The Funds, their service providers, and subcontractors necessarily maintain substantial computerized data about the business activities of the Funds and shareholder accounts. Like all businesses that use computerized data, the Funds might in some circumstances be subject to a variety of possible cybersecurity incidents or similar events that could potentially result in adverse consequences such as, without limitation, the inadvertent disclosure of confidential computerized data or personal shareholder data to unintended parties, or the intentional misappropriation or destruction of data by malicious hackers mounting an attack on computer systems. The Funds and their service providers take reasonable precautions to limit the potential for cybersecurity incidents, and to protect Fund and shareholder data from inadvertent disclosure or wrongful misappropriation or destruction. Despite reasonable precautions, the risk remains that certain risks have not been identified, that such incidents could occur, and that they could cause damage to the Funds or their shareholders. Similar adverse consequences could also result from cybersecurity breaches affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, including exchanges, banks, broker dealers, other financial institutions, and other parties. The Funds will seek to notify affected shareholders of any known cybersecurity incident that may pose a substantial risk of exposing confidential personal data about those shareholders to unintended parties.

REGULATORY RISK

The Funds and the Adviser are generally subject to extensive government regulation and intervention. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Funds, the strategies used by the Funds, the level of regulation or taxation applying to the Funds (such as regulations related to investments in derivatives and other transactions), the expenses incurred directly by the Funds and the value of their investments, and limit and/or preclude the Funds’ ability to achieve their investment objectives. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Regulatory actions to address perceived liquidity risks, requirements of substantial additional Fund reporting to regulators, and other regulatory initiatives addressing potential issues concerning investment companies, including the Funds, result in additional costs to the Funds and shareholders, and might at times alter or impair the Funds’ ability to pursue their investment objectives or utilize certain investment strategies and techniques. While there continues to be uncertainty about the full impact of these and other regulatory changes, the Funds likely will continue to be subject to an increasingly complex and expensive regulatory framework and will incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees oversees the management of the Trust and elects its officers. Each Board member serves until his or her successor is elected and qualified, or until reaching the mandatory retirement age for non-interested Trustees as established by the Trustees and set forth in the Trust’s Statement of Independent Trustee Retirement Policy, or until his or her resignation, death, or removal. Officers serve until their successors are elected and qualified or until their resignation or removal. The Trust’s officers, assisted by Marsico Capital and other service providers selected by the Trustees, generally oversee certain day-to-day operations of the Trust. Information pertaining to the Trustees and the executive officers of the Trust is set forth below.

INTERESTED TRUSTEE

NAME, ADDRESS AND AGE (OR YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(OR YEAR SERVICE BEGAN)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Thomas F. Marsico[1] 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1955	Trustee, President, Chief Executive Officer, and Chief Investment Officer	Since December 1997	Chief Executive Officer, Marsico Capital Management, LLC (more than five years).	5	None

[1]	Mr. Marsico is considered an Interested Trustee of the Trust because of his affiliation with Marsico Capital Management, LLC, the Adviser to the Funds.

NON-INTERESTED TRUSTEES

NAME, ADDRESS AND AGE (OR YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(OR YEAR SERVICE BEGAN)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Matthew C. Flavin 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1979	Trustee	Since August 2019	Chairman and Chief Executive Officer, Concord Energy Holdings (October 2015 - present); Senior Vice President, Energy Corporation of America (March 2012 - October 2015); National Security Council/Department of Defense Senior Executive Service (November 2008 - February 2012); United States Navy (August 2002 - July 2007).	5	None
Shoshana L. Gillers 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1974	Trustee	Since April 2022	Head of U.S. Compliance and Global Chief Privacy Officer, TransUnion (April 2024 - present); Chief Privacy Officer, TransUnion, (September 2019 – March 2024); Vice President and Assistant General Counsel, JPMorgan Chase (April 2015 - August 2019).	5	None

NAME, ADDRESS AND AGE (OR YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(OR YEAR SERVICE BEGAN)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jay S. Goodgold 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1954	Trustee; Lead Independent Trustee	Trustee (since February 2006); Lead Independent Trustee (since November 2010)	Private investor (July 2003 – present); Managing Director, Goldman, Sachs & Co. (August 1978 - June 2003).	5	None
Michael D. Rierson 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1952	Trustee	Since November 1998	Private investor (December 2019 – present); President, The Rierson Group (marketing and consulting firm serving non-profit organizations) (June 2015 – November 2019); Senior Vice President for Development, Colonial Williamsburg Foundation (January 2011 – June 2015).	5	None

OFFICERS WHO ARE NOT TRUSTEES

NAME, ADDRESS AND AGE (OR YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(OR YEAR SERVICE BEGAN)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY OFFICER	OTHER DIRECTORSHIPS HELD BY OFFICER
Lynnett E. F. Macfarlane, CPA 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1973	Vice President, Secretary and Treasurer	Since March 2023	Executive Vice President Operations (April 2023), Vice President Portfolio Operations, Marsico Capital Management, LLC (more than five years).	N/A	N/A
Christopher Girvan 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1972	Chief Compliance Officer and Anti-Money Laundering Program Compliance Officer	Since January 2022	Executive Vice President, Secretary, and Chief Compliance Officer (April 2023), Vice President, Secretary, and Chief Compliance Officer (January 2022), Director of Compliance, Marsico Capital Management, LLC (more than five years).	N/A	N/A
Richard R. Stein 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1985	Assistant Secretary	Since August 2023	Senior Counsel, Marsico Capital Management, LLC (October 2021 - present); Associate/Structuring Professional, Partners Group (USA) Inc. (June 2019 - September 2021)	N/A	N/A

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion, as of the date of this SAI, that each person listed below is qualified to serve as a Trustee in light of the Trust’s business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee with respect to the Trust, either as compared to the other Trustees or to board members of other mutual funds generally.

INTERESTED TRUSTEE

Mr. Marsico. Mr. Marsico has served as a Trustee of the Trust since its inception in 1997. He is the Founder and Chief Executive Officer of Marsico Capital, the Adviser to the Trust. Mr. Marsico has over 45 years of experience in the investment management field as a securities analyst and a portfolio manager. Mr. Marsico previously held positions at a number of other investment advisory firms.

NON-INTERESTED TRUSTEES

Mr. Flavin. Mr. Flavin has served as a Trustee of the Trust since 2019, and as Chairman of the Audit Committee of the Trust since 2024. He is currently the Chairman and Chief Executive Officer of Concord Energy Holdings. He formerly served as Senior Vice President of Energy Corporation of America from 2012 to 2015. He served on the National Security Council and in the Department of Defense Senior Executive Service from 2008 to 2012, and served in the United States Navy from 2002 to 2007.

Ms. Gillers. Ms. Gillers has served as a Trustee of the Trust since April 2022. She is currently the Head of U.S. Compliance and Global Chief Privacy Officer of TransUnion. She formerly served as Vice President and Assistant General Counsel of JPMorgan Chase from 2015 to 2019.

Mr. Goodgold. Mr. Goodgold has served as a Trustee of the Trust since 2006, has served as Lead Independent Trustee since 2010 and has served as Chairman of the Nominating Committee of the Trust since 2018. He has more than 30 years of experience in the investment management industry, with a focus on capital markets and equity research. He previously served as a Managing Director at Goldman, Sachs & Co. from 1978 to 2003.

Mr. Rierson. Mr. Rierson has served as a Trustee of the Trust since 1998. He formerly served as President of the Rierson Group from 2015 to 2019, Senior Vice President of Development of the Colonial Williamsburg Foundation from 2011 to 2015, and as Vice President and Vice Chancellor for University Advancement at the University of Houston and the UH System, respectively, from 2005 to 2010. Before that, he served as President and Vice-President of University Advancement at the University of South Florida Foundation and University of South Florida from 2001 to 2005.

BOARD STRUCTURE, LEADERSHIP, RISK OVERSIGHT, AND COMMITTEES

BOARD STRUCTURE AND LEADERSHIP

The Board of Trustees oversees the Trust and business and affairs of the Trust, including oversight of certain aspects of the services that the Adviser and the Funds’ other service providers provide to the Trust. Subject to the provisions of the Trust’s Trust Instrument, its By-Laws and Delaware law, the Trustees shall have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The Board of Trustees holds regularly scheduled in-person meetings (or remote meetings as allowed by COVID-19-related SEC exemptions) on a quarterly basis and other special in-person and telephonic meetings on an as-needed basis. Currently, there are five Trustees, four of whom are considered not to be “interested persons” of the Trust (“Independent Trustees”) in accordance with 1940 Act and rules adopted by the SEC thereunder. The Board of Trustees has appointed a lead Independent Trustee whose primary role is to serve as a spokesperson and principal point of contact for the Independent Trustees, to help coordinate the activities of the Independent Trustees, including calling regular executive sessions of the Independent Trustees and assisting management in developing the agenda of each Board meeting.

As discussed further below, the Board of Trustees has established three Committees consisting of the Audit Committee, the Nominating Committee, and the Valuation Committee, through which the Trustees focus on matters relating to particular aspects of the Trust’s operations, such as Fund audits and financial reporting, nominations of Trustees and officers, and the procedures for valuation of portfolio investments. The Trustees annually review the effectiveness of the Board and the Committee structure and each Committee’s responsibilities and membership.

The Trustees believe that the Board’s leadership and Committee structure are operating effectively, and are appropriate in light of the nature and size of the Trust and each of the Funds because, among other things, they foster strong communications between the Board, its individual members, Marsico Capital and other service providers, allocate responsibilities among the Committees, and permit Committee members to focus on particular areas involving the Trust and each of the Funds. In addition, the Committees support and promote the Independent Trustees in their oversight of all aspects of the Trust’s operations and their independent review of proposals made by Marsico Capital and other service providers.

RISK OVERSIGHT

While responsibility for most day-to-day Trust operations, including certain risk management functions addressed in policies and procedures relating to the Trust, resides with Marsico Capital and other service providers selected by the Trustees, the Board performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise a risk oversight function through regular and ad hoc Board and Committee meetings during which the Board, its Committees, or the Lead Independent Trustee and other Trustees designated by the Board meet with representatives of Marsico Capital and other key service providers during Board meetings, in executive sessions, or in other contexts. The Board receives detailed written reports relating to the Trust’s compliance program discussed below, including fair value pricing of securities, portfolio liquidity, use of derivatives, and the Code of Ethics, as well as reports on numerous other Fund operational matters. The Audit Committee also meets regularly with the Trust’s independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of Marsico Capital and senior officers of the Trust to report to the Board and the Committees on a variety of other risk areas relating to the Funds, including, without limitation, general investment, cybersecurity, and operational risks, as well as more general business risks. In addition, the Board has engaged independent counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board also meets regularly with the Trust’s Chief Compliance Officer (“CCO”), who regularly reports directly to the Board on matters including compliance issues. The CCO also has responsibility for annually reviewing and reporting to the Board on the adequacy and effectiveness of the Trust’s compliance program. In order to maintain a robust risk management and compliance program for the Trust, the Board and its Committees (as applicable) approve the initial compliance policies and procedures of the Funds and related policies of certain service providers, review the CCO’s annual report on the adequacy of the compliance policies and effectiveness of their implementation, and are advised of material changes to the Trust’s compliance program policies and procedures as well as any significant compliance issues. In addition to meetings with various parties to oversee the risk management of the Funds, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function. The Board also benefits from other risk management resources and functions within Marsico Capital’s organization, including extensive investment, trading, operations, compliance, and other resources, as well as extensive Adviser-level policies and procedures. Not all risks that may affect the Funds can be identified and some risks are beyond the reasonable control of the Funds and their service providers. Accordingly, the Funds’ ability to manage risk is subject to substantial limitations. The Board believes their current oversight approach is an appropriate way to address the risks applicable to each Fund.

COMMITTEES

The Board has three committees: (i) the Audit Committee, (ii) the Nominating Committee, and (iii) the Valuation Committee. The membership of each of the Audit Committee and the Nominating Committee consists solely of Independent Trustees, and an Independent Trustee serves as the chairperson of those Committees. As discussed further below, the members of the Valuation Committee consist of Thomas F. Marsico and any one available Independent Trustee.

Audit Committee. The primary purpose of the Audit Committee, which meets at least twice annually, is to assist the full Board in fulfilling certain of its responsibilities by overseeing: (i) the integrity of the Trust’s financial statements and the independent audit thereof; (ii) the Trust’s accounting and financial reporting processes and internal control over financial reporting, and, as the Committee deems appropriate, to inquire into the internal controls of third party service providers; (iii) the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits, and (iv) the qualifications, independence, and performance of the Trust’s independent accountants. All four Independent Trustees are members of the Audit Committee. There were two Audit Committee meetings held during the fiscal year ended September 30, 2024.

Nominating Committee. The primary purpose of the Nominating Committee is: (1) to evaluate the qualifications of and select and nominate candidates for independent trustee membership on the Board (which may include consideration of good faith written recommendations of one or more well-qualified independent trustee candidate(s) submitted by Fund shareholders, if the recommendation is delivered to the Trust’s address and otherwise complies with requirements adopted by the Board, which may be obtained without charge by calling 888-860-8686); (2) to nominate members of Board Committees and periodically review Committee assignments; and (3) to make recommendations to the Board concerning the responsibilities or establishment of Board Committees. All four Independent Trustees are members of the Nominating Committee. There were two Nominating Committee meetings held during the fiscal year ended September 30, 2024.

Valuation Committee. The primary purpose of the Valuation Committee is to assist the full Board if needed in reviewing valuation methodologies for specific instruments and particular fair value determinations made in good faith by the Adviser, as the Board’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), under established valuation procedures and under the general supervision of the Board of Trustees. The Adviser is expected to convene the Valuation Committee in the event that there is significant uncertainty as to which valuation methodology should be selected to fair value price a security, or as to whether a valuation method already selected continues to be appropriate. Because the full Board generally prefers to review such methodologies and determinations itself at regular Board meetings while relying on the Adviser’s interim implementation of established valuation procedures between meetings if there is no significant uncertainty as to the appropriate methodology, the Valuation Committee has not historically been called upon to meet frequently. Meetings may be held in person or by telephone conference call. The Valuation Committee consists of Thomas F. Marsico and any one available Independent Trustee. The Valuation Committee did not convene during the fiscal year ended September 30, 2024.

TRUSTEE OWNERSHIP OF FUND SHARES

As of December 31, 2024, the dollar range of equity securities owned beneficially by each Trustee in the Funds is as follows:

INTERESTED TRUSTEE

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Thomas F. Marsico	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	Over $100,000
	Midcap Growth Focus Fund	Over $100,000
	International Opportunities Fund	Over $100,000
	Global Fund	Over $100,000

NON-INTERESTED TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Matthew C. Flavin	Focus Fund	$10,001-$50,000	$10,001-$50,000
	Growth Fund	$10,001-$50,000
	Midcap Growth Focus Fund	None
	International Opportunities Fund	None
	Global Fund	$10,001-$50,000
Shoshana L. Gillers	Focus Fund	$1-$10,000	$1-$10,000
	Growth Fund	None
	Midcap Growth Focus Fund	None
	International Opportunities Fund	None
	Global Fund	None

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Jay S. Goodgold	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	None
	Midcap Growth Focus Fund	None
	International Opportunities Fund	None
	Global Fund	None
Michael D. Rierson	Focus Fund	Over $100,000	Over $100,000
	Growth Fund	None
	Midcap Growth Focus Fund	None
	International Opportunities Fund	None
	Global Fund	None

COMPENSATION RECEIVED FROM THE TRUST FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2024

For the fiscal year ended September 30, 2024, the following tables reflect (1) the aggregate compensation paid by the Funds within the Trust, (2) the amount of the compensation paid by the Funds within the Trust that was directed to the Deferred Fee Plan during the fiscal year by the non-interested Trustees, and (3) the total compensation (including deferred fee amounts) paid to each Trustee by the Trust.

INTERESTED TRUSTEE

	Aggregate Compensation From the Trust	Amount of Compensation That Has Been Deferred	Total Compensation From the Trust
Thomas F. Marsico	$0	--	$0

NON-INTERESTED TRUSTEES

	Aggregate Compensation From the Trust(1)	Amount of Compensation That Has Been Deferred	Total Compensation From the Trust(1)
Matthew C. Flavin	$92,000	--	$92,000
Shoshana L. Gillers	$92,750	--	$92,750
Jay S. Goodgold(2)	$111,750	--	$111,750
Michael D. Rierson(2)	$92,750	--	$92,750
Joseph T. Willett(3)	$23,750	--	$23,750

(1)	The annual retainer was increased from $52,000 to $65,000 effective January 1, 2024, based on the increasing level of work and responsibility for the Independent Trustees and other factors.
(2)	Participant in the Deferred Fee Plan. No compensation was directed to the Deferred Fee Plan during the fiscal year 2024.
(3)	Mr. Willett retired from the Board of Trustees effective January 2, 2024. Mr. Willett was a participant in the Deferred Fee Plan prior to his retirement.

The Trustees of the Trust set their level of compensation, which may be subject to change from time to time. Trustees or officers of the Trust who are officers or employees of the Adviser receive no remuneration from the Funds except for the CCO. Each of the Independent Trustees is currently paid an annual retainer of $65,000, a fee of $5,750 for each regular meeting attended, and a fee of $3,000 and $1,000, respectively, for each Audit Committee and Nominating Committee meeting attended and is reimbursed for the expenses of attending meetings. Mr. Goodgold receives an additional $15,000 fee for his role as lead Independent Trustee. Mr. Flavin receives an additional $8,000 fee for his role as Chairman of the Audit Committee. Mr. Goodgold receives an additional $4,000 fee for his role as Chairman of the Nominating Committee.

The Board of Trustees adopted the Deferred Fee Plan which allows the Trustees who are not “interested persons” of the Funds, as defined in the 1940 Act, to defer the receipt of all or a portion of their compensation received from the Funds. The Deferred Fee Plan allows any deferred fees credited to accounts established on behalf of the non-interested Trustees to be invested notionally into the Funds and other investment options allowed under the Deferred Fee Plan, such as a non-affiliated U.S. government money market fund. The amounts credited to the accounts established on behalf of the non-interested Trustees increase or decrease in accordance with the performance of the investments selected by the non-interested Trustees. Amounts directed to the Deferred Fee Plan will be deferred until distribution in accordance with the Deferred Fee Plan. Distributions are paid in a lump sum or over a period of up to ten years based on elections made by the non-interested Trustees. The Trust does not have a retirement or pension plan.

As of December 31, 2024, the Trustees and Executive Officers of the Trust owned approximately 0.29% of the outstanding Investor Class shares of the Focus Fund and 0.06% of the outstanding Investor Class shares of the Global Fund.

As of December 31, 2024, the Trustees and Executive Officers of the Trust owned approximately 11.72% of the outstanding Institutional Class shares of the Focus Fund, 12.54% of the outstanding Institutional Class shares of the Growth Fund, 9.22% of the outstanding Institutional Class shares of the Midcap Growth Focus Fund, 20.39% of the outstanding Institutional Class shares of the International Opportunities Fund, and 5.52% of the outstanding Institutional Class shares of the Global Fund.

Share Ownership of the Funds

The following table sets forth the information concerning beneficial and record ownership as of December 31, 2024, of the Funds’ shares by each person who owned of record, or who was known by the Trust to own beneficially, 5% or more of any class of the outstanding voting securities of any Fund.

Name and Address of Shareholder	Fund	Class	Shares Owned	Percentage of Outstanding Shares
National Financial Services	Focus Fund	Investor Class	5,345,859	18.02%
Corp (Fidelity)[1]		Institutional Class	407,250	6.34%
499 Washington Blvd.,	Growth Fund	Investor Class	2,713,406	16.44%
Jersey City, NJ 07310		Institutional Class	131,244	6.77%
	Midcap Growth Focus Fund	Investor Class	1,787,315	28.50%
		Institutional Class	290,539	26.20%
	International Opportunities Fund	Investor Class	399,368	18.11%
		Institutional Class	45,904	17.45%
	Global Fund	Investor Class	3,619,094	48.50%
Charles Schwab & Co., Inc.[1]	Focus Fund	Investor Class	6,397,208	21.57%
101 Montgomery Street,		Institutional Class	522,978	8.14%
San Francisco, CA 94104	Growth Fund	Investor Class	4,213,832	25.54%
		Institutional Class	195,741	10.10%
	Midcap Growth Focus Fund	Investor Class	1,788,826	28.53%
		Institutional Class	74,679	6.73%
	International Opportunities Fund	Investor Class	622,052	28.21%
	Global Fund	Investor Class	1,543,272	20.68%
		Institutional Class	5,544,568	83.01%
Thomas F. Marsico	Focus Fund	Institutional Class	746,071	11.61%
1200 17th Street,	Growth Fund	Institutional Class	243,031	12.54%
Suite 1700,	Midcap Growth Focus Fund	Institutional Class	101,039	9.11%
Denver, CO 80202	International Opportunities Fund	Institutional Class	50,308	19.12%
	Global Fund	Institutional Class	361,958	5.42%
Jennifer A. Marsico 2019 Trust 1200 17th Street, Suite 1700, Denver, CO 80202	International Opportunities Fund	Institutional Class	40,780	15.50%
Pershing LLC[1]	Focus Fund	Institutional Class	430,478	6.70%
1 Pershing Plaza,	Growth Fund	Investor Class	894,084	5.42%
Jersey City, NJ 07399	International Opportunities Fund	Investor Class	116,187	5.27%
Morgan Stanley[1] 1 New York Plaza, New York, NY 10004	International Opportunities Fund	Investor Class	178,448	8.09%

Name and Address of Shareholder	Fund	Class	Shares Owned	Percentage of Outstanding Shares
LPL Financial[1]	Focus Fund	Institutional Class	2,083,483	32.43%
4707 Executive Dr.,	Growth Fund	Institutional Class	244,251	12.61%
San Diego, CA 92121	Midcap Growth Focus Fund	Institutional Class	342,827	30.92%
	International Opportunities Fund	Institutional Class	55,105	20.94%
Empower Trust[1]	Growth Fund	Institutional Class	185,107	9.55%
Employee Benefit Clients	International Opportunities Fund	Institutional Class	25,309	9.62%
8515 E. Orchard Rd.,
Greenwood Village, CO 80111

(1)	The Trust’s shares are sold through channels including broker-dealer intermediaries that may establish single, omnibus accounts with the Trust’s transfer agent. The beneficial owners of these shares, however, are the individual investors who maintain accounts within these broker-dealer intermediaries.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENTS. The Adviser of the Funds is Marsico Capital. Under the terms of the respective investment advisory agreements (the Investment Advisory Agreements), Marsico Capital furnishes overall investment management for the Funds, provides research and credit analysis, oversees the purchase and sales of portfolio securities, maintains books and records with respect to the Funds’ securities transactions and provides periodic and special reports to the Board of Trustees as required.

Pursuant to the Investment Advisory Agreements, each Fund pays the Adviser a fee calculated using the following rates: 0.80% per year of its average daily net assets up to $250 million, 0.75% per year of its average daily net assets for the next $250 million, 0.70% per year of its average daily net assets for the next $250 million, and 0.65% per year of its average daily net assets exceeding $750 million.

For the fiscal year ended September 30, 2024, the Adviser received an aggregate fee for investment advisory services performed, expressed as a percentage of a Fund’s average daily net assets, of 0.73% for the Focus Fund; 0.78% for the Growth Fund; and 0.80% for each of the Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund (disregarding the effect of the expense limitation agreement in reducing actual fees received below the amount stated here for the International Opportunities Fund and the effect of any recoupment of any fees previously waived or expenses previously reimbursed for the Focus Fund, Growth Fund and Global Fund).

For the years ended September 30, 2022, September 30, 2023, and September 30, 2024, the Adviser earned the following amounts:

	Fiscal Year Ended September 30, 2022*		Fiscal Year Ended September 30, 2023		Fiscal Year Ended September 30, 2024
Focus Fund	$5,764,014		$4,785,045	[1]	$6,569,611	[2]
Growth Fund	$2,650,522		$2,113,122	[3]	$3,045,429	[4]
Midcap Growth Focus Fund	$2,368,103		$1,935,730	[5]	$2,174,701
International Opportunities Fund	$387,283	[6]	$311,673	[7]	$369,957	[8]
Global Fund	$1,803,729	[9]	$1,297,585	[10]	$1,994,519	[11]

*	Institutional Class shares commenced operations on December 6, 2021.
(1)	During the fiscal year ended September 30, 2023, the Adviser waived fees totaling $204,459, of which $183,323 was attributable to the Investor Class shares of the Focus Fund and $21,136 was attributable to the Institutional Class shares of the Focus Fund. In addition, during the fiscal year ended September 30, 2023, the Adviser voluntarily reimbursed legal fees totaling $74,208 of which $62,653 was attributable to the Investor Class shares of the Focus Fund and $11,555 was attributable to the Institutional Class shares of the Focus Fund.
(2)	During the fiscal year ended September 30, 2024, the Adviser recouped previously waived fees totaling $204,459, of which $183,323 was attributable to the Investor Class shares of the Focus Fund and $21,136 was attributable to the Institutional Class shares of the Focus Fund.
(3)	During the fiscal year ended September 30, 2023, the Adviser waived fees totaling $41,978, of which $35,070 was attributable to the Investor Class shares of the Growth Fund and $6,908 was attributable to the Institutional Class shares of the Growth Fund. In addition, during the fiscal year ended September 30, 2023, the Adviser voluntarily reimbursed legal fees totaling $31,112 of which $28,035 was attributable to the Investor Class shares of the Growth Fund and $3,077 was attributable to the Institutional Class shares of the Growth Fund.
(4)	During the fiscal year ended September 30, 2024, the Adviser recouped previously waived fees totaling $41,978, of which $35,070 was attributable to the Investor Class shares of the Growth Fund and $6,908 was attributable to the Institutional Class shares of the Growth Fund.
(5)	During the fiscal year ended September 30, 2023, the Adviser voluntarily reimbursed legal fees totaling $30,193 of which $27,690 was attributable to the Investor Class shares of the Midcap Growth Focus Fund and $2,503 was attributable to the Institutional Class shares of the Midcap Growth Focus Fund.
(6)	During the fiscal year ended September 30, 2022, the Adviser waived fees totaling $114,327, of which $96,538 was attributable to the Investor Class shares of the International Opportunities Fund and $17,789 was attributable to the Institutional Class shares of the International Opportunities Fund.
(7)	During the fiscal year ended September 30, 2023, the Adviser waived fees totaling $148,722, of which $125,714 was attributable to the Investor Class shares of the International Opportunities Fund and $23,008 was attributable to the Institutional Class shares of the International Opportunities Fund. In addition, during the fiscal year ended September 30, 2023, the Adviser voluntarily reimbursed legal fees totaling $4,847 of which $4,512 was attributable to the Investor Class shares of the International Opportunities Fund and $335 was attributable to the Institutional Class shares of the International Opportunities Fund.

(8)	During the fiscal year ended September 30, 2024, the Adviser waived fees totaling $119,476, of which $100,348 was attributable to the Investor Class shares of the International Opportunities Fund and $19,128 was attributable to the Institutional Class shares of the International Opportunities Fund.
(9)	During the fiscal year ended September 30, 2022, the Adviser recouped previously waived fees attributable to the Investor Class shares of the Global Fund totaling $159,007.
(10)	During the fiscal year ended September 30, 2023, the Adviser waived fees totaling $65,915, of which $60,320 was attributable to the Investor Class shares of the Global Fund and $5,595 was attributable to the Institutional Class shares of the Global Fund. In addition, during the fiscal year ended September 30, 2023, the Adviser voluntarily reimbursed legal fees totaling $19,641 of which $17,505 was attributable to the Investor Class shares of the Global Fund and $2,136 was attributable to the Institutional Class shares of the Global Fund.
(11)	During the fiscal year ended September 30, 2024, the Adviser recouped previously waived fees totaling $65,915, of which $60,320 was attributable to the Investor Class shares of the Global Fund and $5,595 was attributable to the Institutional Class shares of the Global Fund.

The Investment Advisory Agreement in effect with respect to each Fund continued in effect for an initial two year term, and will continue for successive one year periods, if not sooner terminated, provided that each continuance is specifically approved annually by: (a) the vote of a majority of the Board of Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) with respect to a Fund, the vote of a “majority of the outstanding voting securities” of that Fund (as defined in the 1940 Act), or (ii) the vote of a majority of the Board of Trustees. Each Investment Advisory Agreement is terminable by vote of the Board of Trustees, or with respect to a Fund, by the holders of a “majority of the outstanding voting securities” of that Fund (as defined in the 1940 Act), at any time without penalty, on 60 days’ written notice to the Adviser. The Adviser may also terminate its advisory relationship with a Fund without penalty on 90 days’ written notice to the Trust. The Investment Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The Adviser has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the average net assets attributable to Investor Class shares of the International Opportunities Fund and Global Fund, and 1.45% of the average net assets attributable to Investor Class shares of the Focus Fund, Growth Fund and Midcap Growth Focus Fund, and (ii) to limit the total expenses of the Institutional Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the average net assets attributable to Institutional Class shares of the International Opportunities Fund and Global Fund, and 1.20% of the average net assets attributable to Institutional Class shares of the Focus Fund, Growth Fund, and Midcap Growth Focus Fund, until January 31, 2026. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2026, upon 15 days prior notice to the Fund and its administrator.

The Adviser may recoup from a Fund (or share class as applicable) any fees previously waived and/or expenses previously reimbursed by the Adviser with respect to that Fund or share class, as applicable, including any applicable waivers which may apply to a specific share class, pursuant to this agreement (including waivers or reimbursements under previous expense limitations), if: (1) such recoupment by the Adviser does not cause the Fund’s share class, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred, and (3) the Adviser has not agreed to forego recoupment. In accordance with the Funds’ Multi-Class Plan, amounts eligible for recoupment from periods prior to the addition of the Institutional Class will continue to be eligible for recoupment from the Investor Class.

The Adviser is a wholly-owned subsidiary of Marsico Subco, LLC, which is a direct, wholly-owned subsidiary of Marsico Holdings, LLC (“Holdings”). Holdings, in turn, is owned by Marsico Group, LLC (“Group”); Thomas F. Marsico and Marsico family entities; and by non-affiliated entities. Group controls Holdings as its managing member, holds 100% of the voting rights in Holdings, and owns approximately 59% of the equity interests of Holdings. Group, in turn, is wholly-owned by a partnership controlled by Thomas F. Marsico. Through the partnership’s control of Group, it retains 100% of voting rights and control over the ongoing management and day-to-day operations of Holdings and its subsidiaries, including the Adviser.

Certain officers of Marsico Capital are also officers of the Trust. One officer of both Marsico Capital and the Trust is also a trustee of the Trust.

ADMINISTRATION AGREEMENT. Pursuant to an Administration Agreement (the “Administration Agreement”), UMB Fund Services, Inc. (the “Administrator”), 235 West Galena Street, Milwaukee, WI, 53212, prepares and files all federal income and excise tax returns and state income tax returns (other than those required to be made by the Trust’s Custodian or Transfer Agent), oversees the Trust’s insurance relationships, prepares securities registration compliance filings pursuant to state securities laws, compiles data for and prepares required notices and reports to the SEC, prepares financial statements for the Funds’ filings on Form N-CSR, monitors compliance with the Funds’ investment policies and restrictions, prepares and monitors the Funds’ expense accruals and causes all appropriate expenses to be paid from Fund assets, monitors the Funds’ status as regulated investment companies under Subchapter M of the Internal Revenue Code, maintains and/or coordinates with the other service providers the maintenance of the accounts, books, and other documents required pursuant to Rule 31a-1 under the 1940 Act, and generally assists in the Trust’s administrative operations. The Administrator, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment, supplies, and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement.

The Administration Agreement was amended effective August 22, 2024 to address fees for administrative services relating to regulatory reporting services for shareholder reports. Under the Administration Agreement, for the foregoing services and other services, the Administrator receives from each Fund a fee, computed daily and payable monthly, based on each Fund’s average net assets at an annual rate beginning at 0.10% (0.11% for each of the International Opportunities Fund and the Global Fund) and decreasing as the assets of each Fund reach certain levels, subject to a minimum fee of $45,000 per Fund for that component of the fee. Additional fees relating to certain specific services and reimbursement of certain expenses are also charged pursuant to the amended Administration Agreement, including a charge of at least $300 per month for each additional share class for each Fund (not counting the Investor Class shares)(the “Multi-Class Fees”). The Institutional Class shares of each Fund commenced operations on December 6, 2021, and Multi-Class Fees are incurred related to the Institutional Class shares. The Multi-Class Fees are subject to an annual escalation on December 1 of each year equal to the increase in the Consumer Price Index–Urban Wage Earners (the first of such escalations having taken effect on December 1, 2022).

For the fiscal years September 30, 2022, September 30, 2023, and ended September 30, 2024, the Administrator earned fees under the Administration Agreement as follows:

	Fiscal Year Ended September 30, 2022	Fiscal Year Ended September 30, 2023	Fiscal Year Ended September 30, 2024
Focus Fund	$179,019	$166,850	$186,236
Growth Fund	$136,642	$130,358	$142,909
Midcap Growth Focus Fund	$132,863	$126,440	$131,299
International Opportunities Fund	$56,203	$48,791	$54,816
Global Fund	$143,114	$118,641	$153,544

The Trust pays all of its own expenses, including without limitation, the cost of preparing and printing its registration statements required under the Securities Act of 1933, as amended, and the 1940 Act and any amendments thereto, the expense of registering its shares with the SEC and in the various states, advisory, administration, transfer agency, and other service provider fees, costs of organization and maintenance of corporate existence, the printing and distribution costs of prospectuses, reports to shareholders and other shareholder communications, website, and advertising expenses, reports to government authorities, proxy statements, costs of meetings of shareholders, fees paid to Trustees who are not officers or employees of the Adviser, certain compliance expenses including a portion of the compensation of the CCO, acquired fund expenses, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions, spreads, and other expenses in connection with portfolio transactions, fees and expenses of the custodian of the Trust’s assets, charges of securities pricing services, printing and mailing expenses, administration fees paid to mutual fund supermarkets through which each Fund’s shares are sold, and charges and expenses of dividend disbursing agents, accounting services, and stock transfer agents.

CUSTODIAN. State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016 serves as the Funds’ Custodian. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, selecting and monitoring foreign subcustodians, executing certain foreign exchange transactions, determining income and collecting interest on each Fund’s investments and maintaining certain books and records. The Custodian also performs fund accounting duties for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP (“PwC”) serves as the Funds’ independent registered public accounting firm. PwC audits the Funds’ annual financial statements and reviews the Funds’ tax returns.

DISTRIBUTION PLAN

The Funds have adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act, and effective November 17, 2021, the Board of Trustees approved a Third Amended and Restated Distribution and Service Plan (as amended, the “Distribution Plan”). The Distribution Plan authorizes payments by the Funds in connection with the distribution of their Investor Class shares at an annual rate, as determined from time-to-time by the Board of Trustees, of up to 0.25% of each Fund’s average daily net assets attributable to Investor Class shares. The Distribution Plan clarifies that while the maximum 12b-1 Fee rate remains limited to 0.25% per annum of each Fund’s average daily net assets attributable to Investor Class shares, one or more Funds may be charged a lower rate from time to time upon approval by the Board of Trustees, and the rate may vary by Fund. The Distribution Plan also clarifies that previously accrued amounts of the 12b-1 Fee for each Fund may be used by that Fund to pay any current or previously accrued expenses of the Fund authorized by the Distribution Plan, including Non-Distribution Expenses, as defined below, authorized by the Distribution Plan.

The Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund and Global Fund currently accrue 12b-1 Fees for their Investor Class shares at the rate of 0.25% per annum of the average daily net assets attributable to Investor Class shares of each Fund until such time as the Board authorizes a different rate.

Payments may be made by the Funds under the Distribution Plan for the purpose of financing any activity primarily intended to result in the sales of Investor Class shares of the Funds (“Distribution Expenses”) as determined by the Board of Trustees. Distribution Expenses typically include, without limitation, compensation to registered representatives of broker-dealers that have entered into a Dealer Agreement with the Funds’ Distributor and to financial institutions and other entities that make shares of the Funds available to their customers; compensation to and expenses of the Funds’ Distributor; telephone expenses for marketing or promotional purposes; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and profit on the foregoing. Payments under the Distribution Plan also may be made for account maintenance and personal services to shareholders and any other non-distribution-related services (“Non-Distribution Expenses”), including but not limited to shareholder liaison, recordkeeping, and transfer agency or sub-accounting services of the types typically provided by transfer agents, other fund service providers, or other financial intermediaries (including fund supermarkets). The Funds have adopted a compliance policy to ensure that their payments of Distribution Expenses and Non-Distribution Expenses to financial intermediaries appropriately meet the requirements of Rule 12b-1 and the Distribution Plan.

To the extent that any activity is one which the Funds may finance without a Distribution Plan, the Funds may also make payments to finance such activity outside of the Distribution Plan and not subject to its limitations. Payments under the Distribution Plan are not tied exclusively to actual Distribution Expenses and Non-Distribution Expenses, and the payments may exceed such expenses actually incurred.

In addition, the Adviser may, out of its own resources (which may include legitimate profits from providing advisory services to the Funds or other clients) and at its sole discretion, make certain payments on behalf of the Funds or the Distribution Plan for expenses incurred by a Fund for the distribution of Fund shares and related services or for administrative or other expenses incurred by the Fund.

For the fiscal year ended September 30, 2024, the following Rule 12b-1 payments were made under the Distribution Plan for Investor Class shares. Institutional Class shares of the Funds are not subject to a 12b-1 fee.

	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Advertising	$164,734	$71,157	$54,753	$8,775	$40,284
Printing and Mailing of Prospectuses to other than current shareholders	$1,502	$650	$490	$79	$375
Compensation to Underwriters	$72,254	$50,043	$41,069	$9,310	$28,657
Compensation to Broker-Dealers	$1,084,295	$580,416	$471,189	$74,283	$371,877
Other*	$0	$0	$0	$0	$0
Total	$1,322,785	$702,266	$567,501	$92,447	$441,193

*	This includes consulting fees, miscellaneous shipping, filing and travel expenses, and storage of printed items.

Administration of the Distribution Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board of Trustees approve or ratify any related agreements implementing the Distribution Plan, and that the Distribution Plan may be continued from year-to-year only if the Board of Trustees concludes at least annually that continuation of the Distribution Plan is likely to benefit shareholders. While the Distribution Plan is in effect, a majority of the Trustees must not be “interested persons” of the Funds as defined in the 1940 Act, the selection and nomination of independent Trustees must be committed to the discretion of the independent Trustees, and any person who acts as legal counsel for the Funds’ independent Trustees must be independent legal counsel.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Funds and negotiation of their brokerage commission rates are made by the Adviser. Transactions on U.S. stock exchanges involve the payment by the Funds of negotiated brokerage commissions. Stated commissions may also apply in the case of securities traded in the over-the-counter market, but in certain cases the price paid by the Funds may include a dealer commission or mark-up (spread). In certain instances, the Funds may purchase IPO Securities or other underwritten issues at prices which include underwriting fees.

When effecting a securities transaction on behalf of the Funds, the Adviser may choose to execute through a traditional broker-dealer, an electronic-based alternative trading system or communications system (together “ATS”), or a combination of both (each or both of which may be separately or together referred to as a “broker”). The Adviser makes extensive use of ATSs to handle trades for the Funds, and may do so in various circumstances, including, without limitation, whenever such an ATS is available, execution of a trade on the system appears reasonably feasible, and doing so may be potentially beneficial in the particular circumstances surrounding that trade. The Adviser also uses traditional brokers in appropriate circumstances.

In selecting a broker to execute each particular transaction, the Adviser takes a variety of factors into consideration, which may include, without limitation: the best net price available; the commissions or spreads charged; the value of the expected contribution of the broker through research and brokerage services to the investment performance of the Funds and other clients of the Adviser on a continuing basis through client commission benefits, as discussed below; the reliability, expertise, integrity, and financial condition of the broker; the size of the order and difficulty in executing it; the possible availability of substantial broker capital to assist in completing the trade; the ability to locate liquidity; and the use of brokerage credits to reduce non-distribution-related administrative service expenses as contemplated in a Board-approved commission recapture program. Accordingly, the cost of the brokerage commissions to the Funds in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the research or brokerage services provided by the broker in connection with a particular transaction or a series of transactions.

For example, the Adviser may consider both “proprietary” and “third party” client commission benefits, such as the research and brokerage services or other services that may be provided by brokers or dealers that effect or are parties to portfolio transactions of the Funds or the Adviser’s other clients. Such research and brokerage services may include, without limitation, arranging communications with research analysts or executives of companies, providing statistical and economic data or research reports on particular companies and industries, providing specialized newsletters or other publications containing economic or market analysis, providing research or brokerage-related software, and providing broker capital to facilitate trades, among other products or services. Subject to compliance with the Funds’ and the Adviser’s policies related to the Adviser’s receipt of client commission benefits, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Funds to pay a broker that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such research and brokerage services are eligible client commission benefits that provide lawful and appropriate assistance to the Adviser in its investment decision-making responsibilities, and that the amount of commissions paid is believed in good faith to be reasonable in relation to the value of the eligible brokerage and research services provided by the broker, either in connection with that particular transaction or with the Adviser’s overall responsibilities with respect to the Funds and other accounts for which the Adviser exercises investment discretion in the overall course of dealings with that broker.

Research and investment information and other brokerage services are provided by these and other brokers at no cost to the Adviser and are available for the benefit of other accounts advised by the Adviser, and not all of the information will be used in connection with the services provided to the Funds. While this information is useful and tends to reduce the Adviser’s expenses, it is generally difficult to reliably estimate its value, and, in the opinion of the Adviser, it does not reduce the Adviser’s expenses by a readily determinable amount. The extent to which the Adviser receives and makes use of research and brokerage services and other non-distribution-related services furnished by brokers is considered by the Adviser in the allocation of brokerage business, but there is no precise formula by which such business is allocated. The Adviser makes such brokerage allocations in accordance with its periodic evaluation of the performance of all aspects of brokerage services and its judgment of the best interests of the Adviser’s client accounts, including the Funds.

The Board of Trustees has adopted the policy of the Adviser to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of brokers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker for the promotion or sale of mutual fund shares by directing to the broker securities transactions or remuneration received or to be received from such portfolio securities transactions.

For the fiscal years September 30, 2022, September 30, 2023, and ended September 30, 2024, the Funds paid the following commissions to brokers:

	Fiscal Year Ended September 30, 2022	Fiscal Year Ended September 30, 2023	Fiscal Year Ended September 30, 2024
Focus Fund	$293,276	$205,219	$175,182
Growth Fund	$146,943	$101,950	$92,904
Midcap Growth Focus Fund	$121,240	$80,355	$123,592
International Opportunities Fund	$25,021	$43,448	$28,870
Global Fund	$226,207	$104,816	$132,841

Brokerage commissions paid by the Midcap Growth Focus Fund during the fiscal year ended September 30, 2024 increased substantially from the prior year due to an increase in the number of shares of domestic equities that were traded, for which commissions are charged at a fixed price per share traded. Brokerage commissions paid by the International Opportunities Fund during the fiscal year ended September 30, 2024 decreased substantially due in part to a normalization in brokerage commissions paid by the Fund following a period of repositioning of the Fund’s assets during the 2023 fiscal year related to the replacement of one of its portfolio managers. Brokerage commissions paid by the Focus Fund and the Growth Fund during the fiscal year ended September 30, 2023 decreased substantially due in part to lower portfolio turnover compared with the fiscal year ended September 30, 2022. Brokerage commissions paid by the Midcap Growth Focus Fund during the fiscal year ended September 30, 2023 decreased substantially due in part to a normalization in brokerage commissions paid by the Fund following a period of repositioning of the Fund’s assets during the 2022 fiscal year related to the replacement of its sole portfolio manager. Brokerage commissions paid by the International Opportunities Fund during the fiscal year ended September 30, 2023 increased substantially due in part to the repositioning of the Fund’s assets primarily related to changes to its portfolio management team during the 2023 fiscal year. Brokerage commissions paid by the Global Fund during the fiscal year ended September 30, 2023 decreased substantially due in part to lower portfolio turnover compared with the fiscal year ended September 30, 2022 and adjustments to the ratio of trading of securities of foreign issuers and domestic issuers during the 2023 fiscal year. The Funds did not pay any commissions to brokers who were affiliated with UMB Distribution Services, LLC or any affiliated person of UMB affiliates.

During the fiscal year ended September 30, 2024, the Adviser on behalf of the Funds directed certain brokerage transactions to brokers because of research and brokerage services provided as generally explained above. The Adviser utilizes commission sharing arrangements (“CSAs”) to assist in obtaining client commission benefits provided by brokers, such as research and brokerage services, by allocating a portion of certain eligible brokerage commissions to credit pools maintained by those brokers. Amounts in the credit pools are then used to obtain these services from brokers or other third parties. The Adviser also obtains client commission benefits through brokerage arrangements other than CSAs under which the Funds also pay commissions.

The amount of eligible commissions paid to brokers with which the Adviser maintains CSAs, amounts credited to CSA credit pools, and principal amount of transactions with CSA brokers, respectively, for each Fund during the fiscal year ended September 30, 2024 were as follows: for the Focus Fund, $97,114, $58,269, and $626,757,637; for the Growth Fund, $76,516, $45,910, and $445,999,322; for the Midcap Growth Focus Fund, $80,191, $48,110, and $247,328,128; for the International Opportunities Fund, $27,574, $16,559, and $40,296,751; and for the Global Fund, $118,526, $71,142, and $273,399,954.

The following information is provided with respect to the Funds’ “regular broker-dealers.” The term “regular broker-dealers” means generally, as of September 30, 2024, any of the ten brokers or dealers who, for the fiscal year ended September 30, 2024, (1) received the greatest dollar amount of brokerage commissions from the Funds, (2) engaged as principal in the largest dollar amount of portfolio transactions for the Funds, or (3) sold the largest dollar amount of securities of the Funds.

The chart below identifies each Fund’s “regular broker-dealers” the securities of which were purchased by a Fund during the fiscal year ended September 30, 2024 and the value of each Fund’s holdings of such securities as of September 30, 2024. Where a value is listed as zero, the Fund no longer held any securities of the indicated broker-dealer as of September 30, 2024.

Regular Brokers	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
JPMorgan Chase & Co.	$30,004,113	$0	$0	$0	$7,414,259

PORTFOLIO TURNOVER

Portfolio turnover may be substantially impacted by market conditions and may be greater than certain other funds due to the concentrated investment style of the Funds, and may vary over time because turnover rates for relatively concentrated growth portfolios may be substantially impacted by market conditions. During the fiscal year ended September 30, 2024, the portfolio turnover rate decreased significantly, when compared with the fiscal year ended September 30, 2023, for the Focus Fund from 76% to 47%, for the Growth Fund from 89% to 62%, and for the Global Fund from 82% to 44%. The decrease in the portfolio turnover rates for the Focus Fund, the Growth Fund, and the Global Fund was primarily due to an increase in the average market value for each of the Funds over the period. During the fiscal year ended September 30, 2023, the portfolio turnover rate increased substantially, when compared with the fiscal year ended September 30, 2022, for the International Opportunities Fund from 18% to 52%. The increase in the portfolio turnover rate for the International Opportunities Fund was the result of the repositioning of the Fund’s assets primarily related to changes to its portfolio management team during the 2023 fiscal year. During the fiscal year ended September 30, 2023, the portfolio turnover rate decreased, when compared with the fiscal year ended September 30, 2022, for the Focus Fund from 102% to 76%, for the Growth Fund from 117% to 89%, and for the Global Fund from 100% to 82%. Portfolio repositioning for the Focus Fund, the Growth Fund, and the Global Fund during the prior fiscal year resulted in higher portfolio turnover rates than anticipated under normal circumstances.

SECURITIES LENDING

None of the Funds engaged in any securities lending activities during the most recent fiscal year.

PERFORMANCE INFORMATION

From time to time, quotations of the Funds’ performance may be included in advertisements, sales literature, or reports to shareholders or prospective investors. These performance figures are calculated in the following manner.

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for periods of one year, five years, and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund’s shares and assume that all dividends and capital gain distributions during the respective periods were reinvested in Fund shares. Average annual total return (before taxes) is calculated by computing the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

P(1+T)n = ERV

Where:

T	=	average annual total return
P	=	a hypothetical initial payment of $1,000
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period.

It should be noted that average annual total return is based on historical performance and is not intended to indicate future performance. Average annual total return for each Fund will vary based on changes in market conditions and the level of the Fund’s expenses.

The average annual total return (after taxes on distributions) will be calculated according to the following formula:

P(1 + T)n = ATVD

Where:

P	=	a hypothetical initial payment of $1,000

T	=	average annual total return (after taxes on distributions),

n	=	number of years, and

ATVD	=	the ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemptions) will be calculated according to the following formula:

P(1+T)n = ATVDR

Where:

P	=	a hypothetical initial payment of $1,000

T	=	average annual total return (after taxes on distributions and redemption),

n	=	number of years, and

ATVDR	=	the ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on distributions and redemption.

In connection with communicating its average annual total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPARISON OF PORTFOLIO PERFORMANCE

Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally may not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), the NASDAQ Composite Index, the Russell 1000® Index, the Russell 1000® Growth Index, the Russell 2000® Index, the Russell 3000® Index, the Russell Midcap Growth® Index, the Wilshire 5000 Index, the Bloomberg U.S. Aggregate Bond Index, the MSCI Emerging Markets® Index, the MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”), the MSCI All Country World Index (“MSCI ACWI®” Index), and the MSCI All Country World ex-US Index (“MSCI ACWI ex-US®” Index).

From time to time, in advertising, marketing, and other Fund literature, the performance of a Fund may be compared to the performance of broad groups of mutual funds with similar investment goals, or other groups of mutual funds, as tracked by independent organizations such as Morningstar, Inc., Refinitiv, Lipper for Investment Management, and other independent organizations. These organizations typically determine independently of the Funds which group of other funds each Fund will be compared with. When these organizations’ tracking results are used to compare the Funds to other funds, a Fund may be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a Fund’s risk. From time to time, the average price/earnings ratio and other attributes of certain Fund portfolio securities may be compared to the average price/earnings ratio and other attributes of the securities that comprise the S&P 500 Index or other relevant indices or benchmarks such as those identified above. The Funds may also quote mutual fund ratings prepared by independent services or financial or industry publications.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in a Fund. The description may include a “risk/return spectrum” which compares a Fund to broad categories of funds, such as other equity funds, in terms of potential risks and returns. The share price and return of any equity fund will fluctuate. The description may also compare a Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit offer a fixed rate of return and are typically insured up to at least $250,000 per account by an agency of the U.S. government. The Funds are not insured by any program or entity.

Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are higher and more shares when prices are lower. While such a strategy does not ensure a profit or guard against loss, the investor’s average cost per share can at times be lower than if fixed numbers of shares are purchased at the same intervals.

The Funds may include in marketing or other Fund literature discussions or illustrations of general principles of investing, investment management techniques, economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, the effects of compounding, and tax and retirement planning. The Funds may also include discussions of investments in the Funds by employees of the Adviser.

TAX STATUS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders considering their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder (including temporary regulations), and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors regarding the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnership, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its total assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), two or more issuers controlled by the Fund that are determined to be engaged in the same business, or similar or related businesses, or of one or more qualified publicly traded partnerships.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes as dividends to shareholders, if the Fund distributes an amount at least equal to the sum of 90% of such Fund’s investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses) and 90% of such Fund’s net tax-exempt interest for the taxable year. Each Fund seeks to distribute all or substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must generally distribute dividends in respect of each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (taking into account certain adjustments and deferrals) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund did not pay income tax. To avoid application of the excise tax, each Fund intends to seek to make distributions in accordance with the calendar year distribution requirement whenever reasonably feasible.

A Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Internal Revenue Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that a Fund were to experience an ownership change as defined under the Internal Revenue Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November, or December of that year with a record date in such a month and paid by that Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS. Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or additional Fund shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by a Fund, may qualify for the dividends received deduction. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, reported by a Fund as capital gain dividends, are taxable to individual shareholders at the applicable long-term capital gains rate, whether paid in cash or in shares, regardless of how long the shareholder has held a Fund’s shares, and they are not eligible for the dividends received deduction in the case of corporate shareholders. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts, plus the Medicare tax discussed below, as applicable. These rates do not apply to corporate taxpayers. A Fund will separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by a Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period during a 121-day period beginning 60 days before the ex-dividend date with respect to any distributions of qualifying dividends in order to obtain the benefit of the preferential rate for dividends. Distributions resulting from a Fund’s investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the U.S. which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” Foreign tax credits associated with dividends from “qualified foreign corporations” will be limited to reflect the reduced U.S. tax on those dividends.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from MLPs through 2025. IRS regulations allow a regulated investment company to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of a Fund that have received taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through. However, the IRS regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.

Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under section 163(j) of the Internal Revenue Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that such Fund is eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of such Fund’s business interest income over the sum of such Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

If a Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain if the shareholder holds shares of the Fund as capital assets.

A distribution by a Fund generally will be taxable to a shareholder even though such distribution may reduce the net asset value of shares below the shareholder’s cost and thus represent a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them. This is known as “buying a dividend.”

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Federal law requires mutual fund companies to maintain a shareholder’s cost basis by tax lot and report gain/loss information and holding periods for sales of mutual fund shares that are “covered” securities to the Internal Revenue Service (“IRS”) and to shareholders on Form 1099-B. Mutual fund shares, such as shares of the Funds, acquired on or after January 1, 2012 are covered securities. The Funds are not responsible for maintaining and reporting share information for their shares that are not deemed “covered.”

The tax regulations require that the Funds elect a default tax identification methodology in order to perform the required reporting. The Funds have chosen the first-in-first-out method as the default tax lot identification method for their shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when a shareholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a shareholder’s Form 1099-B.

However, at the time of purchase or upon the sale of “covered” shares, shareholders may generally choose a different tax lot identification method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

FUND INVESTMENTS

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for U.S. federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

MARKET DISCOUNT. Some debt securities may be acquired by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for U.S. federal income tax purposes. The gain realized on the disposition of any debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

BELOW INVESTMENT-GRADE SECURITIES. A Fund may invest a portion of its net assets in below investment-grade instruments. Investments in these types of instruments may present special tax issues for the Funds. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by each of the Funds to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

OPTIONS, FUTURES, AND FOREIGN CURRENCY FORWARD CONTRACTS; STRADDLES. A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy its distribution requirements for relief from income and excise taxes. Each Fund will monitor its transactions and may make such tax elections as Fund management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments. The Funds’ status as regulated investment companies may limit their transactions involving foreign currency, futures, options, and forward contracts.

Certain transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the timing and character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

CURRENCY FLUCTUATIONS – “SECTION 988” GAINS OR LOSSES. Each Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes. Some of a Fund’s investments will be maintained and income therefrom calculated by reference to certain foreign currencies, and such calculations will not necessarily correspond to a Fund’s distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Furthermore, exchange control regulations may restrict the ability of a Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit a Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement for taxation as a regulated investment company. Even if a Fund satisfied the 90% distribution requirement in respect of a taxable year, these restrictions could inhibit its ability to distribute all of its income in order to be fully relieved of tax liability.

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables (including dividends) or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward, futures, and option contracts as well as similar financial instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of the acquisition of the security or other instrument and the date of disposition also are treated as ordinary gains or losses. These gains and losses, referred to under the Internal Revenue Code as “section 988” gains or losses, generally increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to shareholders, or, in some cases, as capital gain, rather than as an ordinary dividend.

CONSTRUCTIVE SALES. Under certain circumstances, a Fund may recognize gains from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract, or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code. Constructive sale treatment does not apply to certain transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning on the date such transaction was closed if certain conditions are met.

PASSIVE FOREIGN INVESTMENT COMPANIES. Each Fund may invest in shares of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gains from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given taxable year. If this election were made, the special rules discussed above relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior taxable years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

FOREIGN TAXES. Each Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. For any taxable year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, including a holding period requirement with respect to Fund shares, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any taxable year in which it elects to “pass through” foreign taxes to shareholders, a Fund will notify shareholders in a written statement the amount of such taxes and the sources of its income.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to that taxpayer’s total foreign source taxable income. For this purpose, the source of a Fund’s income flows through to its shareholders. With respect to each Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including section 988 gains (defined above), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the relevant Fund.

The foregoing is only a general description of the foreign tax credit. Because the application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to contact their tax advisors.

Other Investment Companies. If a Fund invests in shares of other investment companies that are taxed as regulated investment companies (“underlying funds”), the Fund will not be able to offset gains realized by one underlying fund in which the Fund invests against losses realized by another underlying fund in which the Fund invests. Redemptions of shares in an underlying fund could also result in a gain and/or income to the Fund. The Fund’s investment in other regulated investment companies could therefore affect the amount, timing, and character of distributions to shareholders. Redemptions of shares in an underlying fund could also cause additional distributable gains to shareholders.

DISPOSITION OF SHARES. Upon a redemption, sale, or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon the amount realized and the shareholder’s basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund’s shares held by the shareholder for six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING. The Funds will be required to report to the IRS all distributions and gross proceeds from the redemption of the Funds’ shares, except in the case of certain exempt shareholders. All distributions and proceeds from the redemption of a Fund’s shares will be subject to withholding of U.S. federal income tax at the applicable rate (“backup withholding”) in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder’s correct taxpayer identification number or social security number (each, a “TIN”), (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability if the appropriate information is provided to the IRS. Failure by a shareholder to furnish a certified TIN to the Fund could subject the shareholder to penalties imposed by the IRS.

OTHER TAXATION. Distributions may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above and such shareholders will generally be subject to 30% U.S. withholding tax on distributions by the Funds and may also be subject to U.S. estate taxes on shares held in a Fund, but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) to such a non-U.S. shareholder generally will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund generally will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or otherwise be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account and an account holder is unable to be contacted by the Funds at their address of record within the time periods specified by various state laws. Escheatment of an IRA account will be subject to 10% federal withholding tax and treated as a taxable distribution to you.

This discussion does not address all of the tax consequences applicable to the Funds or shareholders, and shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

NET ASSET VALUE

Shares are purchased at their net asset value per share. Each Fund share class calculates its net asset value per share (“NAV”) as follows:

NAV Per Share Class:	(Value of Fund Assets Attributable to the Share Class) – (Fund Liabilities Attributable to the Share Class)
Number of Outstanding Shares Attributable to the Share Class

Net asset value is generally calculated as of the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) every day that the NYSE is open.

A security listed or traded on a recognized stock exchange is generally valued at its last sale price quoted on that exchange as provided by a pricing source authorized by the Board of Trustees. Securities traded on NASDAQ generally will be valued at the NASDAQ Official Closing Price. If no last sale price or official closing price is reported by an authorized pricing source on the valuation date, the most current bid price as provided by an authorized pricing source generally will be used. Other over-the-counter securities for which market quotations are readily available will typically be priced using the last sale price as provided by an authorized pricing source.

As described in the Funds’ Prospectus, the Funds’ investments are priced or valued based on market value, or when market quotations for these investments are not readily available, based on fair value as determined in good faith by the Adviser, as the Board’s valuation designee (as defined in Rule 2a-5 under the 1940 Act) (with the assistance of other service providers such as the Fund Accountant) in accordance with established procedures and under the general supervision of the Funds’ Board of Trustees. The Adviser will generally fair value price one or more of a Fund’s foreign portfolio securities or other securities if market quotations for some securities are not readily available, if a significant event after market closing affects the value of certain securities, if closing quotations for securities otherwise appear to be stale or unreliable, or if other changes or volatility in U.S. markets may affect the value of certain foreign securities. A Fund that holds foreign securities may rely frequently on fair value pricing. The Adviser uses pricing services authorized by the Board of Trustees to assist in determining the market value of portfolio securities and other investments. In addition, the Board of Trustees has authorized the use of pricing services to assist the Adviser in valuing certain securities listed or traded on foreign securities exchanges in the Funds’ portfolios in circumstances when changes or volatility in U.S. markets, as represented by, for example, the S&P 500 Index, may affect the value of certain foreign securities. Debt securities which will mature in more than 60 days are generally valued at their bid prices furnished by a pricing service approved by the Trustees subject to review of the appropriate price by the Adviser. Debt securities which will mature in 60 days or less are valued at amortized cost if it approximates market value.

Generally, trading in most markets for foreign securities, as well as U.S. Government securities and certain cash equivalents and repurchase agreements, is substantially completed each day at various times prior to the close of trading on the NYSE. The values of those securities used in computing the NAV of the shares of the Funds are generally determined as of such earlier times, except as otherwise discussed in this section. For purposes of determining the NAV of each Fund, assets and liabilities initially expressed in foreign currencies will generally be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars furnished by a pricing service approved by the Trustees. To the extent practicable, foreign currency exchange rates will be determined as of or near the close of the NYSE, but in the case of certain instruments, foreign currency exchange rates may be determined some hours prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE that may not be reflected in the computation of NAV. As described above and in the Funds’ Prospectus, the securities may be valued at their fair value as determined in good faith in accordance with established procedures and under the general supervision of the Trustees in certain circumstances, such as if market quotations for some securities are not readily available, if a significant event after market closing affects the value of certain securities, if closing quotations for securities otherwise appear to be stale or unreliable, or if other changes or volatility in U.S. markets may at times affect the value of certain foreign securities.

Each Fund’s share class NAV will be calculated separately from the NAV of any other portfolio of the Trust. “Assets belonging to” a Fund consist of the consideration received upon the issuance of shares of the particular Fund’s share class together with all portfolio securities and investments, net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular series. Each Fund will be charged with the direct liabilities of that Fund and with a share of the general liabilities of the Trust’s Funds. Subject to the provisions of the Trust’s organizational instrument, determinations by the Trustees as to the direct and allocable expenses, and the allocable portion of any general assets with respect to a particular series of the Trust or share class, are conclusive.

CAPITAL STRUCTURE

DESCRIPTION OF SHARES. The Trust is an open-end management investment company organized as a Delaware statutory trust on October 1, 1997. The Trust’s Trust Instrument authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest. Each share of the Funds has equal voting, dividend, distribution, and liquidation rights.

Shares of the Trust have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Trust’s shares will be fully paid and non-assessable.

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or applicable Delaware law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a “majority of the outstanding shares” (as defined in the 1940 Act) of each fund affected by the matter. A fund is affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of that fund. Under Rule 18f-2, the approval of an investment advisory agreement or Rule 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a “majority of the outstanding shares” (as defined in the 1940 Act) of the fund. However, the rule also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Trust voting without regard to particular funds. Notwithstanding any provision of Delaware law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Trust outstanding (or of a class or series of the Trust, as applicable) will be effective, except to the extent otherwise required by the 1940 Act and rules thereunder. In addition, the Trust Instrument provides that, to the extent consistent with Delaware law and other applicable law, the By-Laws may provide for authorization to be given by the affirmative vote of the holders of less than a majority of the total number of shares of the Trust outstanding (or of a class or series).

If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

HOW TO BUY AND SELL FUND SHARES

The right of redemption may be suspended by the Funds, or the date of payment may be postponed beyond the normal period of up to seven days after receipt of notice of redemption, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the NYSE is closed, other than customary weekend or holiday closings, or (b) during which trading on the NYSE is restricted as determined by the SEC; (2) for any period during which an emergency exists, as determined by the SEC, as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for a Fund to determine the value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Funds’ shareholders.

The value of shares of a Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of that Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of a Fund, the loss may be disallowed for U.S. federal tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Funds to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Funds (“redemptions in kind”). The Funds have adopted written procedures stating certain principles that apply if they elect to process redemptions in kind. However, the Funds are obligated under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund’s net assets if that is less) in any 90-day period. Portfolio securities delivered in payment of redemptions will be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such portfolio securities may incur brokerage costs on any sales of those securities.

Any redemption or transfer of ownership request for corporate accounts will require the following written documentation:

(1) An original written Letter of Instruction signed by the required number of authorized officers, along with their respective positions. For redemption requests in excess of $100,000, the written request must be Medallion signature guaranteed. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges, registered securities associations, or clearing agencies who participate in the Securities Transfer Association Medallion Program.

(2) A certified Corporate Resolution that states the date the Resolution was duly adopted and states who is empowered to act, transfer, or sell assets on behalf of the corporation.

(3) If the Corporate Resolution is more than 60 days old from the date of the transaction request, a Certificate of Incumbency from the Corporate Secretary which specifically states that the officer or officers named in the resolution have the authority to act on the account. The Certificate of Incumbency must be dated within 60 days of the requested transaction. If the Corporate Resolution confers authority on officers by title and not by name, the Certificate of Incumbency must name the officer(s) and their title(s).

IN-KIND PURCHASES. The Trust, in its sole discretion, may, but is not required to, accept purchases of Fund shares by means of in-kind contributions of selected portfolio securities under certain circumstances. An in-kind contribution must be made in the form of securities that are permissible and appropriate investments for the Funds as described in the Prospectus as determined by the Adviser. The Funds will have complete discretion to reject any or all securities offered in connection with a proposed in-kind contribution, and generally will require that any securities considered for such a contribution be liquid, have a readily ascertainable market value, and not be subject to resale or other restrictions or conditions. The Funds will also require, among other things, that the securities accepted for an in-kind contribution be valued in the same manner as they would be valued for purposes of computing a Fund’s NAV, and that the Funds receive satisfactory assurances that the securities have been or will be transferred without encumbrance to the Funds.

The Funds may incur brokerage commissions or fees for trading by the Funds in connection with an in-kind purchase of Fund shares. The Funds will not be liable for any brokerage commission or fee (except for customary transfer fees) that you may incur in connection with an in-kind purchase of Fund shares. Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult their tax adviser to determine the tax consequences under U.S. federal and state law of making such a purchase.

AUTOMATIC INVESTMENT PLAN. The Funds offer an Automatic Investment Plan whereby an investor may automatically purchase shares of the Funds on a regular basis ($50 minimum per transaction). Under the Automatic Investment Plan, an investor’s designated bank or other financial institution debits a pre-authorized amount from the investor’s account each designated period and applies the amount to the purchase of a Fund’s shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House (“ACH”). Also, the designated Fund must be qualified for sale in those states in which it is required. You may enroll in the Automatic Investment Plan by completing the appropriate section of the Account Application. If you wish to establish an Automatic Investment Plan after your account has been opened, please contact the transfer agent at 888-860-8686.

Automatic Investment Plan transactions are scheduled for the 5th, 10th, 15th, and 20th of every month. Transactions also may be scheduled monthly, quarterly, semi-annually, or annually. No service fee is currently charged by the Funds for participation in the Automatic Investment Plan. A $20 fee will be imposed by the Funds if sufficient funds are not available in your account or your account is closed at the time of the automatic transaction and your purchase will be canceled. You will also be responsible for any losses suffered by the Funds as a result. Changes to bank information must be made in writing and signed by all registered holders of the account with Medallion signatures guaranteed. A full redemption of all funds from your account will automatically discontinue Automatic Investment Plan privileges. Termination instructions must be received by the Funds five business days prior to the effective date of termination.

SYSTEMATIC WITHDRAWAL PLAN. The Funds offer a Systematic Withdrawal Plan which allows you to designate that a fixed amount ($100 minimum per transaction limited to those shareholders with a balance of $10,000 or greater upon commencement of participation in the Systematic Withdrawal Plan) be redeemed and distributed to you at regular intervals. Redemptions take place on the 5th, 10th, 15th, or 20th of the month but if the day you designate falls on a Saturday, Sunday, or legal holiday, the distribution shall be made on the following business day unless that business day falls on year end, in which case it will occur on the prior business day. Any changes made to the distribution information must be made in writing and signed by each registered holder of the account with Medallion signatures guaranteed.

The Systematic Withdrawal Plan may be terminated by you at any time without charge or penalty, and the Funds reserve the right to terminate or modify the Systematic Withdrawal Plan upon 60 days’ written notice. Withdrawals involve redemption of Fund shares and may result in a gain or loss for U.S. federal income tax purposes. An application for participation in the Systematic Withdrawal Plan may be obtained from the Transfer Agent by calling 888-860-8686.

RETIREMENT PLANS. The Funds offer retirement plans that may allow investors to defer some of their income from taxes. Descriptions of the plans, application forms, as well as descriptions of applicable service fees and certain limitations on contributions and withdrawals, are available by calling the Transfer Agent at 888-860-8686.

HOW TO EXCHANGE SHARES

As explained in the Prospectus, the Funds’ shareholders may exchange the shares they own of a particular class of any Marsico Fund for the shares of that class of any other Marsico Fund.

CONVERSION OF SHARES

As explained in the Prospectus, each Fund reserves the right to convert shareholders from one class to another if shareholders either no longer qualify as eligible for their existing class or if they become eligible for another class. Share conversions can occur, at the shareholder’s option, between each share class of a Fund which a shareholder qualifies to invest in. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Each Fund reserves the right to convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. The Funds are not required to automatically convert shares on their own initiative. A Fund will notify affected shareholders in writing prior to any mandatory conversion. A mandatory conversion will be effected on the basis of the relative NAV of the two classes without the imposition of any sales load, fee or other charge.

FINANCIAL STATEMENTS

The financial statements of the Funds appearing in the Funds’ filing on Form N-CSR for the fiscal year ended September 30, 2024 have been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, and are incorporated herein by reference.

DISTRIBUTION

The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Distribution Services, LLC (the “Distributor”) formerly known as UMB Distribution Services (“UMBDS”). On December 6, 2024, Foreside Financial Group, LLC acquired all of the equity interests of UMBDS and renamed it Distribution Services, LLC. The terms of agreement with the Distributor are materially the same as the distribution agreement with UMBDS, effective as of November 14, 2002, as amended. Under the Distribution Agreement, the Distributor serves as each Fund’s principal underwriter and acts as exclusive agent for the Funds in selling their shares to the public. The Institutional Class shares of the Funds are not subject to a 12b-1 fee. Under the Distribution Agreement for the marketing and distribution services provided, each Fund pays the Distributor a fee at an annual rate beginning at 0.0175% of each Fund’s average daily net assets and decreasing as the assets of each Fund reach certain asset levels, subject to a minimum annual fee of $10,000 per Fund for that component of the fee, plus additional fees relating to certain specific services and reimbursement of certain expenses. Total distribution fees paid to the Distributor and to other financial intermediaries involved in distributing shares of the Funds are limited to 0.25% of each Fund’s average daily net assets attributable to Investor Class shares. If the distribution fees exceed 0.25% of a Fund’s average daily net assets attributable to Investor Class shares, the Fund will not pay the difference. Any distribution-related amount in excess of 0.25% for Investor Class shares will be borne by Marsico Capital and will not be recouped by Marsico Capital from the Funds thereafter. The Distribution Agreement also provides for additional fees for certain distribution-related services including call management, fulfillment, marketing and advertising, and other expenses.

During the fiscal year ended September 30, 2022, UMBDS earned as compensation for underwriting $74,024 from the Focus Fund Investor Class shares, $49,259 from the Growth Fund Investor Class shares, $45,891 from the Midcap Growth Focus Fund Investor Class shares, $9,340 from the International Opportunities Fund Investor Class shares, and $36,600 from the Global Fund Investor Class shares. During the fiscal year ended September 30, 2023, UMBDS earned as compensation for underwriting $63,847 from the Focus Fund Investor Class shares, $40,980 from the Growth Fund Investor Class shares, $38,728 from the Midcap Growth Focus Fund Investor Class shares, $9,178 from the International Opportunities Fund Investor Class shares, and $25,361 from the Global Fund Investor Class shares. During the fiscal year ended September 30, 2024, UMBDS earned as compensation for underwriting $73,845 from the Focus Fund Investor Class shares, $52,001 from the Growth Fund Investor Class shares, $41,666 from the Midcap Growth Focus Fund Investor Class shares, $9,256 from the International Opportunities Fund Investor Class shares, and $29,672 from the Global Fund Investor Class shares. Institutional Class shares commenced operations on December 6, 2021 and are not subject to a 12b-1 fee.

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have adopted Codes of Ethics (“Codes”) governing personal trading activities of all officers, Trustees, and employees of the Trust, all officers, principals, and employees of the Adviser, and certain officers of the Distributor. Under the Trust’s and Adviser’s Codes, certain persons are required to preclear all purchases and sales of common stocks and certain other securities. Under the Distributor’s Code, while these persons may invest in securities, including those that may be purchased or held by the Funds, the personal trading of such persons is subject to certain restrictions including blackout periods and preapproval requirements for limited offerings and initial public offerings. The Trust, Adviser, and Distributor have developed procedures for administration of their respective Codes.

PROXY VOTING

The Board of Trustees of the Trust has adopted a proxy voting policy pursuant to which the Trustees have delegated proxy voting responsibility to Marsico Capital in accordance with Marsico Capital’s proxy voting policy and procedures (the “Marsico Capital Policy”) (described below). The Trust believes that the Marsico Capital Policy is reasonably applicable to all of the Funds, as that policy notes that Marsico Capital’s clients generally share similar investment objectives (such as long-term growth of capital) and similar principal strategies, and therefore share similar interests in the voting of proxies relating to securities held in their accounts. The Trustees initially reviewed and approved the Marsico Capital Policy and are advised of material amendments to the policy from time to time. The Trust’s proxy voting policy was last amended effective February 12, 2020. Marsico Capital’s proxy voting policy was last amended effective August 29, 2024.

Under the Trust’s proxy voting policy, if in unusual circumstances the Adviser becomes aware of the appearance that it may have a potential material conflict of interest in how it votes certain proxies (such as if the Adviser knows that a proxy issuer is also a Marsico Capital client), the Adviser generally will, to avoid appearance concerns, follow an alternative procedure described in the Adviser’s proxy voting policy and the Trust’s policy rather than vote ballots in accordance with its own determinations. Examples of alternative procedures that the Adviser may use to resolve apparent material conflicts and are acceptable to the Trust include, without limitation: (i) directing the issuer, its representatives, or an independent service provider to cause the proxies of Adviser client accounts (such as the Funds) to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders, if such a process appears reasonably feasible; (ii) following other procedures that are reasonably designed to minimize or avoid reasonable concerns about the Adviser’s voting securities when it may have a material conflict of interest, such as notifying affected clients (such as the Trust’s Board of Trustees or a Board committee or representative) of the conflict of interest (if it is reasonably feasible to do so), and seeking a waiver of the conflict to permit Marsico Capital to vote the proxies in accordance with its determination; (iii) abstaining or taking no action on the proxies when, without limitation, service providers cannot echo vote proxies of certain securities (such as those issued by foreign companies), or in other cases when alternative voting procedures are not desirable; or (iv) forwarding the proxies to clients (such as the Trust’s Board of Trustees or a Board committee or representative), so that the clients (such as the Board or committee or representative) may vote the proxies themselves. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year is available: (1) without charge, upon request, by calling 888-860-8686, and (2) in the Trust’s Form N-PX available on the SEC’s website at www.sec.gov.

The Trust’s proxy voting policy and the Marsico Capital Policy seek to ensure that, to the extent reasonably feasible, proxy ballots and proposals (together “proxies” or “proposals”) relating to securities held in client accounts (including Fund portfolios) for which the portfolios receive timely notice in good order are voted or otherwise processed (such as through a decision to abstain or take no action) in the best interests of Marsico Capital’s clients (including the Funds and their shareholders) in the economic appreciation of their investments in each Fund or other account managed by Marsico Capital over the long term (“best interests”). Marsico Capital’s security analysts are required to review proxy proposals as part of their monitoring of portfolio companies held in client accounts. Marsico Capital generally seeks certain qualities in companies selected for clients, which usually include good management teams (including managements and boards of directors) that appear to seek to serve shareholder interests. Marsico Capital believes that the management teams of most companies it invests in appear to seek to serve shareholder interests, including when making recommendations on voting proxies relating to those companies. Therefore, when those companies issue proxies, Marsico Capital believes that related recommendations by managements or boards of directors often are in the best interests of company shareholders including Marsico Capital’s clients (such as the Funds). As a result, Marsico Capital believes that voting proxy proposals in the best interests of clients (such as the Funds) usually, though not always, means voting in accordance with the recommendations of those companies’ managements or boards of directors, except in certain situations described in the Marsico Capital Policy.

In certain circumstances, Marsico Capital’s vote-by-vote analysis of proxy proposals could lead it to take a different view from managements or boards of directors, and vote in a manner not in accordance with a management or board recommendation (or abstain or take no action) based on factors it deems relevant, provided that in the Adviser’s view such a vote appears consistent with the best interests of its clients (such as the Funds). For example, at times Marsico Capital may conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as Marsico Capital may deem desirable or may be disregarded in the best interests of Marsico Capital’s clients, as viewed by Marsico Capital.

The Marsico Capital Policy states that the Adviser may use proxy service providers to assist in functions such as translating proxy materials, processing the Adviser’s own voting instructions, maintaining voting records, assisting in preparing reports to the Adviser’s clients or the SEC, and providing research or other information about proxy issues as one input in the Adviser’s own decision-making process. The policy notes that the Adviser conducts practical checks on proxy service providers’ output from time to time, and seeks to neutralize any potential conflicts of interest that a proxy service provider might have in providing certain research or voting recommendations by typically requiring the Adviser’s own security analysts either to follow the Adviser’s preference for usually voting proxies as recommended by the managements or boards of portfolio companies, or to prepare a written rationale for each proxy vote without relying on service provider recommendations.

The Marsico Capital Policy says that it may at times process proxy proposals without voting them, such as by making a decision to abstain from voting or to take no action. Examples of circumstances in which Marsico Capital may abstain from voting or take no action include, without limitation: when companies issue proxies relating to securities that Marsico Capital has decided to sell or did not select for a portfolio; when voting may be unduly burdensome or expensive; or for other reasons described in the Marsico Capital Policy. Marsico Capital may be unable to vote or otherwise process proxy ballots that are not received or cannot be processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond Marsico Capital’s control.

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS. Thomas F. Marsico, Peter C. Marsico, and James D. Marsico are the portfolio managers of the Focus Fund, the Growth Fund, the Midcap Growth Focus Fund, the International Opportunities Fund, and the Global Fund. The following table lists the number and types of accounts (other than the Marsico Funds) managed by each of Messrs. T. Marsico, P. Marsico, and J. Marsico and the assets under management in those accounts. Information with respect to Messrs. T. Marsico, P. Marsico, and J. Marsico, is provided as of September 30, 2024 (or as otherwise indicated).

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Thomas F. Marsico	0	$0	1	$180.9	27	$1,568.8 (includes four model portfolios*)	$1,749.7
Accounts where a portion of the advisory fee is based on account performance (subset of above)	0	$0	0	$0	0	$0	$0
Peter C. Marsico	0	$0	1	$180.9	22	$1,552.2 (includes three model portfolios**)	$1,733.1
Accounts where a portion of the advisory fee is based on account performance (subset of above)	0	$0	0	$0	0	$0	$0
James D. Marsico	0	$0	1	$180.9	24	$1,554.6 (includes three model portfolios**)	$1,735.5
Accounts where a portion of the advisory fee is based on account performance (subset of above)	0	$0	0	$0	0	$0	$0

*       The model portfolios represent approximately $108.1 million in four managed account programs that may have a number of underlying accounts.

**     The model portfolios represent approximately $99.7 million in three managed account programs that may have a number of underlying client accounts.

As indicated in the table above, a portfolio manager for the Funds may also manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico Capital does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico Capital seeks to manage competing demands for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the manager may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different investment platforms, account types, opening or funding dates, cash flows, client-specific objectives or restrictions, or for other reasons. Accordingly, the performance of each account managed by a portfolio manager will vary.

Side-by-side management of an account that may pay a performance fee with other accounts could in some circumstances create potential conflicts of interest. For example, an adviser that receives a performance fee for one account might potentially have an incentive to devote more attention to investment decisions for that account, allocate investment opportunities more favorably to that account, and/or take greater investment risks in that account. Marsico Capital currently does not maintain performance-based fee arrangements but reserves the right to negotiate such fees with qualified clients at any time.

In practice, however, Marsico Capital seeks to avoid favoring any single account over others. Marsico Capital’s compliance department periodically reviews and compares the performance of client accounts managed under similar strategies to seek to ensure that any material dispersion is attributable to reasonable causes.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several contemporaneous client trade orders in a single security. Under Marsico Capital’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico Capital’s policy generally to seek to ensure that, over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate occasionally in such offerings and will not be unfairly disadvantaged. Consistent with this approach, Marsico Capital has adopted policies and procedures for allocating transactions fairly across multiple accounts over the long term. Marsico Capital’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be unfairly preferential over the long term to certain accounts. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which seek to minimize potential conflicts of interest that may arise because the Adviser advises multiple accounts. In addition, the Adviser monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of the Trust and the Adviser, including the Adviser’s and the Trust’s Code of Ethics.

PORTFOLIO MANAGER COMPENSATION. The compensation package for portfolio managers of Marsico Capital includes a base salary that is reevaluated periodically. Base salary is typically based on two primary factors: (1) Marsico Capital’s overall profitability for the period, and (2) individual achievements and contributions benefitting Marsico Capital’s clients and the firm. Compensation may be adjusted upward (or downward) based on similar factors, and also may include an occasional cash bonus. No other special employee incentive arrangements are currently in place or planned.

Portfolio manager compensation generally takes into account, among other factors, the overall performance of accounts for which the portfolio manager provides investment advisory services. Portfolio managers do not receive special consideration based solely on the performance of particular accounts, such as any account for which Marsico Capital earns a share of a performance-based fee.

In addition to cash compensation, Marsico Capital’s portfolio managers generally participate in other Marsico Capital benefits such as health insurance and retirement plans on the same basis as other Marsico Capital employees.

As a general matter, Marsico Capital does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolio risks, Marsico Capital may evaluate a portfolio manager’s performance over periods longer than the immediate compensation period and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico Capital’s investment management team, contributions to Marsico Capital’s overall performance, discrete securities analysis, idea generation, ability and willingness to support and train other analysts, and other considerations.

PORTFOLIO MANAGER FUND OWNERSHIP. The dollar range of equity securities beneficially owned by a Fund’s portfolio manager in the Fund(s) he manages as of September 30, 2024 is as follows:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Thomas F. Marsico	Focus Fund	Over $1,000,000
	Growth Fund	Over $1,000,000
	Midcap Growth Focus Fund	Over $1,000,000
	International Opportunities Fund	Over $1,000,000
	Global Fund	Over $1,000,000
Peter C. Marsico	Focus Fund	None
	Growth Fund	Over $1,000,000
	Midcap Growth Focus Fund	None
	International Opportunities Fund	None
	Global Fund	$100,001-$500,000

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
James D. Marsico	Focus Fund	$100,001-$500,000
	Growth Fund	$500,001-$1,000,000
	Midcap Growth Focus Fund	$100,001-$500,000
	International Opportunities Fund	$100,001-$500,000
	Global Fund	$100,001-$500,000

DISCLOSURE OF CURRENT PORTFOLIO HOLDINGS

The Funds have adopted, as amended, the following policies and procedures relating to disclosure of the Funds’ current portfolios. The disclosure policies and procedures are supplemented by related policies and procedures of the Trust and Marsico Capital, including the Trust’s policies and procedures addressing market timing, the Trust’s Code of Ethics, and Marsico Capital’s insider trading policies and procedures. Taken together, these policies and procedures seek to ensure that information about the Funds’ current portfolio holdings is not misused for inappropriate purposes that might materially harm the interests of the Funds or their shareholders (such as predatory “front-running” or “free-riding” if it would materially adversely affect the Funds or shareholders), while also regularly disclosing the Funds’ holdings for legitimate purposes, such as providing appropriate information to regulatory authorities, shareholders, potential investors (subject to appropriate limitations), service providers that need the information to conduct Fund operations, evaluate Fund performance or investment attributes, or for other purposes consistent with the best interests of shareholders.

The Funds’ disclosure policies and procedures are primarily designed to address disclosures that identify a particular Fund and provide detailed information (including specific numbers of particular securities held) about that Fund’s current portfolio (“current portfolio(s) of the Fund(s)”). Information about securities holdings that are not identified as holdings of a particular Fund (such as, without limitation, information about aggregate holdings of multiple clients of the Adviser), or information that identifies a Fund and a limited number of holdings of the Fund without providing other detailed information about the current portfolio of the Fund, generally does not expose the Funds to concerns about the confidentiality of the Funds’ current portfolio holdings.

Disclosure of Current Portfolios of the Funds to Shareholders and the Public. In accordance with the Fund’s disclosure policies and procedures, a schedule of the portfolios of the Funds as they existed at the end of a given calendar month is generally posted for the convenience of shareholders and the public on the Marsico Funds public website at marsicofunds.com approximately 30 days after the end of that month. Each calendar month’s information generally will remain accessible on that website until the posting of the following month’s schedule of holdings. You may view a Fund’s schedule of portfolio holdings for the most recently posted month online at marsicofunds.com or obtain a copy of the schedule by calling 888-860-8686.

The Funds also file with the SEC complete schedules of the portfolio holdings of the Funds on Exhibit F to Form N-PORT (for the first and third quarters of each fiscal year) and in the Funds’ Annual and Semi-Annual Financial Statements and Other Information included in its Form N-CSR filings (for the second and fourth quarters of each fiscal year). The Funds’ Forms N-PORT and N-CSR filings are available on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings included on Exhibit F to Form N-PORT (for the first and third quarters of each fiscal year) and the Funds’ Annual and Semi-Annual Financial Statements and Other Information are also available at marsicofunds.com.

The Funds or Marsico Capital also disclose information about the current portfolios of the Funds to other persons as generally outlined below.

The Use of Current Portfolios of the Funds in Connection With Fund Operations. The Funds or Marsico Capital necessarily disclose information about the current portfolios of the Funds to service providers who need the information to conduct Fund operations, evaluate Fund performance or investment attributes, or for other purposes consistent with the best interests of shareholders when there is a legitimate business purpose for disclosure and reasonable expectations that information will not be misused for inappropriate purposes.

Service providers involved in Fund operations and related activities that need to receive portfolio holdings information include, without limitation: the Funds’ Independent Trustees; Marsico Capital and its officers, directors, and employees; the Funds’ auditors; the Funds’ custodian and fund accountant; the Funds’ principal underwriter, transfer agent, and administrator; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; proxy voting service providers; financial printers; pricing service vendors to the Funds or Marsico Capital; counsel to the Funds, to Marsico Capital, or to the Independent Trustees; third parties that calculate information derived from holdings for use by the Funds, Marsico Capital, or its affiliates; ratings and rankings organizations; regulatory authorities; other service providers to the Funds or Marsico Capital; or other persons that the Funds or Marsico Capital reasonably believe will not misuse the disclosed information or are legally entitled to receive it. These service providers generally are required by explicit agreement or by virtue of fiduciary or other duties to the Funds or Marsico Capital to maintain the confidentiality of the information disclosed.

Other Uses of Current Portfolios of the Funds. In addition, the Funds or Marsico Capital may from time to time disclose information about the current portfolios of the Funds to certain service providers not directly involved in Fund operations such as, for example, software system vendors that provide general services to Marsico Capital, research services, portfolio analysis services, and proxy voting service providers, among other persons, or to other persons that the Funds or Marsico Capital reasonably believe will not misuse the disclosed information, or to persons who are legally entitled to receive the information. These persons generally may be required by explicit agreement or fiduciary or other duties to maintain the confidentiality of the information disclosed. The frequency of disclosure varies and may be as frequent as daily, with no lag. Disclosures of this type may be reviewed by the Funds’ CCO or other Fund officers to determine whether, based on the specific facts and circumstances, the disclosure appears unlikely to result in harm to a Fund. If no other assurances exist, the Funds or the CCO may request such parties to agree specifically that the information will be kept confidential and will not be traded upon.

Ongoing operations may at times necessitate that persons not listed below receive information about the current portfolios of the Funds, or that persons listed below may no longer receive such information. The Fund CCO may allow additional disclosures of a Fund’s portfolio holdings information when such disclosures appear to be generally consistent with the interests of Fund shareholders and the Funds’ disclosure policy.

●	Software system vendors, including providers of trade order management systems (such as Virtu Financial and Athena Systems) and investment advisory accounting systems (such as SS&C Advent, and Intercontinental Exchange), that may receive lists of securities contained in portfolios managed by Marsico Capital, including current portfolios of the Funds, with or without weightings, in order to provide relevant software services to Marsico Capital;
●	Research services (such as Bloomberg L.P., and Institutional Shareholder Services) that may receive lists of securities contained in portfolios managed by Marsico Capital, including current portfolios of the Funds, with or without weightings, in order to provide investment research or investment attribution analysis information to Marsico Capital;

●	Portfolio analysis services (such as FactSet), which may receive lists of securities contained in portfolios managed by Marsico Capital, including current portfolios of the Funds, with or without weightings, in order to provide statistical reports on portfolio characteristics and investment attribution analysis;
●	Ratings and rankings organizations (such as Morningstar and Lipper), which may receive lists of securities contained in portfolios managed by Marsico Capital, including current portfolios of the Funds, with or without weightings, in order to track performance and portfolio characteristics.
●	A proxy voting administrator (such as Broadridge Financial Solutions, Inc.).

The Funds do not regard information about portfolios of the Funds that is more than 90 days old as current, and such information is not subject to these policies or procedures. Neither the Trust nor Marsico Capital knowingly enter into any arrangements in which they would receive compensation or other consideration in exchange for the disclosure of current portfolios of the Funds.

The Board of Trustees of the Trust exercises oversight of disclosure of current portfolios of the Funds by reviewing and approving the initial Fund policies and procedures discussed above, being advised of material changes, and receiving periodic reports and other information including reports of any material violations of these policies and procedures, and periodically reviewing and ratifying other relevant documents such as the Prospectus and Statement of Additional Information.

SERVICE PROVIDERS

Investment Adviser

Marsico Capital Management, LLC, 1200 17th Street, Suite 1700, Denver, CO 80202

Administrator

UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212

Distributor

Distribution Services, LLC, 3 Canal Plaza, Suite 100 Portland, Maine 04101

Counsel

Dechert LLP, 3 Bryant Park, 1095 Avenue of the Americas, New York, NY 10036

Custodian

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, CO 80202

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS

(a)(1)	Trust Instrument - Incorporated by reference to Exhibit (1)(a) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on October 1, 1997.

(2)	Amended Schedule A to the Trust Instrument – Incorporated by reference to Exhibit (a)(2) to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on December 28, 2010.

(3)	Certificate of Trust – Incorporated by reference to Exhibit (1)(b) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on October 1, 1997.

(4)	Amendment to Trust Instrument dated May 14, 2014 – Incorporated by reference to Exhibit (a)(4) to the Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 29, 2015.

(5)	Amendment to Trust Instrument dated August 12, 2015 – Incorporated by reference to Exhibit (a)(5) to the Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 28, 2016.

(b)	By-Laws - Incorporated by reference to Exhibit (2) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on October 1, 1997.

(c)	Not Applicable

(d)(1)	Amended Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico Focus Fund – Incorporated by reference to Exhibit (d)(1) to the Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 28, 2016.

(2)	Amended Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico Growth Fund – Incorporated by reference to Exhibit (d)(2) to the Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 28, 2016.

(3)	Amended Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico 21st Century Fund – Incorporated by reference to Exhibit (d)(3) to the Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 28, 2016.

(4)	Amended Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico International Opportunities Fund – Incorporated by reference to Exhibit (d)(4) to the Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 28, 2016.

(5)	Amended Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico Global Fund – Incorporated by reference to Exhibit (d)(6) to the Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 28, 2016.

(e)(1)	Amended and Restated Distribution Agreement - Incorporated by reference to Exhibit (e) to the Post-Effective Amendment No. 9 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on November 27, 2002.

(2)	Amended and Restated Schedule A to the Amended and Restated Distribution Agreement - Incorporated by reference to Exhibit (e)(2) to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on December 28, 2010.

(3)	Amended and Restated Schedule A to the Amended and Restated Distribution Agreement – Incorporated by reference to Exhibit (e)(3) to the Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 30, 2013.

(4)	Second Amended and Restated Schedule B to the Amended and Restated Distribution Agreement – Incorporated by reference to Exhibit (e)(4) to the Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 29, 2015.

(5)	Amendment Agreement containing Third Amended and Restated Schedule B to the Amended and Restated Distribution Agreement – Incorporated by reference to Exhibit (e)(5) to the Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 31, 2019.

(6)	Schedule C supplementing the Third Amended and Restated Schedule B to the Amended and Restated Distribution Agreement – Incorporated by reference to Exhibit (e)(6) to the Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 31, 2019.

(7)	Distribution Agreement (filed herewith).

(8)	Standard Dealer Agreement (FINRA-regulated) (filed herewith).

(9)	Standard Dealer Agreement (exempt) (filed herewith).

(f)(1)	Marsico Investment Fund Trustees Deferred Fee Plan - Incorporated by reference to Exhibit (f) to the Post-Effective Amendment No. 14 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 31, 2006.

(2)	Amended and Restated Marsico Investment Fund Trustees Deferred Fee Plan – Incorporated by reference to Exhibit (f)(2) to the Post-Effective Amendment No. 48 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 29, 2021.

(g)(1)	Custodian Agreement - Incorporated by reference to Exhibit (8) to the Pre-Effective Amendment No. 2 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on December 12, 1997.

(2)	Amendment to Custodian Agreement - Incorporated by reference to Exhibit (g)(2) to the Post-Effective Amendment No. 8 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 28, 2002.

(h)(1)	Amended and Restated Administration Agreement - Incorporated by reference to Exhibit (h)(1) to the Post-Effective Amendment No. 9 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on November 27, 2002.

(2)	Amendment to Amended and Restated Administration Agreement - Incorporated by reference to Exhibit (h)(2) to the Post-Effective Amendment No. 11 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 30, 2004.

(3)	Amended and Restated Schedule A to the Amended and Restated Administration Agreement - Incorporated by reference to Exhibit (h)(3) to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on December 28, 2010.

(4)	Amended and Restated Schedule A to the Amended and Restated Administration Agreement – Incorporated by reference to Exhibit (h)(4) to the Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 30, 2013.

(5)	Amendment Agreement containing Second Amended and Restated Schedule B to the Amended and Restated Administration Agreement – Incorporated by reference to Exhibit (h)(5) to the Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 31, 2019.

(6)	Amendment Agreement containing additional Amendments to the Amended and Restated Administration Agreement – Incorporated by reference to Exhibit (h)(6) to the Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 31, 2019.

(7)	Third Amended and Restated Schedule B to the Amended and Restated Administration Agreement – Incorporated by reference to Exhibit (h)(7) to the Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on November 16, 2021.

(8)	Amendment Agreement containing additional Amendments to the Amended and Restated Administration Agreement (Filed herewith).

(9)	Amended and Restated Transfer Agency Agreement - Incorporated by reference to Exhibit (h)(2) to the Post-Effective Amendment No. 9 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on November 27, 2002.

(10)	Addendum to Transfer Agency Agreement - Incorporated by reference to Exhibit (h)(3) to the Post-Effective Amendment No. 9 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on November 27, 2002.

(11)	Addendum to Transfer Agency Agreement - Incorporated by reference to Exhibit (h)(5) to the Post-Effective Amendment No. 11 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 30, 2004.

(12)	Amended and Restated Schedule C to the Amended and Restated Transfer Agent Agreement - Incorporated by reference to Exhibit (h)(6) to the Post-Effective Amendment No. 12 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on November 29, 2004.

(13)	Amendment Agreement containing Second Amended and Restated Schedule C to the Amended and Restated Transfer Agency Agreement – Incorporated by reference to Exhibit (h)(11) to the Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 31, 2019.

(14)	Amended and Restated Schedule A to the Amended and Restated Transfer Agency Agreement – Incorporated by reference to Exhibit (h)(8) to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on December 28, 2010.

(15)	Amended and Restated Schedule A to the Amended and Restated Transfer Agency Agreement – Incorporated by reference to Exhibit (h)(11) to the Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 30, 2013.

(16)	Third Amended and Restated Schedule C to the Amended and Restated Transfer Agent Agreement – Incorporated by reference to Exhibit (h)(14) to the Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 29, 2021.

(17)	Fourth Amended and Restated Schedule C to the Amended and Restated Transfer Agent Agreement – Incorporated by reference to Exhibit (h)(16) to the Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on November 16, 2021.

(18)	Fifth Amended and Restated Schedule C to the Amended and Restated Transfer Agent Agreement – Incorporated by reference to Exhibit (h)(17) to the Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 30, 2023.

(19)	Sixth Amended and Restated Schedule C to the Amended and Restated Transfer Agent Agreement (filed herewith).

(20)	Expense Limitation and Fee Waiver Agreement relating to Investor Class Shares and to Institutional Class Shares of each of the Marsico Focus Fund, the Marsico Growth Fund, the Marsico Midcap Growth Focus Fund, the Marsico International Opportunities Fund, and the Marsico Global Fund (filed herewith).

(21)	Master Accounting Services Agreement - Incorporated by reference to Exhibit (h)(11) to the Post-Effective Amendment No. 20 of the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on June 25, 2007.

(22)	Amended Appendix A to the Master Accounting Services Agreement - Incorporated by reference to Exhibit (h)(13) to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on December 28, 2010.

(i)	Legal Opinion of Dechert LLP (filed herewith).

(j)	Consent by PricewaterhouseCoopers LLP (filed herewith).

(k)	Not Applicable.

(l)	Initial Capital Agreement - Incorporated by reference to Exhibit (13) to the Pre-Effective Amendment No. 2 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on December 12, 1997.

(m)(1)	Second Amended and Restated Distribution and Service Plan – Incorporated by reference to Exhibit (m)(1) to the Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 30, 2018.

(2)	Amended Schedule A to the Second Amended and Restated Distribution and Service Plan – Incorporated by reference to Exhibit (m)(1)(b) to the Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 29, 2021.

(3)	Third Amended and Restated Distribution and Service Plan – Incorporated by reference to Exhibit (m)(1)(c) to the Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on November 16, 2021.

(n)	Multi-Class Plan Adopted Pursuant to Rule 18f-3 – Incorporated by reference to Exhibit (n) to the Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on November 16, 2021.

(p)	Code of Ethics of the Marsico Investment Fund and Marsico Capital Management, LLC, as amended October 25, 2018 – Incorporated by reference to Exhibit (p) to the Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on January 31, 2019.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 30. INDEMNIFICATION

Reference is made to Article IX, Section 2, of the Registrant’s Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Article IX, Section 2 of the Trust Instrument provides in part that every person who is, or has been, a Trustee, officer, employee, manager, or agent of the Trust (including certain specifically defined persons) (each a “Covered Person”) shall be indemnified by the Trust against liability and all expenses reasonably incurred or paid by such Covered Person in connection with any claim, action, suit, or proceeding in which such person becomes involved by virtue of being or having been a Covered Person unless: (i) such Covered Person was adjudicated to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the person’s office, or was adjudicated not to have acted in good faith in the reasonable belief that the Covered Person’s action was in or not opposed to the best interests of the Trust; or (ii) in the event of a Settlement unless one of the conditions set forth in the Trust Instrument is satisfied. Indemnification agreements with certain current or former Trustees further address the Trust’s indemnification obligations to those Covered Persons.

The Distribution Agreement between the Registrant and Distribution Services, LLC (the “Distribution Agreement”), which incorporates by reference the material terms of the distribution agreement between the Registrant and UMB Distribution Services, LLC, effective as of November 14, 2002, as amended (the “Prior Distribution Agreement”), which provides in Section 5 of the Prior Distribution Agreement for indemnification of Distribution Services, LLC (f/k/a UMB Distribution Services, LLC) in connection with certain claims and liabilities to which Distribution Services, LLC, in its capacity as Registrant’s Distributor, may be subject. A copy of the Distribution Agreement filed herewith as Exhibit (e)(7) and the Prior Distribution Agreement filed as Exhibit (e)(1) to the Post-Effective Amendment No. 9 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-36975 and 811-08397) filed with the Securities and Exchange Commission on November 27, 2002 are incorporated by reference herein. Article V. B. of the Amended and Restated Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc. similarly provides for indemnification of UMB Fund Services, Inc. in connection with certain claims and liabilities to which UMB Fund Services, Inc., in its capacity as Registrant’s Transfer Agent, may be subject. A copy of the Amended and Restated Transfer Agency Agreement is incorporated by reference herein as Exhibit (h)(9).

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

In addition to serving as the investment adviser to the Registrant, Marsico Capital Management, LLC also provides investment advisory services to other investment companies as well as other institutional and individual clients, and the officers of Marsico Capital Management, LLC assist in providing such services. The business and other connections of Marsico Capital Management, LLC are set forth in the Uniform Application for Investment Adviser Registration (“Form ADV”) of Marsico Capital Management, LLC (No. 801-54914) as currently filed with the SEC which is incorporated by reference herein.

ITEM 32. PRINCIPAL UNDERWRITER

(a)	Distribution Services, LLC currently serves as distributor of the shares of AOG Institutional Diversified Fund, Agility Multi-Asset Income Fund, ARCA U.S. Treasury Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Aspiriant Trust, EP Emerging Markets Fund, Series of Investment Managers Series Trust, EuroPac Gold Fund, Series of Investment Managers Series Trust, EuroPac International Bond Fund, Series of Investment Managers Series Trust, EuroPac International Dividend Income Fund, Series of Investment Managers Series Trust, EuroPac International Value Fund, Series of Investment Managers Series Trust, Felicitas Private Markets Fund, Flowstone Opportunity Fund, Green Century Funds, Hamilton Lane Private Assets Fund, Hamilton Lane Private Infrastructure Fund, Investment Managers Series Trust III, Keystone Private Income Fund, MA Specialty Credit Income Fund, Monachil Credit Income Fund, Pender Real Estate Credit Fund, Redwood Real Estate Income Fund, Smead Funds Trust, StepStone Private Credit Fund, StepStone Private Infrastructure Fund, StepStone Private Markets, StepStone Private Venture & Growth Fund, The Marsico Investment Fund, Thirdline Real Estate Income Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.

(b)	The officers of Distribution Services, LLC, distributor for Registrant, are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH DISTRIBUTION SERVICES, LLC	POSITIONS AND OFFICES WITH REGISTRANT
Teresa Cowan 3 Canal Plaza, Suite 100, Portland, ME 04101	President	None

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH DISTRIBUTION SERVICES, LLC	POSITIONS AND OFFICES WITH REGISTRANT
Christopher Lanza 3 Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia 3 Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Gordon Taylor 3 Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kelly Whetstone 3 Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan LaFond 3 Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None
Weston Summers 3 Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Commissions and other compensation earned, directly or indirectly, from the Registrant during the fiscal period ended September 30, 2024, by Registrant’s principal underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commissions	Other Compensation
UMB Distribution Services, LLC	$0	$0	$0	$206,440

Distribution Services, LLC serves as each Fund’s principal underwriter and acts as exclusive agent for the Funds in selling their shares to the public. For marketing and distribution services provided, Distribution Services, LLC receives a fee beginning at the annual rate of 0.0175% of each Fund’s average daily net assets attributable to the Investor Class and decreasing as the assets of that share class of each Fund reach certain levels, subject to a minimum annual fee of $10,000 per Fund for that component of the fee, plus any additional fees relating to certain specific services and reimbursement of certain expenses. Distribution fees payable to Distribution Services, LLC for its services to shares of the Institutional Class are paid by Marsico Capital Management, LLC.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant, at Registrant’s offices at 1200 17th Street, Suite 1700, Denver, CO 80202, except: (1) records held and maintained by State Street Bank and Trust Company at One Congress Street, Suite 1, Boston, Massachusetts 02114 relating to its functions as custodian; (2) records held and maintained by UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 relating to its functions as administrator and transfer agent; (3) records held and maintained by Distribution Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101 relating to its functions as distributor; and (4) records held and maintained by State Street Bank and Trust Company at One Congress Street, Suite 1, Boston, Massachusetts 02114 relating to its function as fund accountant.

ITEM 34. MANAGEMENT SERVICES

Not Applicable.

ITEM 35. UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on behalf of the Registrant, duly authorized, in the City of Denver in the State of Colorado, on this 27th day of January, 2025.

THE MARSICO INVESTMENT FUND

By:	/s/ Thomas F. Marsico
Thomas F. Marsico
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/s/ Thomas F. Marsico Thomas F. Marsico	Trustee, President and Chief Executive Officer (Principal Executive Officer)	January 27, 2025

/s/ Lynnett E. F. Macfarlane Lynnett E. F. Macfarlane*	Vice President, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)	January 27, 2025

/s/ Michael D. Rierson Michael D. Rierson*	Trustee	January 27, 2025

/s/ Jay S. Goodgold Jay S. Goodgold*	Trustee	January 27, 2025

/s/ Matthew C. Flavin Matthew C. Flavin*	Trustee	January 27, 2025

/s/ Shoshana Gillers	Trustee	January 27, 2025
Shoshana Gillers*

By:	/s/ Anthony H. Zacharski
Anthony H. Zacharski As ATTORNEY-IN-FACT

*	Pursuant to powers of attorney filed in Registrant’s Registration Statement (333-36975) on January 30, 2024 and incorporated herein by reference.

Exhibit List

Exhibit (e)(7) – Distribution Agreement

Exhibit(e)(8) – Standard Dealer Agreement (FINRA-regulated)

Exhibit(e)(9) – Standard Dealer Agreement (exempt)

Exhibit (h)(8) – Amendment Agreement containing additional Amendments to the Amended and Restated Administration Agreement

Exhibit (h)(19) – Sixth Amended and Restated Schedule C to the Amended and Restated Transfer Agent Agreement

Exhibit (h)(20) – Expense Limitation and Fee Waiver Agreement relating to Investor Class Shares and to Institutional Class Shares of each of the Marsico Focus Fund, the Marsico Growth Fund, the Marsico Midcap Growth Focus Fund, the Marsico International Opportunities Fund, and the Marsico Global Fund

Exhibit (i) - Legal Opinion of Dechert LLP

Exhibit (j) - Consent by PricewaterhouseCoopers LLP

EX-101.SCH XBRL Taxonomy Extension Schema Document

EX-101.DEF XBRL Taxonomy Extension Definition Linkbase Document

EX-101.LAB XBRL Taxonomy Extension Label Linkbase Document

EX-101.PRE XBRL Taxonomy Extension Presentation Linkbase Document